                                                      REGISTRATION NOS. 33-49098
                                                                       811-06719

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                               ON MARCH 3, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]


POST-EFFECTIVE AMENDMENT NO. 16                                          [X]


                                         and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]


            Amendment No. 17


                               ------------------

                             BB&T MUTUAL FUNDS GROUP
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                  800-228-1872
                                  ------------


                           Walter B. Grimm, President

                             BB&T Mutual Funds Group
                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

                             Alan G. Priest, Esquire
                                  Ropes & Gray
        One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)


                        immediately upon filing pursuant to paragraph (b)
            ---
                        on (date) pursuant to paragraph (b)
            ---
                        60 days after filing pursuant to paragraph (a)(i)
            ---
                        on January 27, 1998 pursuant to paragraph (a)(i)
            ---
             X          75 days after filing pursuant to paragraph (a)(ii)
            ---
                        on (date) pursuant to paragraph (a)(ii) of Rule 485
            ---


If appropriate check the following box:

                        this post-effective amendment designates a new effective
            ---         date for a previously filed post-effective amendment

                              CROSS REFERENCE SHEET


                            PROSPECTUS FOR BB&T FUNDS


                           CLASS A AND CLASS B SHARES


Part A Item                                        Prospectus Caption
-----------                                        ------------------
Cover Page......................................   Cover Page

Financial
   Highlights...................................   Selected Per Share Data and Ratios;
                                                   Performance

Synopsis........................................   Fee Table

General Description
   of Registrant................................   BB&T Funds; Investment Objective
                                                   and Policies; Investment Restrictions;
                                                   General Information - Description of
                                                   the BB&T Funds and Its Shares

Management of the
   Funds........................................   Management of BB&T Funds;
                                                   General Information - Custodian and
                                                   Transfer Agent

Capital Stock and
   Other Securities.............................   BB&T Funds; How to Purchase and
                                                   Redeem Shares; Dividends and Taxes;
                                                   General Information - Description of
                                                   the BB&T Funds and Its Shares;
                                                   General Information - Miscellaneous

Purchase of Securities
   Being Offered................................   Valuation of Shares; How to Purchase
                                                   and Redeem Shares

Redemption or Repurchase........................   How to Purchase and Redeem Shares

Legal Proceedings...............................   Inapplicable

                               MONEY MARKET FUNDS

                             Prime Money Market Fund
                         U.S. Treasury Money Market Fund


                           Tax-Free Money Market Fund


                                   BOND FUNDS

                 Short-Intermediate U.S. Government Income Fund
                     Intermediate U.S. Government Bond Fund
                    North Carolina Intermediate Tax-Free Fund
                    South Carolina Intermediate Tax-Free Fund


                       Virginia Intermediate Tax-Free Fund
                        Intermediate Corporate Bond Fund


                                   STOCK FUNDS

                          Growth and Income Stock Fund
                                  Balanced Fund
                            Large Company Growth Fund
                            Small Company Growth Fund
                            International Equity Fund

                                 FUNDS OF FUNDS

                    Capital Manager Conservative Growth Fund
                      Capital Manager Moderate Growth Fund
                           Capital Manager Growth Fund

                              CLASS A AND B SHARES



                        BRANCH BANKING AND TRUST COMPANY
                               INVESTMENT ADVISER


                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                          PROSPECTUS DATED MAY 17, 1999

                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Prospectus Summary................................................
BB&T Funds .......................................................
Fee Table.........................................................
Financial Highlights..............................................
Investment Objectives and Policies................................
Investment Restrictions...........................................
Valuation of Shares...............................................
How to Purchase and Redeem Shares.................................
Dividends and Taxes...............................................
Management of BB&T Funds..........................................
General Information...............................................



       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BB&T FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BB&T FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   BB&T FUNDS



3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893



       BB&T FUNDS is an open-end management investment company offering to the public eighteen separate investment funds (each a "Fund"). Each Fund of the BB&T Funds offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds (the "Underlying Funds"). The remaining fifteen Funds primarily invest in the securities of issuers unrelated to the BB&T Funds.


       THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

       THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.


       THE BB&T TAX-FREE MONEY MARKET FUND (the "Tax-Free Money Market Fund") seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Tax-Free Money Market
Fund seeks to achieve this objective by investing substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.



                 AN INVESTMENT IN THE PRIME MONEY MARKET FUND
           THE U.S. TREASURY FUND, AND THE TAX-FREE MONEY MARKET FUND
            IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.
                  THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL
         BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

       THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Short-Intermediate Fund") seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements, and high grade collateralized mortgage obligations.


       THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND (the "Intermediate U.S. Government Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.


       THE BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "North Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax. Normally, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

       THE BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "South Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax. Normally, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.


       THE BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND (the "Virginia Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and Virginia personal income tax. Normally, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions.



       THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND THE VIRGINIA FUND ARE NON-DIVERSIFIED FUNDS AND THEREFORE MAY EACH HAVE LESS DIVERSIFICATION PER ISSUER THAN DIVERSIFIED FUNDS.



       THE BB&T INTERMEDIATE CORPORATE BOND FUND (the "Intermediate Corporate Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in a diversified portfolio of investment grade corporate bonds.


       THE BB&T GROWTH AND INCOME STOCK FUND (the "Growth and Income Fund") seeks capital growth, current income or both, through investment in stocks.

       THE BB&T BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

       THE BB&T LARGE COMPANY GROWTH FUND (the "Large Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

       THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

       THE BB&T INTERNATIONAL EQUITY FUND (the "International Equity Fund") seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

       THE BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND (the "Capital Manager Conservative Growth Fund") seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



       THE BB&T CAPITAL MANAGER MODERATE GROWTH FUND (the "Capital Manager Moderate Growth Fund") seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



       THE BB&T CAPITAL MANAGER GROWTH FUND (the "Capital Manager Growth Fund") seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



       This Prospectus relates to the Class A Shares of the BB&T Funds (formerly the Investor Shares) and Class B Shares of the BB&T Funds, which are offered to the general public. Through a separate prospectus, BB&T Funds also offers Trust Shares to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Trust Shares are available upon request without charge by writing to the BB&T Funds or by calling the BB&T Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



       This Prospectus sets forth concisely the information about the BB&T Funds' Class A and Class B Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.



       SHARES OF THE BB&T FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 17, 1999.

                               PROSPECTUS SUMMARY


BB&T Funds                  The BB&T Funds, a Massachusetts business trust, is
                            an open-end management investment company which currently consists of eighteen separately managed portfolios (each a "Fund"). Three of the Funds (the
                            "Funds of Funds") offer Shareholders a
                            professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds
                            (the "Underlying Funds"). The remaining fifteen
                            Funds primarily invest in securities of issuers unrelated to the BB&T Funds. Each Fund is authorized to offer three classes of Shares: Class A, Class B and Trust Class. As of the date of this prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina
                            Fund, the South Carolina Fund, and the Virginia Fund and Class A Shares and Class B Shares were not yet being offered in the Equity Index Fund. Shareholders investing directly in Class B Shares of the U.S.
                            Treasury Fund, the Prime Money Market Fund, or the
                            Tax-Free Money Market Fund as opposed to
                            Shareholders obtaining Class B Shares upon an exchange of Class B Shares of any of the other
                            Funds, will be requested to participate in the Auto
                            Exchange Program in such a way that their Class B
                            Shares will be withdrawn from the respective Fund within two years of purchase. This prospectus relates only to Class A and Class B Shares.


Investment Objective and
  Policies THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

                            THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal through investing exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.


                            THE TAX-FREE MONEY MARKET FUND seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


                            THE SHORT-INTERMEDIATE FUND seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high grade collateralized mortgage obligations, some of which may be subject to repurchase agreements.


                            THE INTERMEDIATE U.S. GOVERNMENT BOND FUND seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in bonds issued or guaranteed by the U.S. Government or its agencies or its instrumentalities, some of which may be subject to repurchase agreements.

                            THE NORTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

                            THE SOUTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.


                            THE VIRGINIA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and Virginia personal income tax. Normally, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions.



                            THE INTERMEDIATE CORPORATE BOND FUND seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in a diversified portfolio of investment grade corporate bonds.


                            THE GROWTH AND INCOME FUND seeks capital growth, current income or both, primarily through investment in stocks.

                            THE BALANCED FUND seeks to obtain long-term capital growth and to produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

                            THE LARGE COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

                            THE SMALL COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

                            THE INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.


                            THE CAPITAL MANAGER CONSERVATIVE GROWTH FUND seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



                            THE CAPITAL MANAGER MODERATE GROWTH FUND seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.




                            THE CAPITAL MANAGER GROWTH FUND seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.


Investment Risks            Each Fund's performance may change daily based on
                            many factors including interest rate levels, the quality of the obligations in each Fund's portfolio, and market conditions.

                            An investment in the North Carolina Fund, the South Carolina Fund, or the Virginia Fund may involve special risk considerations. (See "Other Investment Policies of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund.") An investment in the International Equity Fund and the Prime Money Market Fund may involve special risk considerations. (See "Foreign Investments.")



Offering Price              The public offering price of the Class A Shares of
                            the Prime Money Market Fund, the U.S. Treasury
                            Fund, and the Tax-Free Money Market Fund is equal to that Fund's net asset value per Share, which each Money Market Fund will seek to maintain at $1.00.



                            The public offering price of the Class A Shares of the Short-Intermediate, the Intermediate U.S. Government Bond, the North Carolina, the South Carolina, the Virginia, the Intermediate Corporate Bond, the Growth and Income, the Balanced, the Large Company Growth, the Small Company Growth, the International Equity, the Capital Manager Conservative Growth, the Capital Manager Moderate Growth, and the Capital Manager Growth Funds is equal to that Fund's net asset value per Share plus the applicable sales charge. The public offering price of the Class B Shares is equal to the Fund's net asset value per share. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge".)


Maximum Purchase            For Class A Shares there is no maximum purchase. For
                            Class B Shares the maximum purchase is $250,000.
                            (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Class A and Class B Shares.")

Minimum Purchase            For Class A and Class B Shares, there is a $1000
                            minimum initial purchase with no minimum investment for subsequent purchases. (See "HOW TO PURCHASE AND
                            REDEEM SHARES--Purchases of Class A and Class B
                            Shares.")

Investment Adviser          Branch Banking and Trust Company ("BB&T"  or the
                            "Adviser"), Raleigh, North Carolina.


Sub-Advisers                BlackRock Institutional Management Corporation
                            ("BIMC" or the "Sub-Adviser"), Wilmington, Delaware, serves as the Sub-Adviser to the Prime Money Market
                            Fund and the Tax-Free Money Market Fund. BlackRock
                            Financial Management, Inc. ("BFMI" or the
                            "Sub-Adviser"), Philadelphia, Pennsylvania, serves as the Sub-Adviser to the Small Company Growth
                            Fund. BlackRock International, Ltd. ("BlackRock
                            International" or the "Sub-Adviser"), Edinburgh,
                            Scotland, serves as the Sub-Adviser to the International Equity Fund.



Dividends                   The Prime Money Market Fund, the U.S. Treasury Fund,
                            the Tax-Free Money Market Fund, the
                            Short-Intermediate Fund, the Intermediate U.S.
                            Government Bond Fund, Intermediate Corporate Bond
                            Fund, the North Carolina Fund, the South Carolina
                            Fund, and the Virginia Fund declare dividends daily and pay such dividends monthly. The Growth and Income Fund and the Balanced Fund declare and pay dividends monthly. The Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager
                            Conservative Growth Fund, the Capital Manager
                            Moderate Growth Fund, and the Capital Manager Growth
                            Fund declare and pay dividends quarterly.


Distributor                 BISYS Fund Services LP, Columbus, Ohio.

                                   BB&T FUNDS



       BB&T Funds is an open-end management investment company. The BB&T Funds consist of eighteen series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of eighteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds (the "Underlying Funds"). The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds. Each Fund is authorized to offer three classes of Shares: Class A, Class B and Trust Class. However, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and Class A Shares and Class B Shares were not yet being offered in the Equity Index Fund.

                                    FEE TABLE

       The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A Shares of the Funds of Funds will bear, either directly or indirectly.

                                                    CAPITAL MANAGER                  CAPITAL MANAGER
                                                     CONSERVATIVE                       MODERATE                 CAPITAL MANAGER
                                                      GROWTH FUND                      GROWTH FUND                 GROWTH FUND
                                                  -------------------             --------------------         -------------------
                                                  CLASS A     CLASS B             CLASS A      CLASS B         CLASS A     CLASS B
                                                  -------     -------             -------      -------         -------     -------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                   4.50%          0%               4.50%           0%           4.50%          0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                        0%          0%                  0%           0%              0%          0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds, as applicable)         0%       5.00%                  0%        5.00%              0%       5.00%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)                0%          0%                  0%           0%              0%          0%
Exchange Fee                                       $   0       $   0               $   0        $   0           $   0       $   0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)(3)                                0.05%       0.05%               0.05%        0.05%           0.05%       0.05%
12b-1 Fee (after voluntary fee reductions)(4)       0.25%       1.00%               0.25%        1.00%           0.25%       1.00%
Other Expenses                                      0.42%       0.42%               0.41%        0.41%           0.42%       0.42%
Total Fund Operating Expenses
  (after voluntary fee  reductions)(5)              0.72%       1.47%               0.71%        1.46%           0.72%       1.47%

1 A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Class A or Class B Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Class A and Class B Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

2 A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


3 Branch Banking and Trust Company ("BB&T") has agreed with the BB&T Funds to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets would be 0.25%.



4 BISYS Fund Services has agreed with the BB&T Funds to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 fees as a percentage of average daily net assets would be 0.50% for Class A Shares of each Fund. (See "MANAGEMENT OF BB&T FUNDS -- Distributor.")


5 As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory, distribution fees and/or other expenses, total fund operating expenses for Class A Shares and Class B Shares as a percentage of average daily net assets would be 1.17% and 1.67%, respectively, for the Capital Manager Conservative Growth Fund, 1.16% and 1.66%, respectively, for the Capital Manager Moderate Growth Fund, 1.17% and 1.67%, respectively, for the Capital Manager Growth Fund.

       The Funds of Funds will each indirectly bear its pro rata share of fees and expenses incurred by the Underlying Funds and the investment returns of each Fund of Funds will be net of the expenses of the Underlying Funds.

       The following charts provide the expense ratio for each of the Underlying Funds in which each Fund of Funds invests. The chart below provides the expense ratios which include any voluntary reduction in fees.

    Name of Underlying Fund                                    Expense Ratio
-------------------------------------------                    -------------
    Prime Money Market Fund                                        0.55%
    U.S. Treasury Fund                                             0.61%
    Short-Intermediate Fund                                        0.81%
    Intermediate U.S. Government Bond Fund                         0.84%
    Intermediate Corporate Bond Fund                               0.96%
    Growth and Income Fund                                         0.85%
    Balanced Fund                                                  0.92%
    Small Company Growth Fund                                      1.61%
    International Equity Fund                                      1.50%
    Large Company Growth Fund                                      1.06%
    Equity Index Fund                                              0.46%


       After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds (including voluntary fee waivers), the estimated average weighted expense ratio for the Class A Shares and Class B Shares of the Capital Manager Conservative Growth Fund is 1.68% and 2.43%, respectively, for the Capital Manager Moderate Growth Fund is 1.71% and 2.49%, respectively, and for the Capital Manager Growth Fund is 1.80% and 2.55%, respectively.

       The chart below provides the expense ratios for each of the Underlying Funds, absent any voluntary reductions in fees.


       Name of Underlying Fund                                   Expense Ratio
----------------------------------------------                   -------------
       Prime Money Market Fund                                      0.91%
       U.S. Treasury Fund                                           0.76%
       Short-Intermediate Fund                                      0.94%
       Intermediate U.S. Government Bond Fund                       0.94%
       Intermediate Corporate Bond Fund                             1.21%
       Growth and Income Fund                                       1.09%
       Balanced Fund                                                1.16%
       Small Company Growth Fund                                    1.61%
       International Equity Fund                                    1.51%
       Large Company Growth Fund                                    1.30%
       Equity Index Fund                                            0.66%


       After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds (with no fee waivers), the estimated average weighted expense ratio for the Class A Shares and Class B Shares of the Capital Manager Conservative Growth Fund is 2.28% and 2.78%, respectively, for the Capital Manager Moderate Growth Fund is 2.32% and 2.87%, respectively, and for the Capital Manager Growth Fund is 2.40% and 2.90%, respectively.

EXAMPLE:


On the basis of estimated expenses for the Funds of Funds, including voluntary fee reductions, set forth on page 11, the following examples illustrate the expenses you would pay on a $1,000 investment in Class A and Class B Shares of the Funds of Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                      Class A Shares                            Class B Shares
                                           -------------------------------------     -------------------------------------
                                           1 Year   3 Years   5 Years   10 Years     1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------     ------   -------   -------   --------
Capital Manager Conservative Growth Fund    $ 52     $ 67      $ 83       $130        $ 65     $ 76       $100      $159

Capital Manager Moderate Growth Fund        $ 52     $ 67      $ 83       $129        $ 65     $ 76       $100      $160

Capital Manager Growth Fund                 $ 52     $ 67      $ 83       $130        $ 65     $ 76       $100      $160

       Absent voluntary fee reductions, the dollar amounts in the above example would be as follows:


                                                      Class A Shares                            Class B Shares
                                           -------------------------------------     -------------------------------------
                                           1 Year   3 Years   5 Years   10 Years     1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------     ------   -------   -------   --------
Capital Manager Conservative Growth Fund    $ 56     $ 80       $106      $181        $ 67     $ 83      $111      $188

Capital Manager Moderate Growth Fund        $ 56     $ 80       $106      $180        $ 67     $ 82      $110      $189

Capital Manager Growth Fund                 $ 56     $ 80       $106      $181        $ 67     $ 83      $111      $190


       The purpose of the tables above is to assist a potential investor in the Funds of Funds in understanding the various costs and expenses that an investor in the Class A Shares or Class B Shares of each Fund of Funds will bear directly or indirectly. See "MANAGEMENT OF BB&T FUNDS" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A and Class B Shares of the Funds will bear, either directly or indirectly.



                                                      PRIME MONEY          U.S. TREASURY         TAX-FREE MONEY
                                                      MARKET FUND               FUND               MARKET FUND
                                                 --------------------   --------------------   --------------------
                                                  CLASS A    CLASS B     CLASS A    CLASS B     CLASS A    CLASS B
                                                 ---------  ---------   ---------  ---------   ---------  ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering
  price)                                             0%         0%          0%         0%          0%         0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                      0%         0%          0%         0%          0%         0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                     0%      5.00%          0%      5.00%          0%      5.00%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)              0%         0%          0%         0%          0%         0%
Exchange Fee                                     $   0      $   0       $   0      $   0       $   0      $   0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)                                 0.20%(3)   0.20%(3)    0.30%      0.30%       0.20%(3)   0.20%(3)
12b-1 Fees (after voluntary fee reductions)       0.25%(4)   1.00%       0.25%(4)   1.00%       0.25%(4)   1.00%
Other Expenses (after voluntary fee reductions)   0.38%(5)   0.44%(5)    0.31%(5)   0.31%(5)    0.45%(5)   0.45%(5)
Total Fund Operating Expenses
  (after voluntary fee reductions)                0.83%(6)   1.64%(6)    0.86%(6)   1.61%(6)    0.90%(6)   1.65%(6)


                                                                                INTERMEDIATE
                                                    SHORT-INTERMEDIATE         U.S. GOVERNMENT
                                                           FUND                   BOND FUND
                                                    ------------------    -------------------------
                                                         CLASS A           CLASS A         CLASS B
                                                    ------------------    ---------       ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering
  price)                                                 2.00%             4.50%              0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                             0%                0%              0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                            0%                0%           5.00%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)                     0%                0%              0%
Exchange Fee                                            $   0             $   0           $   0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)                                        0.50%(3)          0.50%(3)        0.50%(3)
12b-1 Fees (after voluntary fee reductions)              0.25%(4)          0.25%(4)        1.00%
Other Expenses (after voluntary fee reductions)          0.31%(5)          0.34%           0.34%
Total Fund Operating Expenses
  (after voluntary fee reductions)                       1.06%(6)          1.09%(6)        1.84%(6)

                                            NORTH         SOUTH                        INTERMEDIATE
                                          CAROLINA      CAROLINA      VIRGINIA           CORPORATE                  GROWTH AND
                                            FUND          FUND          FUND             BOND FUND                 INCOME FUND
                                          ---------     ---------     ---------     ---------------------     ----------------------
                                           CLASS A       CLASS A       CLASS A       CLASS A     CLASS B       CLASS A      CLASS B
                                          ---------     ---------     ---------     ---------   ---------     ---------    ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          2.00%         2.00%         2.00%         4.50%          0%         4.50%           0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)               0%            0%            0%            0%          0%            0%           0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)         0%            0%            0%            0%       5.00%            0%        5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)          0%            0%            0%            0%          0%            0%           0%
Exchange Fee                              $   0         $   0         $   0         $   0       $   0         $   0        $   0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary
  fee reductions)                          0.50%(3)      0.30%(3)      0.40%(3)      0.40%(3)    0.40%(3)      0.50%(3)     0.50%(3)
12b-1 Fees (after voluntary fee
  reductions)                              0.15%(4)      0.15%(4)      0.15%(4)      0.25%(4)    1.00%         0.25%(4)     1.00%
Other Expenses (after voluntary fee
  reductions)                              0.31%(5)      0.59%(5)      0.38%(5)      0.56%(5)    0.56%(5)      0.35%        0.35%
Total Fund Operating Expenses
  (after voluntary fee reductions)         0.96%(6)      1.04%(6)      0.93%(6)      1.21%(6)    1.96%(6)      1.10%(6)     1.85%(6)


                                                                                                SMALL COMPANY
                                                           BALANCED FUND                         GROWTH FUND
                                                        ---------------------              -----------------------
                                                         CLASS A     CLASS B                CLASS A       CLASS B
                                                        ---------   ---------              ---------     ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                        4.50%          0%                     4.50%           0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                             0%          0%                     0%              0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                       0%       5.00%                     0%              5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                        0%          0%                     0%              0%
Exchange Fee                                            $   0       $   0                  $   0           $   0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary
  fee reductions)                                        0.50%(3)    0.50%(3)                  1.00%           1.00%
12b-1 Fees (after voluntary fee
  reductions)                                            0.25%(4)    1.00%                     0.25%(4)        1.00%
Other Expenses (after voluntary fee
  reductions)                                            0.42%       0.42%                     0.61%           0.61%
Total Fund Operating Expenses
  (after voluntary fee reductions)                       1.17%(6)    1.92%(6)                  1.86%(6)        2.61%

                                                          LARGE COMPANY                          INTERNATIONAL
                                                           GROWTH FUND                            EQUITY FUND
                                                    -------------------------              -------------------------
                                                     CLASS A         CLASS B                CLASS A         CLASS B
                                                    ---------       ---------              ---------       ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                       4.50%           0%                     4.50%           0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                         0%              0%                     0%              0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                   0%              5.00%                  0%              5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                    0%              0%                     0%              0%
Exchange Fee                                        $   0           $   0                  $   0           $   0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary
  fee reductions)                                       0.50%(3)        0.50%(3)               1.00%           1.00%
12b-1 Fees (after voluntary fee
  reductions)                                           0.25%(4)        1.00%                  0.25%(4)        1.00%
Other Expenses (after voluntary fee
  reductions)                                           0.64%           0.64%                  0.50%(5)        0.50%(5)
Total Fund Operating Expenses
  (after voluntary fee reductions)                      1.39%(6)        2.14%(6)               1.75%(6)        2.50%(6)

1 A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Class A Shares or Class B Shares, respectively, of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Class A and Class B Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

2 A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


3 Branch Banking and Trust Company ("BB&T") has agreed with the BB&T Funds to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for Class A and Class B Shares would be 0.40% for the Prime Money Market Fund and the U.S. Treasury Money Market Fund, 0.40% for the Tax-Free Money Market Fund, 0.60% for the Intermediate U.S. Government Bond Fund, the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the Intermediate Corporate Bond Fund, and 0.74% for the Growth and Income Fund, the Balanced Fund, and the Large Company Growth Fund.



4 BISYS Fund Services has agreed with the BB&T Funds to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be 0.50% for Class A Shares for each Fund. (See "MANAGEMENT OF BB&T FUNDS--Distributor.")



5 Absent voluntary fee reductions, "Other Expenses" for Class A Shares, respectively, as a percentage of average daily net assets, would be 0.53% for the Prime Money Market Fund; 0.36% for the U.S. Treasury Fund; 0.50% for the Tax-Free Money Market Fund; 0.34% for the Short-Intermediate Fund; 0.38% for the North Carolina Fund; 0.87% for the South Carolina Fund; 0.43% for the Virginia Fund; 0.61% for the Intermediate Corporate Bond Fund; 0.64% for the Large Company Growth Fund; and 0.51% for the International Equity Fund. Absent voluntary reduction of fees, "Other Expenses" for Class B Shares, respectively, as a percentage of average daily net assets would be 0.59% for the Prime Money Market Fund; 0.36% for the U.S. Treasury Fund; 0.50% for the Tax-Free Money Market Fund; 0.43% for the Virginia Fund; 0.61% for the Intermediate Corporate Bond Fund; 0.64% for the Large Company Growth Fund; and 0.51% for the International Equity Fund. "Other Expenses" for the Tax-Free Money Market Fund, the Virginia Fund, and the Intermediate Corporate Bond Fund are based on estimated amounts for the current fiscal year.



6 As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory, distribution fees and/or other expenses, Total Fund Operating Expenses for Class A Shares, as a percentage of average daily net assets would be 1.43% for the Prime Money Market Fund, 1.26% for the U.S. Treasury Fund, 1.40% for the Tax-Free Money Market Fund, 1.44% for the Short-Intermediate Fund, 1.44% for the Intermediate U.S. Government Bond Fund, 1.48% for the North Carolina Fund, 1.97% for the South Carolina Fund, 1.53% for the Virginia Fund, 1.71% for the Intermediate Corporate Bond Fund, 1.59% for the Growth and Income Fund, 1.66% for the Balanced Fund, 2.11% for the Small Company Growth Fund, 2.01% for the International Equity Fund, and 1.87% for the Large Company Growth Fund. Absent the voluntary reduction of investment advisory fees and/or other expenses, Total Fund Operating Expenses for Class B Shares, as a percentage of average daily net assets, would be 1.99% for the Prime Money Market Fund, 1.76% for the U.S. Treasury Money Market Fund, 1.90% for the Tax-Free Money Market Fund, 1.94% for the Intermediate U.S. Government Bond Fund, 2.21% for the Intermediate Corporate Bond

       Fund, 2.09% for the Growth and Income Fund, 2.16% for the Balanced Fund, 2.51% for the International Equity Fund, and 2.37% for the Large Company Growth Fund.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Class A Shares of the Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                            1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                            ------     -------    -------    --------
YEARS
Prime Money Market Fund                      $  8       $ 26       $ 46       $103

U.S. Treasury Fund                           $  9       $ 27       $ 48       $106

Tax-Free Money Market Fund                   $  9       $ 29        N/A        N/A

Short-Intermediate Fund                      $ 31       $ 53       $ 77       $147

Intermediate U.S. Government Bond Fund       $ 56       $ 78       $102       $172

North Carolina Fund                          $ 30       $ 50       $ 72       $135

South Carolina Fund                          $ 30       $ 52       $ 76       $145

Virginia Fund                                $ 29       $ 49        N/A        N/A

Intermediate Corporate Bond Fund             $ 57       $ 82        N/A        N/A

Growth and Income Fund                       $ 56       $ 78       $103       $173

Balanced Fund                                $ 56       $ 80       $106       $181

Small Company Growth Fund                    $ 63       $101       $141       $253

Large Company Growth Fund                    $ 59       $ 87       $118       $204

International Equity Fund                    $ 62       $ 98       $136       $242

Example:

       You would pay the following expenses on a $1,000 investment in Class B Shares of the Funds, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and (2) 5% annual return.


                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             ------     -------     -------     --------
YEARS
Prime Money Market Fund
  Assuming a complete
  redemption at end of period                 $ 67       $ 82        $109         $173
  Assuming no redemption                      $ 17       $ 52        $ 89         $173

U.S. Treasury Fund
  Assuming a complete
  redemption at end of period                 $ 66       $ 81        $108         $171
  Assuming no redemption                      $ 16       $ 51        $ 88         $171

Tax-Free Money Market Fund
  Assuming a complete
  redemption at end of period                 $ 67       $ 82         N/A          N/A
  Assuming no redemption                      $ 17       $ 52         N/A          N/A

Intermediate U.S. Government Bond Fund
  Assuming a complete
  redemption at end of period                 $ 69       $ 88        $120         $196
  Assuming no redemption                      $ 19       $ 58        $100         $196

Intermediate Corporate Bond Fund
  Assuming a complete
  redemption at end of period                 $ 70       $ 92         N/A          N/A
  Assuming no redemption                      $ 20       $ 62         N/A          N/A

Growth and Income Fund
  Assuming a complete
  redemption at end of period                 $ 69       $ 88        $120         $197
  Assuming no redemption                      $ 19       $ 58        $100         $197

                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                             ------     -------     -------     --------
Balanced Fund
  Assuming a complete
  redemption at end of period                 $ 69        $ 90        $124        $205
  Assuming no redemption                      $ 19        $ 60        $104        $205

Small Company Growth Fund
  Assuming a complete
  redemption at end of period                 $ 76        $111        $159        $276
  Assuming no redemption                      $ 26        $ 81        $139        $276

Large Company Growth Fund
  Assuming a complete
  redemption at end of period                 $ 72        $ 97        $135        $228
  Assuming no redemption                      $ 22        $ 67        $115        $228

International Equity Fund
  Assuming a complete
  redemption at end of period                 $ 75        $108        $153        $265
  Assuming no redemption                      $ 25        $ 78        $133        $265

       The purpose of the tables above is to assist a potential investor in the Funds in understanding the various costs and expenses that an investor in the Class A Shares or Class B Shares of each Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T FUNDS " for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       Long-term shareholders of Class A Shares and Class B Shares may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.


       The information set forth in the foregoing tables and examples relates only to Class A and Class B Shares. The BB&T FUNDS also OFFER Trust Shares of each Fund which are subject to the same expenses except that there are no sales charges nor distribution costs charged to Trust Shares. (See "MANAGEMENT OF BB&T FUNDS" -- "Investment Adviser" and "Administrator and Distributor.")

                              FINANCIAL HIGHLIGHTS


       The tables below sets forth financial highlights concerning the investment results for each of the Funds for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG LLP, independent auditors for the BB&T Funds, whose report thereon, insofar as it relates to each of the most recent five years or periods indicated herein is included in the Statement of Additional Information. The Tax-Free Money Market Fund, the Virginia Fund, and the Intermediate Corporate Bond Fund had not commenced operations as of September 30, 1998.



       The Class A Shares (formerly the Investor Shares) and Trust Shares of each of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, and the Growth and Income Stock Fund effectively were operated as a single class of shares from the commencement of operations of each of these Funds until January 31, 1993. On February 1, 1993, each of these Funds commenced operating as multiple class funds and assessed Rule 12b-1 fees to Class A Shares (and not to Trust Shares) pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Trust Shares can be obtained in a separate prospectus by writing to the BB&T FUNDS at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                             PRIME MONEY MARKET FUND

                                                      10/01/97
                                                         TO
                                                     09/30/98(a)
                                                     -----------
                                                       CLASS A
                                                     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 1.000

INVESTMENT ACTIVITIES
   Net investment income                               0.048
       Total from Investment Activities                0.048

DISTRIBUTIONS
   Net investment income                              (0.048)
       Total Distributions                            (0.048)

NET ASSET VALUE, END OF PERIOD                       $ 1.000
   Total Return                                         4.93%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                   $ 3,262
   Ratio of expenses to average net
     assets                                             0.83%(c)
   Ratio of net investment income to
     average net assets                                 4.83%(c)
   Ratio of expenses to average
    net assets*                                         1.43%(c)
   Ratio of net investment income
    to average net assets*                              4.23%(c)

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

                             Prime Money Market Fund

                                                    09/02/98
                                                       TO
                                                   09/30/98(a)
                                                   -----------
                                                     CLASS B
                                                   -----------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000

INVESTMENT ACTIVITIES
   Net investment income                             0.003
       Total from Investment Activities              0.003

DISTRIBUTIONS
   Net investment income                            (0.003)
       Total Distributions                          (0.003)

NET ASSET VALUE, END OF PERIOD                     $ 1.000
   Total Return (excludes redemption charge)          0.32%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                 $   300
   Ratio of expenses to average net
     assets                                           1.64%(c)
   Ratio of net investment income to
     average net assets                               3.98%(c)
   Ratio of expenses to average
    net assets*                                       1.99%(c)
   Ratio of net investment income
    to average net assets*                            3.63%(c)

* During the period certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

                         U.S. TREASURY MONEY MARKET FUND

                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    10/05/92
                                             ENDED          ENDED          ENDED          ENDED          ENDED           TO
                                           09/30/98        09/30/97       09/30/96       09/30/95       09/30/94      09/30/93
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                          -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                          -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES
   Net investment income                        0.046          0.044          0.044          0.047          0.027          0.026
                                          -----------    -----------    -----------    -----------    -----------    -----------
       Total from Investment Activities         0.046          0.044          0.044          0.047          0.027          0.026
                                          -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS
   Net investment income                       (0.046)        (0.044)        (0.044)        (0.047)        (0.027)        (0.026)
                                          -----------    -----------    -----------    -----------    -----------    -----------
       Total Distributions                     (0.046)        (0.044)        (0.044)        (0.047)        (0.027)        (0.026)
                                          -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD            $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                          ===========    ===========    ===========    ===========    ===========    ===========
   Total Return                                  4.75%          4.50%          4.49%          4.81%          2.76%          2.60%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)        $    41,478    $    32,541    $    27,931    $    13,948    $     1,486    $       279
   Ratio of expenses to average net
     assets                                      0.86%          0.95%          0.99%          0.98%          0.94%          0.51%(c)
   Ratio of net investment income to
     average net assets                          4.65%          4.41%          4.37%          4.81%          2.89%          2.58%(c)
   Ratio of expenses to average
    net assets*                                  1.26%          1.25%          1.25%          1.24%          1.32%          1.32%(c)
   Ratio of net investment income
    to average net assets*                       4.25%          4.11%          4.11%          4.55%          2.51%          1.77%(c)

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

                         U.S. TREASURY MONEY MARKET FUND

                                                 FOR THE YEAR       FOR THE YEAR         01/01/96
                                                    ENDED              ENDED                TO
                                                   09/30/98           09/30/97          09/30/96(a)
                                                --------------     --------------     --------------
                                                CLASS B SHARES     CLASS B SHARES     CLASS B SHARES
                                                --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     1.00         $     1.00         $     1.00
                                                  ----------         ----------         ----------
INVESTMENT ACTIVITIES
   Net investment income                               0.039              0.036              0.025
                                                  ----------         ----------         ----------
       Total from Investment Activities                0.039              0.036              0.025
                                                  ----------         ----------         ----------
DISTRIBUTIONS
   Net investment income                              (0.039)            (0.036)            (0.025)
                                                  ----------         ----------         ----------
       Total Distributions                            (0.039)            (0.036)            (0.025)
                                                  ----------         ----------         ----------
NET ASSET VALUE, END OF PERIOD                    $     1.00         $     1.00         $     1.00
                                                  ==========         ==========         ==========
Total Return (excludes redemption charge)               3.97%              3.67%              2.53%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                $    1,255         $    1,502         $    1,305
   Ratio of expenses to average net assets              1.61%              1.75%              1.75%(c)
   Ratio of net investment income to
     average net assets                                 3.90%              3.61%              3.55%(c)
   Ratio of expenses to average net assets*             1.76%              --                 --
   Ratio of net investment income to
     average net assets*                                3.75%              --                 --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                    FOR THE YEAR            FOR THE YEAR            FOR THE YEAR
                                                       ENDED                   ENDED                   ENDED
                                                      09/30/98                09/30/97                09/30/96
                                                    ------------            ------------            ------------
                                                      CLASS A                 CLASS A                 CLASS A
                                                    ------------            ------------            ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.76              $     9.73              $     9.88
                                                     ----------              ----------              ----------
INVESTMENT ACTIVITIES
  Net investment income                                    0.51                    0.54                    0.55
  Net realized and unrealized gains
    (losses) on investments                                0.30                    0.03                   (0.15)
                                                     ----------              ----------              ----------
   Total from Investment Activities                        0.81                    0.57                    0.40
                                                     ----------              ----------              ----------
DISTRIBUTIONS
  Net investment income                                   (0.51)                  (0.54)                  (0.55)
  Net realized gains                                       --                      --                      --
                                                     ----------              ----------              ----------
   Total Distributions                                    (0.51)                  (0.54)                  (0.55)
                                                     ----------              ----------              ----------
NET ASSET VALUE, END OF PERIOD                       $    10.06              $     9.76              $     9.73
                                                     ==========              ==========              ==========
Total Return (excludes sales charge)                       8.50%                   6.07%                   4.09%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                    $    4,476              $    5,151              $    6,356
  Ratio of expenses to average
    net assets                                             1.06%                   1.11%                   1.19%
  Ratio of net investment income to
    average net assets                                     5.15%                   5.60%                   5.55%
  Ratio of expenses to average
    net assets*                                            1.44%                   1.46%                   1.54%
  Ratio of net investment income to
    average net assets*                                    4.77%                   5.25%                   5.20%
  Portfolio turnover(d)                                   53.74%                  87.99%                  54.82%

                                                        FOR THE YEAR            FOR THE YEAR              11/30/92
                                                           ENDED                    ENDED                    TO
                                                          09/30/95                09/30/94               09/30/93(a)
                                                        ------------            ------------            ------------
                                                          CLASS A                 CLASS A                 CLASS A
                                                        ------------            ------------            ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     9.60              $    10.29              $    10.00
                                                         ----------              ----------              ----------
INVESTMENT ACTIVITIES
  Net investment income                                        0.53                    0.50                    0.47
  Net realized and unrealized gains
    (losses) on investments                                    0.29                   (0.68)                   0.30
                                                         ----------              ----------              ----------
   Total from Investment Activities                            0.82                   (0.18)                   0.77
                                                         ----------              ----------              ----------
DISTRIBUTIONS
  Net investment income                                       (0.54)                  (0.50)                  (0.48)
  Net realized gains                                           --                     (0.01)                   --
                                                         ----------              ----------              ----------
   Total Distributions                                        (0.54)                  (0.51)                  (0.48)
                                                         ----------              ----------              ----------
NET ASSET VALUE, END OF PERIOD                           $     9.88              $     9.60              $    10.29
                                                         ==========              ==========              ==========
Total Return (excludes sales charge)                           8.74%                  (1.86%)                  7.80%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                        $    7,102              $   10,345              $   14,915
  Ratio of expenses to average
    net assets                                                 1.17%                   0.89%                   0.56%(c)
  Ratio of net investment income to
    average net assets                                         5.50%                   5.01%                   5.43%(c)
  Ratio of expenses to average
    net assets*                                                1.58%                   1.58%                   1.56%(c)
  Ratio of net investment income to
    average net assets*                                        5.09%                   4.32%                   4.42%(c)
  Portfolio turnover(d)                                      106.81%                   7.06%                  14.06%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND

                                            FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR    10/09/92
                                                ENDED         ENDED         ENDED         ENDED         ENDED          TO
                                              09/30/98      09/30/97      09/30/96      09/30/95      09/30/94     09/30/93(a)
                                            ------------  ------------  ------------  ------------  ------------   -----------
                                              CLASS A       CLASS A       CLASS A       CLASS A       CLASS A       CLASS A
                                            ------------  ------------  ------------  ------------  ------------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    9.84     $    9.63     $    9.88     $    9.33     $   10.39     $   10.00
                                             ---------     ---------     ---------     ---------     ---------     ---------
INVESTMENT ACTIVITIES
   Net investment income                          0.51          0.53          0.56          0.59          0.59          0.63
   Net realized and unrealized gains
     (losses) on investments                      0.74          0.21         (0.25)         0.55         (1.04)         0.39
                                             ---------     ---------     ---------     ---------     ---------     ---------
       Total from Investment Activities           1.25          0.74          0.31          1.14         (0.45)         1.02
                                             ---------     ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS
   Net investment income                         (0.52)        (0.53)        (0.56)        (0.59)        (0.59)        (0.63)
   Net realized gains                             --            --            --            --           (0.02)         --
                                             ---------     ---------     ---------     ---------     ---------     ---------
       Total Distributions                       (0.52)        (0.53)        (0.56)        (0.59)        (0.61)        (0.63)
                                             ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD               $   10.57     $    9.84     $    9.63     $    9.88     $    9.33     $   10.39
                                             =========     =========     =========     =========     =========     =========
Total Return (excludes sales charge)             13.07%         7.93%         3.17%        12.63%        (4.48)%       10.53%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)           $   4,562     $   4,211     $   3,659     $   5,173     $   6,772     $   5,238
   Ratio of expenses to average net assets        1.09%         1.12%         1.13%         1.09%         0.96%         0.59%(c)
   Ratio of net investment income to
     average net assets                           5.10%         5.49%         5.68%         6.22%         6.03%         6.26%(c)
   Ratio of expenses to average net
         assets*                                  1.44%         1.47%         1.48%         1.50%         1.56%         1.55%(c)
   Ratio of net investment income to
     average net assets*                          4.75%         5.14%         5.33%         5.81%         5.43%         5.30%(c)
   Portfolio turnover(d)                         60.98%        62.45%        76.29%        68.91%         0.38%        15.27%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND

                                                 FOR THE YEAR       FOR THE YEAR        01/01/96
                                                     ENDED              ENDED              TO
                                                   09/30/98          09/30/97          09/30/96(a)
                                                 ------------       ------------       -----------
                                                    CLASS B           CLASS B           CLASS B
                                                 ------------       ------------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD               $    9.81         $    9.60         $   10.17
                                                   ---------         ---------         ---------
INVESTMENT ACTIVITIES
    Net investment income                               0.43              0.46              0.31
    Net realized and unrealized gains
      (losses)  on investments                          0.74              0.21             (0.57)
                                                   ---------         ---------         ---------
       Total from Investment Activities                 1.17              0.67             (0.26)
                                                   ---------         ---------         ---------
DISTRIBUTIONS
    Net investment income                              (0.44)            (0.46)            (0.31)
                                                   ---------         ---------         ---------
       Total Distributions                             (0.44)            (0.46)            (0.31)
                                                   ---------         ---------         ---------
NET ASSET VALUE, END OF PERIOD                     $   10.54         $    9.81         $    9.60
                                                   =========         =========         =========
Total Return (excludes redemption charge)              12.26%             7.14%        (2.48)%(b)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)                $   1,314         $     623         $     353
    Ratio of expenses to average net assets             1.84%             1.87%             1.85%(c)
    Ratio of net investment income to
      average net assets                                4.35%             4.74%             5.01%(c)
    Ratio of expenses to average net assets*            1.94%             1.97%             1.95%(c)
    Ratio of net investment income to
      average net assets*                               4.25%             4.64%             4.91%(c)
    Portfolio turnover(d)                              60.98%            62.45%            76.29%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                                FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED                ENDED
                                                  09/30/98             09/30/97             09/30/96
                                                ------------         ------------         ------------
                                                   CLASS A              CLASS A              CLASS A
                                                ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.27         $      10.05         $      10.15
                                                ------------         ------------         ------------
INVESTMENT ACTIVITIES
   Net investment income                                0.42                 0.40                 0.36
   Net realized and unrealized gains
     (losses)  on investments                           0.25                 0.22                (0.10)
                                                ------------         ------------         ------------
       Total from Investment Activities                 0.67                 0.62                 0.26
                                                ------------         ------------         ------------
DISTRIBUTIONS
  Net investment income                                (0.42)               (0.40)               (0.36)
  Net realized gains                                    --                   --                   --
                                                ------------         ------------         ------------
       Total Distributions                             (0.42)               (0.40)               (0.36)
                                                                                          ------------
NET ASSET VALUE, END OF PERIOD                  $      10.52         $      10.27         $      10.05
                                                ============         ============         ============
 Total Return (excludes sales charge)                   6.63%                6.28%                2.61%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)               $     11,592         $      9,419         $      9,261
  Ratio of expenses to average net assets               0.96%                1.00%                1.11%
  Ratio of net investment income
    to average net assets                               4.03%                3.94%                3.58%
  Ratio of expenses to average
    net assets*                                         1.48%                1.50%                1.61%
  Ratio of net investment income
    to average net assets*                              3.51%                3.44%                3.08%
   Portfolio turnover(d)                               32.63%               16.98%               20.90%

                                                        FOR THE YEAR         FOR THE YEAR           10/16/92
                                                            ENDED                ENDED                 TO
                                                          09/30/95             09/30/94             09/30/93(a)
                                                        ------------         ------------         ------------
                                                           CLASS A              CLASS A              CLASS A
                                                        ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       9.78         $      10.29         $      10.00
                                                        ------------         ------------         ------------
INVESTMENT ACTIVITIES
   Net investment income                                        0.36                 0.36                 0.36
   Net realized and unrealized gains
     (losses)  on investments                                   0.37                (0.50)                0.29
                                                        ------------         ------------         ------------
       Total from Investment Activities                         0.73                (0.14)                0.65
                                                        ------------         ------------         ------------
DISTRIBUTIONS
  Net investment income                                        (0.36)               (0.36)               (0.36)
  Net realized gains                                            --                  (0.01)                --
                                                        ------------         ------------         ------------
       Total Distributions                                     (0.36)               (0.37)               (0.36)
                                                        ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                          $      10.15         $       9.78         $      10.29
                                                        ============         ============         ============
 Total Return (excludes sales charge)                           7.61%               (1.33)%               6.60%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                       $      8,717         $     11,083         $     13,695
  Ratio of expenses to average net assets                       1.05%                0.75%                0.43%(c)
  Ratio of net investment income
    to average net assets                                       3.63%                3.63%                3.80%(c)
  Ratio of expenses to average
    net assets*                                                 1.63%                1.66%                1.77%(c)
  Ratio of net investment income
    to average net assets*                                      3.05%                2.72%                2.45%(c)
   Portfolio turnover(d)                                        9.38%                0.56%                5.92%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                                 10/20/97
                                                    TO
                                                09/30/98(a)
                                                -----------
                                                  CLASS A
                                                -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.00

INVESTMENT ACTIVITIES
   Net investment income                            0.31
   Net realized and unrealized gains
     (losses) on investments                        0.47
          Total from Investment Activities          0.78

DISTRIBUTIONS
  Net investment income                            (0.31)

          Total Distributions                      (0.31)

NET ASSET VALUE, END OF PERIOD                   $ 10.47
 Total Return (excludes sales charge)               7.91%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                $   297
  Ratio of expenses to average net assets           1.04%(c)
  Ratio of net investment income
    to average net assets                           3.71%(c)
  Ratio of expenses to average
    net assets*                                     1.97%(c)
  Ratio of net investment income
    to average net assets*                          2.78%(c)
   Portfolio turnover(d)                           58.80%

* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          GROWTH AND INCOME STOCK FUND

                                                   FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                      ENDED                ENDED                ENDED
                                                     09/30/98             09/30/97             09/30/96
                                                   ------------         ------------         ------------
                                                     CLASS A              CLASS A              CLASS A
                                                   ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      19.98         $      15.31         $      12.97
                                                   ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                    0.23                 0.26                 0.26
  Net realized and unrealized gains (losses)
    on investments                                        (0.17)                5.30                 2.43
                                                   ------------         ------------         ------------
   Total from Investment Activities                        0.06                 5.56                 2.69
                                                   ------------         ------------         ------------
DISTRIBUTIONS
  Net investment income                                   (0.23)               (0.26)               (0.26)
  Net realized gains                                      (1.33)               (0.63)               (0.09)
  In excess of net realized gains                          --                   --                   --
                                                   ------------         ------------         ------------
   Total Distributions                                    (1.56)               (0.89)               (0.35)
                                                   ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                     $      18.48         $      19.98         $      15.31
                                                   ============         ============         ============
Total Return (excludes sales charge)                       0.10%               37.80%               20.97%

RATIOS/SUPPLEMENTARY
   DATA:
Net Assets, End of Period (000)                    $     39,817         $     34,679         $     18,949
Ratio of expenses to average net assets                    1.10%                1.09%                1.11%
Ratio of net investment income to
  average net assets                                       1.18%                1.52%                1.82%
Ratio of expenses to average net assets*                   1.59%                1.58%                1.60%
Ratio of net investment income to
  average net assets*                                      0.69%                1.03%                1.33%
Portfolio turnover(d)                                     13.17%               22.66%               19.82%

                                                           FOR THE YEAR         FOR THE YEAR           10/09/92
                                                              ENDED                ENDED                  TO
                                                             09/30/95             09/30/94            09/30/93(a)
                                                           ------------         ------------         ------------
                                                             CLASS A              CLASS A              CLASS A
                                                           ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $      11.26         $      11.26         $      10.00
                                                           ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                            0.25                 0.25                 0.28
  Net realized and unrealized gains (losses)
    on investments                                                 1.98                 0.12                 1.27
                                                           ------------         ------------         ------------
   Total from Investment Activities                                2.23                 0.37                 1.55
                                                           ------------         ------------         ------------
DISTRIBUTIONS
  Net investment income                                           (0.25)               (0.26)               (0.29)
  Net realized gains                                              (0.12)               (0.11)                --
  In excess of net realized gains                                 (0.15)                --                   --
                                                           ------------         ------------         ------------
   Total Distributions                                            (0.52)               (0.37)               (0.29)
                                                           ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                             $      12.97         $      11.26         $      11.26
                                                           ============         ============         ============
Total Return (excludes sales charge)                              20.62%                3.33%               15.72%(b)

RATIOS/SUPPLEMENTARY
   DATA:
Net Assets, End of Period (000)                            $     10,842         $      7,973         $      6,009
Ratio of expenses to average net assets                            1.07%                0.92%                0.63%(c)
Ratio of net investment income to
  average net assets                                               2.15%                2.26%                2.85%(c)
Ratio of expenses to average net assets*                           1.60%                1.65%                1.68%(c)
Ratio of net investment income to
  average net assets*                                              1.62%                1.52%                1.81%(c)
Portfolio turnover(d)                                              8.73%               21.30%               27.17%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          GROWTH AND INCOME STOCK FUND

                                                   FOR THE YEAR         FOR THE YEAR           01/01/96
                                                       ENDED                ENDED                TO
                                                     09/30/98             09/30/97           09/30/96(a)
                                                   ------------         ------------         ------------
                                                      CLASS B              CLASS B              CLASS B
                                                   ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      19.93         $      15.29         $      13.78
                                                   ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                    0.09                 0.13                 0.13
  Net realized and unrealized gains (losses)
    on investments                                        (0.18)                5.28                 1.52
                                                   ------------         ------------         ------------
          Total from Investment Activities                (0.09)                5.41                 1.65
                                                   ------------         ------------         ------------
DISTRIBUTIONS
  Net investment income                                   (0.09)               (0.14)               (0.14)
  Net realized gains                                      (1.33)               (0.63)                --
                                                   ------------         ------------         ------------
          Total Distributions                             (1.42)               (0.77)               (0.14)
                                                   ------------         ------------         ------------
Net Asset Value, End of Period                     $      18.42         $      19.93         $      15.29
                                                   ============         ============         ============
Total Return (excludes redemption charge)                 (0.67%)              36.70%               12.01%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                    $     32,455         $     16,690         $      3,880
Ratio of expenses to average net assets                    1.85%                1.84%                1.85%(c)
Ratio of net investment income to
  average net assets                                       0.43%                0.77%                1.13%(c)
Ratio of expenses to average net assets*                   2.09%                2.08%                2.09%(c)
Ratio of net investment income to
  average net assets*                                      0.19%                0.53%                0.89%(c)
Portfolio turnover(d)                                     13.17%               22.66%               19.82%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                  BALANCED FUND

                                                  FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                      ENDED                ENDED                ENDED
                                                    09/30/98             09/30/97             09/30/96
                                                  ------------         ------------         ------------
                                                     CLASS A              CLASS A              CLASS A
                                                  ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      13.63         $      11.96         $      11.04
                                                  ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                   0.39                 0.45                 0.43
  Net realized and unrealized gains
     (losses) on investments                              0.54                 2.04                 0.92
                                                  ------------         ------------         ------------
       Total from Investment Activities                   0.93                 2.49                 1.35
                                                  ------------         ------------         ------------
DISTRIBUTIONS
   Net investment income                                 (0.39)               (0.45)               (0.43)
   Net realized gains                                    (0.35)               (0.37)                --
                                                  ------------         ------------         ------------
       Total Distributions                               (0.74)               (0.82)               (0.43)
                                                  ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                    $      13.82         $      13.63         $      11.96
                                                  ============         ============         ============
Total Return (excludes sales charge)                      6.89%               21.76%               12.43%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                $     21,948         $     17,234         $     12,456
   Ratio of expenses to average net assets                1.17%                1.18%                1.20%
   Ratio of net investment income to
    average net assets                                    2.75%                3.63%                3.78%
   Ratio of expenses to average net assets*               1.66%                1.67%                1.69%
   Ratio of net investment income to
    average net assets*                                   2.26%                3.14%                3.29%
   Portfolio turnover(d)                                 31.85%               27.07%               19.87%

                                                      FOR THE YEAR         FOR THE YEAR           10/05/92
                                                          ENDED                ENDED                 TO
                                                        09/30/95             09/30/94            09/30/93(a)
                                                      ------------         ------------         ------------
                                                         CLASS A              CLASS A              CLASS A
                                                      ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       9.76         $      10.20         $      10.00
                                                      ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                       0.44                 0.38                 0.08
  Net realized and unrealized gains
     (losses) on investments                                  1.27                (0.44)                0.21
                                                      ------------         ------------         ------------
       Total from Investment Activities                       1.71                (0.06)                0.29
                                                      ------------         ------------         ------------
DISTRIBUTIONS
   Net investment income                                     (0.43)               (0.38)               (0.09)
   Net realized gains                                         --                   --                   --
                                                      ------------         ------------         ------------
       Total Distributions                                   (0.43)               (0.38)               (0.09)
                                                      ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                        $      11.04         $       9.76         $      10.20
                                                      ============         ============         ============
Total Return (excludes sales charge)                         18.00%               (0.64)%               2.88%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                    $      9,257         $      8,560         $      2,569
   Ratio of expenses to average net assets                    1.17%                0.98%                0.50%(c)
   Ratio of net investment income to
    average net assets                                        4.27%                4.02%                4.39%(c)
   Ratio of expenses to average net assets*                   1.71%                1.75%                2.00%(c)
   Ratio of net investment income to
    average net assets*                                       3.73%                3.25%                2.89%(c)
   Portfolio turnover(d)                                     23.68%               12.91%                8.32%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                  BALANCED FUND

                                                   FOR THE YEAR         FOR THE YEAR           01/01/96
                                                       ENDED                ENDED                 TO
                                                     09/30/98             09/30/97            09/30/96(a)
                                                   ------------         ------------         ------------
                                                      CLASS B              CLASS B              CLASS B
                                                   ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      13.57         $      11.91         $      11.54
                                                   ------------         ------------         ------------
INVESTMENT ACTIVITIES
  Net investment income                                    0.28                 0.36                 0.27
  Net realized and unrealized gains (losses)
     on investments                                        0.55                 2.04                 0.37
                                                   ------------         ------------         ------------
       Total from Investment Activities                    0.83                 2.40                 0.64
                                                   ------------         ------------         ------------
DISTRIBUTIONS
   Net investment income                                  (0.29)               (0.37)               (0.27)
   Net realized gains                                     (0.35)               (0.37)                --
                                                   ------------         ------------         ------------
       Total Distributions                                (0.64)               (0.74)               (0.27)
                                                   ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                     $      13.76         $      13.57         $      11.91
                                                   ============         ============         ============
Total Return (excludes redemption charge)                  6.16%               20.90%                5.67%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                 $     15,183         $      6,360         $      2,339
   Ratio of expenses to average net assets                 1.92%                1.93%                1.95%(c)
   Ratio of net investment income to
     average net assets                                    1.98%                2.88%                3.13%(c)
   Ratio of expenses to average net assets*                2.16%                2.17%                2.18%(c)
   Ratio of net investment income to
     average net assets*                                   1.74%                2.64%                2.90%(c)
   Portfolio turnover(d)                                  31.85%               27.07%               19.87%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            LARGE COMPANY GROWTH FUND


                                                                     10/03/97 TO
                                                                     09/30/98 (a)
                                                                     -----------
                                                                       CLASS A
                                                                     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    10.00
                                                                     ----------

INVESTMENT ACTIVITIES
  Net investment Income (loss)                                             --
  Net realized and unrealized gains (losses) on investments               (0.25)
          Total from Investment Activities                                (0.25)

DISTRIBUTIONS
  Net investment income                                                   (0.03)
  Net realized gains                                                      (0.10)
          Total Distributions                                             (0.13)

NET ASSET VALUE, END OF PERIOD                                       $     9.62
                                                                     ==========

Total Return (excludes sales charge)                                      (2.54%)(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                    $    1,938
  Ratio of expenses to average net assets                                  1.39%(c)
  Ratio of net investment income to average net assets                    (0.04%)(c)
  Ratio of expenses to average net assets*                                 1.87%(c)
  Ratio of net investment income (loss) to average net assets*            (0.52%)(c)
  Portfolio turnover(d)                                                  108.36%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            LARGE COMPANY GROWTH FUND



                                                   10/03/97 TO
                                                   09/30/98(A)
                                                   -----------
                                                     CLASS B
                                                   -----------
NET ASSET VALUE, BEGINNING OF PERIOD               $     10.00
                                                   -----------

INVESTMENT ACTIVITIES
  Net investment income (loss)                           (0.02)
  Net realized and unrealized gains (losses)
    on investments                                       (0.29)
          Total from Investment Activities               (0.31)

DISTRIBUTIONS
  Net investment income                                  (0.01)
  Net realized gains                                     (0.10)
          Total Distributions                            (0.11)

NET ASSET VALUE, END OF PERIOD                     $      9.58
                                                   ===========

Total Return (excludes redemption charge)                (3.13%)(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                  $     3,985
  Ratio of expenses to average net assets                 2.14%(c)
  Ratio of net investment income
    to average net assets                                (0.78%)(c)
  Ratio of expenses to average net assets*                2.37%(c)
  Ratio of net investment income (loss)
    to average net assets*                               (1.01%)(c)
  Portfolio turnover(d)                                 108.36%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            SMALL COMPANY GROWTH FUND

                                                   FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                                       ENDED                ENDED                ENDED            12/07/94 TO
                                                     09/30/98             09/30/97             09/30/96            09/30/95(a)
                                                   ------------         ------------         ------------         ------------
                                                      CLASS A              CLASS A              CLASS A             CLASS A
                                                   ------------         ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      23.33         $      21.06         $      14.53         $      10.00
                                                   ------------         ------------         ------------         ------------

INVESTMENT ACTIVITIES
  Net investment income (loss)                            (0.29)               (0.15)               (0.20)               (0.08)
  Net realized and unrealized gains (losses)
    on investments                                        (5.23)                2.44                 6.73                 4.61
                                                   ------------         ------------         ------------         ------------
          Total from Investment Activities                (5.52)                2.29                 6.53                 4.53
                                                   ------------         ------------         ------------         ------------

DISTRIBUTIONS
   In excess of net realized gains                        (0.31)               (0.02)                --                   --
                                                   ------------         ------------         ------------         ------------
          Total Distributions                             (0.31)               (0.02)                --                   --
                                                                        ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                     $      17.50         $      23.33         $      21.06         $      14.53
                                                   ============         ============         ============         ============

Total Return (excludes sales charge)                     (23.81%)              10.90%               44.94%               45.30%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                  $      9,456         $     12,676         $      7,413         $      1,096
  Ratio of expenses to average net assets                  1.86%                1.89%                2.01%                2.50%(c)
  Ratio of net investment income (loss)
    to average net assets                                 (1.36%)              (1.29)%              (1.26)%              (1.56)%(c)
  Ratio of expenses to average net assets*                 2.11%                2.14%                2.26%                2.84%(c)
  Ratio of net investment income (loss)
    to average net assets*                                (1.61%)              (1.54)%              (1.51)%              (1.90%)(c)
  Portfolio turnover(d)                                  157.44%               80.66%               71.62%               46.97%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            SMALL COMPANY GROWTH FUND

                                                   FOR THE YEAR      FOR THE YEAR
                                                       ENDED             ENDED         01/01/96 TO
                                                     09/30/98          09/30/97        09/30/96(a)
                                                   ------------      ------------      ------------
                                                      CLASS B           CLASS B          CLASS B
                                                   ------------      ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      23.02      $      20.92      $      15.24
                                                   ------------      ------------      ------------

INVESTMENT ACTIVITIES
  Net investment income (loss)                            (0.39)            (0.20)            (0.21)
  Net realized and unrealized gains (losses)
    on investments                                        (5.19)             2.32              5.89
                                                   ------------      ------------      ------------
         Total from Investment Activities                 (5.58)             2.12              5.68
                                                   ------------      ------------      ------------

DISTRIBUTIONS
  In excess of net realized gains                         (0.31)            (0.02)             --
         Total Distributions                              (0.31)            (0.02)             --
                                                   ------------      ------------      ------------

NET ASSET VALUE, END OF PERIOD                     $      17.13      $      23.02      $      20.92
                                                   ============      ============      ============

Total Return (excludes redemption charge)                (24.40%)           10.16%            37.27%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                  $      8,609      $      8,869      $      3,200
  Ratio of expenses to average net assets                  2.61%             2.64%             2.72%(c)
  Ratio of net investment income (loss)
    to average net assets                                 (2.11%)           (2.04)%           (2.01)%(c)
  Portfolio Turnover(d)                                  157.44%            80.66%            71.62%

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            INTERNATIONAL EQUITY FUND


                                                                      FOR THE YEAR           01/02/97
                                                                          ENDED                 TO
                                                                        09/30/98            09/30/97(a)
                                                                      ------------         ------------
                                                                         CLASS A              CLASS A
                                                                      ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      11.24         $      10.00

INVESTMENT ACTIVITIES
  Net investment income                                                       0.03                 0.03
  Net realized and unrealized gains (losses) on investments                  (1.09)                1.25
                                                                      ------------         ------------
   and foreign currency transactions
       Total from Investment Activities                                      (1.06)                1.28
                                                                      ------------         ------------
DISTRIBUTIONS
   Net investment income                                                     (0.03)               (0.02)
   In excess of net investment income                                        (0.01)               (0.02)
                                                                                           ============
   Net realized gains                                                        (0.23)                --
                                                                      ------------         ------------
    Total Distributions                                                      (0.27)               (0.04)
                                                                      ------------         ------------
NET ASSET VALUE, END OF PERIOD                                        $       9.91         $      11.24
                                                                      ============         ============
Total Return (excludes sales charge)                                         (9.60%)              12.84%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                                    $      1,314         $        833
   Ratio of expenses to average net assets                                    1.75%                1.97%(c)
   Ratio of net investment income (loss) to average net assets                0.26%                0.14%(c)
   Ratio of expenses to average net assets*                                   2.01%                2.24%(c)
   Ratio of net investment income (loss) to average net assets*               0.00%               (0.13)%(c)
   Portfolio turnover(d)                                                     53.27%               41.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            INTERNATIONAL EQUITY FUND

                                                                      FOR THE YEAR           01/02/97
                                                                          ENDED                 TO
                                                                        09/30/98            09/30/97(a)
                                                                      ------------         ------------
                                                                         CLASS B              CLASS B
                                                                      ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $      11.23         $      10.00

INVESTMENT ACTIVITIES
  Net investment income (loss)                                               (0.04)               (0.01)
  Net realized and unrealized gains (losses) on investments                  (1.10)                1.26
                                                                      ------------         ------------
       Total from Investment Activities                                      (1.14)                1.25

DISTRIBUTIONS
   In excess of net Investment income                                        (0.01)               (0.02)
    Net Realized Gains                                                       (0.23)                --
                                                                      ============         ============
       Total Distributions                                                   (0.24)               (0.02)
                                                                      ------------         ------------

NET ASSET VALUE, END OF PERIOD                                        $       9.85         $      11.23
                                                                      ============         ============
Total Return (excludes redemption charge)                                   (10.29%)              12.51%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                                    $      1,923         $      1,179
   Ratio of expenses to average net assets                                    2.50%                2.69%(c)
   Ratio of net investment income (loss) to average net assets               (0.50%)              (0.62)%(c)
   Ratio of expenses to average net assets*                                   2.51%                2.74%(c)
   Ratio of net investment income (loss) to average net assets*              (0.51%)              (0.66%)(c)
   Portfolio Turnover(d)                                                     53.27%               41.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                                                    01/29/98
                                                      TO
                                                   09/30/98(a)
                                                   ----------
                                                     CLASS A
                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.09

INVESTMENT ACTIVITIES
  Net investment income                                  0.19
  Net realized and unrealized gains (losses)
    on investments with affiliates                      (0.01)

Total from Investment Activities                         0.18

DISTRIBUTIONS
  Net investment income                                 (0.22)

Total Distributions                                     (0.22)
                                                   ----------
NET ASSET VALUE, END OF PERIOD                     $    10.05
                                                   ==========
Total Return (excludes sales charge)                     1.89%(b)
                                                   ==========
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                    $      119
Ratio of expenses to average net assets                  0.83%(c)
Ratio of net investment income to
  average net assets                                     2.91%(c)
Ratio of expenses to average net assets*                 1.33%(c)
Ratio of net investment income to
  average net assets*                                    2.41%(c)
Portfolio turnover(d)                                    4.28%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                CAPITAL MANAGER MODERATE GROWTH FUND



                                                    01/29/98
                                                       TO
                                                   09/30/98(a)
                                                   ----------
                                                     CLASS A
                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.01

INVESTMENT ACTIVITIES
  Net investment income                                  0.15
  Net realized and unrealized gains (losses)
    on investments with affiliates                      (0.15)

  Total from Investment Activities                       --

DISTRIBUTIONS
  Net investment income                                 (0.16)

Total Distributions                                     (0.16)
                                                   ----------
NET ASSET VALUE, END OF PERIOD                     $     9.85
                                                   ==========
Total Return (excludes sales charge)                     0.10%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                    $    1,146
Ratio of expenses to average net assets                  0.93%(c)
Ratio of net investment income to
  average net assets                                     1.93%(c)
Ratio of expenses to average net assets*                 1.39%(c)
Ratio of net investment income to
  average net assets*                                    1.47%(c)
Portfolio turnover(d)                                    4.85%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                     CAPITAL MANAGER GROWTH FUND



                                                    01/29/98
                                                       TO
                                                   09/30/98(a)
                                                   ----------
                                                     CLASS A
                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $     9.93

INVESTMENT ACTIVITIES
  Net investment income                                  0.10
  Net realized and unrealized gains (losses)
    on investments with affiliates                      (0.26)
          Total from Investment Activities              (0.16)

DISTRIBUTIONS
  Net investment income                                 (0.10)

          Total Distributions                           (0.10)
                                                   ----------
NET ASSET VALUE, END OF PERIOD                     $     9.67
                                                   ==========
Total Return (excludes sales charge)                    (1.45%)(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                    $      276
Ratio of expenses to average net assets                  0.90%(c)
Ratio of net investment income to
  average net assets                                     1.16%(c)
Ratio of expenses to average net assets*                 1.38%(c)
Ratio of net investment income to
  average net assets*                                    0.68%(c)
Portfolio turnover(d)                                    7.69%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.

(b)    Not annualized.

(c)    Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

       All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


       All securities acquired by the Money Market Funds will be determined at the time of purchase by the BB&T Funds' Adviser or Sub-Adviser, under guidelines established by the BB&T Funds' Board of Trustees, to present minimal credit risks.



       Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where a nationally recognized statistical ratings organization ("Rating Agency") downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.


PRIME MONEY MARKET FUND

       The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


       The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Rating Agencies (e.g., "A-1" by Standard's & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Services, Inc. ("Moody's")); or (2) are single rated and have received the highest short-term rating by a Rating Agency; or (3) are unrated, but are determined to be of comparable quality by the Adviser or BIMC pursuant to guidelines approved by the Board of Trustees. See the Statement of Additional Information for explanations of the rating systems.


       The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

       (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

       (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

       (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

       (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

       (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

       (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

       (G) securities issued or guaranteed by state or local governmental bodies; and

       (H)    repurchase agreements relating to the above instruments.

       The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.

U.S. TREASURY FUND

       The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

       Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.


TAX-FREE MONEY MARKET FUND



       The investment objective of the Tax-Free Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.



       The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). As a fundamental policy, except during periods of unusual market conditions or during temporary defensive periods, the Tax-Free Money Market Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Tax-Free Money Market Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser or BIMC, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.



        Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Tax-Free Money Market Fund and the Adviser or BIMC will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

        The Tax-Free Money Market Fund will purchase only Municipal Obligations which are "Eligible Securities" (as defined by the SEC) and which present minimal credit risks as generally determined by the Adviser or BIMC pursuant to guidelines approved by BB&T Funds' Board of Trustees. Eligible Securities consist of the following types of securities: (i) securities that have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated Rating Agencies (or one Rating Agency if the security was rated by only one Rating Agency); (ii) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (iii) securities without such short-term ratings that have been determined to be of comparable quality by the Adviser or BIMC pursuant to guidelines approved by BB&T Funds' Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.



       The Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Tax-Free Money Market Fund would be appropriate.


THE FIXED INCOME FUNDS


       The investment objective of the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund (collectively the "Fixed Income Funds") is to seek current income consistent with the preservation of capital. The Short-Intermediate Fund will invest primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in high grade collateralized mortgage obligations ("CMOs"). At least 65% of the Short-Intermediate Fund's assets will be invested in U.S. Government Securities. The dollar-weighted average portfolio maturity of the Short-Intermediate Fund will be from two to five years. The Intermediate U.S. Government Bond Fund will also invest primarily in U.S. Government Securities, and at least 65% of its total assets will be invested in bonds. Bonds for this purpose will include both bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The dollar-weighted average portfolio maturity of the Intermediate U.S. Government Bond Fund will be from five to ten years. The Intermediate Corporate Bond Fund will invest in a diversified portfolio of corporate and Government bonds. At least 65% of the Intermediate Corporate Bond Fund's total assets will be invested in corporate bonds rated in one of the top four rating categories by a Rating Agency, such as Moody's or S&P, at the time of purchase or that are determined by the Adviser to be of comparable quality. Additionally, at least 80% of the Intermediate Corporate Bond Fund's assets will normally be invested in a combination of investment grade corporate bonds and U.S. Government Securities. The dollar-weighted average maturity of the Intermediate Corporate Bond Fund is expected to be from three to ten years. CMOs will be considered bonds for this purpose if their expected average life is comparable to the maturity of other bonds eligible for purchase by the Fixed Income Funds. The Fixed Income Funds may also invest in short-term obligations, commercial bonds and the shares of other investment companies.



       Bonds, notes and debentures in which the Fixed Income Funds may invest may differ in interest rates, maturities and times of issuance. Mortgage-related securities purchased by the Fixed Income Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by a Rating Agency at the time of purchase, (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by BB&T. The applicable ratings are described in the Appendix to the Statement of Additional Information.


THE NORTH CAROLINA FUND

       The North Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). The North Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

       The North Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the North Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the North Carolina Fund would be suitable for them.

THE SOUTH CAROLINA FUND

       The South Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and South Carolina personal income tax. Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). The South Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

       The South Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the South Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the South Carolina Fund would be suitable for them.


THE VIRGINIA FUND



       The Virginia Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and Virginia personal income tax. Under normal market conditions, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Virginia Tax-Exempt Obligations"). The Virginia Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.



       The Virginia Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Virginia Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Virginia Fund would be suitable for them.

THE GROWTH AND INCOME FUND

       The Growth and Income Fund's investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in stocks, which for this purpose may be either common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

       Equity securities purchased by the Growth and Income Fund will be either traded on a domestic securities exchange or quoted in the NASDAQ/NYSE system. While some stocks may be purchased primarily to achieve the Growth and Income Fund's investment objective for income, most stocks will be purchased by the Growth and Income Fund primarily in furtherance of its investment objective for growth. The Growth and Income Fund will favor stocks of issuers which over a five year period have achieved cumulative income in excess of the cumulative dividends paid to shareholders.

       Stocks such as those in which the Growth and Income Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Growth and Income Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE BALANCED FUND

       The Balanced Fund's investment objective is to seek long-term capital growth and to produce current income. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

       The portion of the Balanced Fund's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing and the ability of BB&T to judge and react to changing market conditions. The Balanced Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BB&T, these investments may constitute 100% of the Balanced Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Balanced Fund's attempt to achieve its investment objective.

       The Balanced Fund's equity securities will generally consist of common stocks but may also consist of other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and which are believed by BB&T to be undervalued.

       The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The Balanced Fund may also invest in CMOs. The average dollar-weighted maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions.

       It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income senior securities. For this purpose, fixed-income senior securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

THE LARGE COMPANY GROWTH FUND

       The Large Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies. ("Capitalization" is the total market value of all the outstanding shares of a company.) The Large Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in companies whose weighted average capitalization is in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) In making portfolio investments, the Large Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth, and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of large companies, will be invested in the instruments described below and under "Specific Investment Policies."

---------------------------
       (1) The "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

THE SMALL COMPANY GROWTH FUND

       The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."

       Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.


INTERNATIONAL EQUITY FUND



       The International Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. During normal market conditions, the International Equity Fund will normally invest at least 80%, and, in any event, at least 65% of the value of its total assets in equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.



       During normal market conditions, the International Equity Fund will normally invest at least 90%, and, in any event, at least 65%, of the value of its total assets in securities of foreign issuers. The Fund will pursue investments in non-dollar denominated stocks primarily within countries included in the Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE"). The Fund may also invest its assets in countries with emerging economies or securities markets. The Fund will be diversified across countries, industry groups and companies with investment at all times in at least three foreign countries.



       When choosing securities, a value investment style is employed so that the Sub-Adviser targets equity securities that are believed to be undervalued. The Sub-Adviser will emphasize stocks with price/earnings ratios below average for a security's home market or stock exchange. A security's earnings trend and its price momentum will also be factors considered in security selection. The Sub-Adviser will also consider macroeconomic factors such as the prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.


THE FUNDS OF FUNDS


       The investment objective of the Capital Manager Conservative Growth Fund is to seek capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



       The investment objective of the Capital Manager Moderate Growth Fund is to seek capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



       The investment objective of the Capital Manager Growth Fund is to seek capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



       Under normal market conditions, each Fund of Funds will invest at least 65% of its total assets in nine Underlying Funds of the BB&T Funds. These assets will be allocated within the ranges indicated below.


                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND

       The Capital Manager Conservative Growth Fund will invest 25% to 55% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 45% to 75% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 20% of its assets in Underlying Funds which are money market funds.

                                                   Investment Range
       Underlying Fund                          (Percent of Fund Assets)
       ---------------                          ------------------------
       Equity Funds

       Growth and Income Fund                          0%-55%
       Balanced Fund                                   0%-30%
       Small Company Growth Fund                       0%-30%
       International Equity Fund                       0%-30%
       Large Company Growth Fund                       0%-55%
       Equity Index Fund                               0%-55%

       Fixed Income Funds

       Short-Intermediate Fund                         0%-75%
       Intermediate U.S. Government Bond Fund          0%-75%
       Intermediate Corporate Bond Fund                0%-75%

       Money Market Funds

       U.S. Treasury Fund                              0%-20%
       Prime Money Market Fund                         0%-20%



                      CAPITAL MANAGER MODERATE GROWTH FUND

       The Capital Manager Moderate Growth Fund will invest 45% to 75% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 25% to 55% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 15% of its assets in Underlying Funds which are money market funds.


                                                     Investment Range
       Underlying Fund                          (Percent of Fund Assets)
       ---------------                          ------------------------

       Equity Funds

       Growth and Income Fund                          0%-75%
       Balanced Fund                                   0%-50%
       Small Company Growth Fund                       0%-50%
       International Equity Fund                       0%-50%
       Large Company Growth Fund                       0%-75%
       Equity Index Fund                               0%-75%

       Fixed Income Funds

       Short-Intermediate Fund                         0%-55%
       Intermediate U.S. Government Bond Fund          0%-55%
       Intermediate Corporate Bond Fund                0%-55%

       Money Market Funds

       U.S. Treasury Fund                              0%-15%
       Prime Money Market Fund                         0%-15%



                           CAPITAL MANAGER GROWTH FUND

       The Capital Manager Growth Fund will invest 60% to 90% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 10% to 40% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 10% of its assets in Underlying Funds which are money market funds.


                                                     Investment Range
       Underlying Fund                          (Percent of Fund Assets)
       ---------------                          ------------------------
       Equity Funds

       Growth and Income Fund                          0%-90%
       Balanced Fund                                   0%-65%
       Small Company Growth Fund                       0%-65%
       International Equity Fund                       0%-65%
       Large Company Growth Fund                       0%-90%
       Equity Index Fund                               0%-90%

       Fixed Income Funds

       Short-Intermediate Fund                         0%-40%
       Intermediate U.S. Government Bond Fund          0%-40%
       Intermediate Corporate Bond Fund                0%- 40%

       Money Market Funds

       U.S. Treasury Fund                              0%-10%
       Prime Money Market Fund                         0%-10%

       The allocation of each Fund of Funds' assets among the Underlying Funds will be made by BB&T under the supervision of the BB&T Funds' Board of Trustees within the percentage ranges set forth in the table above. BB&T will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. BB&T may vary the allocation within the above ranges. There is no assurance that the Funds of Funds will achieve their stated objectives.


       The Funds of Funds' net asset value will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

       With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus.

       The Funds of Funds and the Underlying Funds are permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. Such securities include obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, bankers' acceptances, variable amount master demand notes, and bank money market deposit accounts. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

       To the extent the Funds of Funds or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

       The investments of the Funds of Funds are concentrated in the Underlying Funds, so each Fund of Funds' performance is directly related to the performance of the Underlying Funds. In addition, as a matter of fundamental policy, each Fund of Funds must allocate its investments among the Underlying Funds within certain ranges. As a result, the Funds of Funds do not have the same flexibility to invest as mutual funds without such constraints.






ALL FUNDS

       The investment objective of each Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that a Fund will achieve its investment objective.


       Depending upon the performance of the portfolio investments of each of the Short-Intermediate, Intermediate U.S. Government Bond, Intermediate Corporate Bond, North Carolina, South

Carolina, Virginia, Growth and Income, Balanced, Large Company Growth, Small Company Growth, International Equity, Capital Manager Conservative Growth, Capital Manager Moderate Growth, and Capital Manager Growth Funds (collectively, the "Variable NAV Funds"), the net asset value per Share of each Variable NAV Fund will fluctuate.


SPECIFIC INVESTMENT POLICIES

       The following is a description of certain permitted investments for the Funds. As described above in "The Funds of Funds," each Fund of Funds may also invest directly in certain of the following instruments which the Underlying Funds may purchase. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS


       Securities held by each Fund may be subject to repurchase agreements. A Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T or by BFMI (formerly PNC Equity Advisors Company) for the Small Company Growth Fund, or by BlackRock International (formerly CastleInternational Asset Management Limited) for the International Equity Fund, or by BIMC (formerly PNC Institutional Management Corporation) for the Prime Money Market Fund or the Tax-Free Money Market Fund. Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS

       In accordance with the investment restrictions described below, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED SECURITIES


       Each of the Funds except the U.S. Treasury Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, the Prime Money Market Fund, the Tax-Free Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide a Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. A Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Funds rely on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be advantageous. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its assets under normal market conditions. The Prime Money Market Fund's, the Tax-Free Money Market Fund's, the Large Company Growth Fund's, the Small Company Growth Fund's, and the International Equity Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of their respective total assets absent unusual market conditions.


SHORT-TERM OBLIGATIONS


       The Fixed Income Funds, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two Rating Agencies (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by BB&T (or BFMI, with respect to the Small Company Growth Fund, or BlackRock International, with respect to the International Equity Fund) to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.


       Each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, the International Equity Fund may also invest without limitation in short-term obligations. For temporary defensive purposes, as determined by BB&T (or, in the case of the Small Company Growth Fund, BFMI or, in the case of the International Equity Fund, BlackRock International), these investments may constitute 100% of such Funds' portfolio and, in such circumstances, will constitute a temporary suspension of such Funds' attempts to achieve their investment objectives.

U.S. GOVERNMENT SECURITIES


       U.S. Government Securities will constitute the primary investment of the Short-Intermediate Fund and the Intermediate U.S. Government Bond Fund. The Prime Money Market Fund, the Tax-Free Money Market Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International

Equity Fund may also invest in U.S. Government Securities. The types of U.S. Government Securities in which these Funds will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

       U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.

       The Short-Intermediate, the Intermediate U.S. Government Bond, the Intermediate Corporate Bond, the Growth and Income, the Balanced, the Large Company Growth, and the Small Company Growth Funds may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


       The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. In addition, the North Carolina Fund and the South Carolina Fund may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

COLLATERALIZED MORTGAGE OBLIGATIONS

       Each of the Fixed Income Funds, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.





       CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


       Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered liquid securities pursuant to guidelines established by the BB&T Funds' Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.


       Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.


ASSET-BACKED SECURITIES



       The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.



       Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.



       Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.



       Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund and the Intermediate Corporate Bond Fund will be subject to the same quality requirements as other securities purchased by the Fund.



DETERMINING THE MATURITY OF CERTAIN DEBT SECURITIES



       Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.


COMMERCIAL BONDS

       The Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund may invest up to 35% of their total assets, and the Balanced Fund also may invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. The Intermediate Corporate Bond Fund will invest at least 65% of its total assets in investment grade corporate bonds. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.



       Bonds, notes and debentures in which the Fixed Income Funds, Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).



       The Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund, will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by a Rating Agency (for example, at least A by Moody's or S&P), or, if unrated, which BB&T (or BFMI, with respect to the Small Company Growth Fund) deems to be of comparable quality. The Intermediate Corporate Bond Fund will invest at least 65% of its total assets in corporate bonds, notes, and debentures which are rated at the time of purchase within one of the four highest rating groups assigned by a Rating Agency (for example Baa by Moody's or BBB by S&P) or that are unrated but determined by the Adviser to be of comparable quality.



       The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category (or fourth rating category with respect to the Intermediate Corporate Bond Fund), these Funds will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BB&T (or BFMI, with respect to the Small Company Growth Fund), such investment is considered appropriate under the circumstances.



       The Intermediate Corporate Bond Fund may invest up to 15% of its net assets in corporate debt obligations that are not investment grade, but are rated in any category below BBB or Baa or are of comparable quality in the judgment of the Adviser (i.e. "junk bonds") and may include bonds in default. To the extent consistent with SEC rules, the

Intermediate Corporate Bond Fund may invest in noninvestment grade securities by investing in other investment companies that primarily invest in such securities. Corporate debt obligations that are below investment grade are high yield, high-risk securities, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated securities may be more difficult to dispose of or to value than higher rated, lower-yielding securities. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments with respect to these securities than for higher rated securities.


OPTIONS AND FUTURES CONTRACTS

       To the extent consistent with its investment objective, the Large Company Growth, the Small Company Growth, the International Equity, the Growth and Income Fund and the Balanced Funds may engage in writing call options. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, a Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.

       To the extent consistent with its investment objective, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.


       To the extent consistent with its investment objective, each Fund of the BB&T Funds (other than the U.S. Treasury Money Market Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund) may also invest in futures contracts and options on futures contracts to commit funds awaiting investment to maintain cash liquidity or, for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.


       Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.


       Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

       The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

FOREIGN INVESTMENTS


       The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in debt obligations of foreign corporations and banks. The Intermediate Corporate Bond Fund may also invest in debt obligations of foreign governments. The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.


       The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

       The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund and the Intermediate Corporate Bond Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.



       Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund and the Intermediate Corporate Bond Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars. The Intermediate Corporate Bond Fund may invest in debt obligations of foreign issuers that are denominated either in U.S. dollars or foreign currency. The Intermediate Corporate Bond Fund will not invest more than 25% of its total assets in the debt obligations of foreign issuers.


       The Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. However, the Balanced Fund, the Growth and Income Fund and the Large Company Growth Fund will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% of the value of the total assets of the Fund. A Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in CCP and Europaper.

       During normal market conditions, the International Equity Fund will invest at least 90% and, in any event, at least 65%, of its total assets in securities of foreign issuers. The International Equity Fund invests primarily in equity securities of issuers located in countries included in EAFE and may invest in equity securities of issuers located in emerging markets. EAFE is an index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of securities listed on the stock exchanges of such countries. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom are currently included in EAFE.

       From time to time the International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom. Investments of 25% or more of the Fund's total assets in those or any other countries will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

       The International Equity Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

       Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

       In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund's foreign investments may less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

       On January 1, 1999, the European Monetary Market Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. National currencies will continue to circulate until they are replaced by coins and bank notes by the middle of 2002.

       The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions are adequate; whether exchange rates for existing currencies and the euro are adequately established; and whether suitable clearing and settlement systems for the euro are in operation. These and other factors may cause market disruptions and could adversely affect the value of certain foreign securities held by a Fund.

       The introduction of the euro is expected to impact European capital markets in ways that are impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

       The expense ratio of the International Equity Fund is expected to be higher than that of Funds of the BB&T Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.


       The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers. The International Equity Fund intends to limit its investment in countries with emerging economies or securities markets to 20% of its total assets.

       The International Equity Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

OTHER INVESTMENT PRACTICES


       For liquidity purposes, each Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund, pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund or the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T FUNDS"--"Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from each investing Fund by an amount equal to their service fees from the Prime Money Market Fund or the U.S. Treasury Fund that are attributable to those Fund investments. BB&T and the Administrator will promptly forward such fees to the investing Funds. The Funds will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Funds' investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.


       In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.


         In order to generate additional income, each Fund except the North Carolina Fund, the South Carolina Fund, and the Virginia Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for the BB&T Funds. While the lending of securities may be subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.


       In order to generate income, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Funds in order to take advantage of what BB&T (or BFMI, with respect to the Small Company Growth Fund or BlackRock International, with respect to the International Equity Fund) believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Funds and their transaction costs.


CORPORATE AND BANK OBLIGATIONS


       To the extent consistent with their investment objectives, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund and the Tax-Free Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.



 RESTRICTED SECURITIES



       Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market
Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

       Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market
Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


GUARANTEED INVESTMENT CONTRACTS

       The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.






MUNICIPAL OBLIGATIONS


       The Tax-Free Money Market Fund invests primarily in Municipal Obligations. The Prime Money Market Fund may, when deemed appropriate by its Sub-Adviser, invest in high quality short-term obligations issued by state and local governmental issuers.


       The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation:
(1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.


       The two principal classifications of Municipal Obligations which may be held by the Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate use of the facility involved.



        The Tax-Free Money Market Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



        Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state and
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Tax-Free Money Market Fund will be subject to the peculiar risks presented by such projects and by the laws and economic conditions relating to such states to a greater extent than it would be if its assets were not so concentrated.



TAXABLE MUNICIPAL OBLIGATIONS



       The Intermediate Corporate Bond Fund may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption ("Taxable Municipal Obligations"). These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government's taxing power. Due to federal taxation, Taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.


PRIVATE ACTIVITY BONDS


       The Tax-Free Money Market Fund may invest its net assets in private activity bonds ("industrial development bonds" under prior law). While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. (See "Dividends and Taxes".) Investors should also be aware of the possibility of state and local alternative minimum income tax or minimum income tax liability on interest from private activity bonds.


VARIABLE AND FLOATING RATE INSTRUMENTS


       The Prime Money Market Fund and the Tax-Free Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).



        Variable and floating rate instruments may include variable rate demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Fund will be determined by the Adviser or BIMC to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. While the notes are not typically rated, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. BIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is an Eligible Security, the Tax-Free Money Market Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2a-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, a Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. These notes will be considered liquid only if the period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.


MONEY MARKET FUNDS


       In connection with the management of its daily cash positions, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.



INVESTMENT COMPANIES



       The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. The Intermediate Corporate Bond Fund may invest in investment companies that invest primarily in debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and in accordance with its investment objective, policies and restrictions. As a shareholder of an investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.



CONVERTIBLE SECURITIES



       The Intermediate Corporate Bond Fund, the Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund and the Equity Index Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See the Statement of Additional Information for further discussion of convertible securities.


STANDARD & POOR'S DEPOSITORY RECEIPTS

       Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trust sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by a fund only within the limits prescribed under the 1940 Act.

UNINVESTED CASH RESERVES


       The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's Sub-Adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's assets will be held uninvested. Uninvested cash reserves will not earn income.



Other Investment Policies of the North Carolina Fund, the South Carolina Fund and the Virginia Fund


TAX-EXEMPT OBLIGATIONS


       In addition to their respective investments in North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt

Obligations, and Virginia Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and Virginia Fund, respectively, may invest in tax-exempt obligations issued by or on behalf of states other than North Carolina, South Carolina, or Virginia as the case may be, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, together with North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."



       Up to 10% of the North Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations. Up to 10% of the South Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than South Carolina Tax-Exempt Obligations. Up to 10% of the Virginia Fund's total assets may be invested in Tax-Exempt Obligations other than Virginia Tax-Exempt Obligations. If deemed appropriate for temporary defensive periods, as determined by BB&T, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund may suspend attempts to achieve its investment objective and may increase its holdings in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations, respectively, to over 10% of its total assets. Investments made for temporary defensive purposes will not be intended to achieve each Fund's investment objective with respect to North Carolina, South Carolina or Virginia taxation, as the case may be, but rather will be intended to preserve the value of the Funds' Shares.



       The two principal classifications of Tax-Exempt Obligations which may be held by the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax, assessment, fee or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the private user of the facility involved.


       Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. In South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit. In Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured.



       Among other types of Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.



       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. However, such investments are expected to be limited by the fact that North Carolina issuers are currently precluded by North Carolina State law from issuing such securities, and issuers in South Carolina also currently do not have authority to issue moral obligation securities. Moral obligation securities are issued by state and local governments in Virginia. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the three highest categories by a Rating Agency in the case of bonds; one of the two highest categories by a Rating Agency in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another Rating Agency in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another Rating Agency in the case of variable rate demand obligations. The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may also purchase Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by BB&T pursuant to guidelines approved by the BB&T Funds' Board of Trustees. The applicable ratings are described in the Appendix to the Statement of Additional Information.



       Opinions relating to the validity of Tax-Exempt Obligations and to the exemption of interest thereon from federal and state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the North Carolina Fund, the South Carolina Fund, the Virginia Fund, nor BB&T will review the proceedings relating to the issuance of Tax-Exempt Obligations or the basis for such opinions.



TAXABLE OBLIGATIONS OF THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND VIRGINIA FUND



       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may each invest up to 10% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. There is no limit on the amount of taxable obligations that may be held for temporary defensive purposes. Taxable obligations may include U.S. Government Securities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting each Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends (as described above). The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of BB&T, suitable North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, or Virginia Tax-Exempt Obligations, respectively, are unavailable.


PUTS


       The Tax-Free Money Market Fund, North Carolina Fund, the South Carolina Fund, and the Virginia Fund may acquire "puts" with respect to securities held in their portfolios. Under a put, the Funds would have the right to sell a specified security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Money Market Fund, North Carolina Fund, the South Carolina Fund, and the Virginia Fund expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for Fund securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Tax-Free Money Market Fund, North Carolina Fund, the South Carolina Fund, and the Virginia Fund will acquire puts solely to facilitate Fund liquidity, shorten the maturity of the underlying security, or permit the investment of their funds at a more favorable rate of return.


RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND

       Because the North Carolina Fund will invest at least 90% of the value of its total assets in North Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from North Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of North Carolina Tax-Exempt Obligations than is a comparable municipal bond mutual fund that is not concentrated in these issuers to this degree. North Carolina experienced a positive General Fund balance for each of its last five fiscal years. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with North Carolina Tax-Exempt Obligations.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE SOUTH CAROLINA FUND

       Because the South Carolina Fund will invest at least 90% of the value of its total assets in South Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from South Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of South Carolina Tax-Exempt Obligations than are comparable municipal bond mutual funds that are not concentrated in these issuers to this degree. If any issuer of securities held by the South Carolina Fund is unable to meet its financial obligations, the Fund's income, capital, and liquidity may be adversely affected. The State of South Carolina's economy has been dominated for many years by the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with South Carolina Tax-Exempt Obligations.


RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE VIRGINIA FUND



       Because the Virginia Fund will invest at least 90% of the value of its total assets in Virginia Tax-Exempt Obligations and because it seeks to maximize income derived from Virginia Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of Virginia Tax-Exempt Obligations than is a comparable municipal bond mutual fund that is not concentrated in these issuers to this degree. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with Virginia Tax-Exempt Obligations.


DIVERSIFICATION AND CONCENTRATION


       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to the North Carolina Fund, the South Carolina Fund, and the Virginia Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the North Carolina, the South Carolina, and the Virginia Funds' Shares.

VARIABLE AND FLOATING RATE SECURITIES


       North Carolina Tax-Exempt Obligations purchased by the North Carolina Fund, South Carolina Tax-Exempt Obligations purchased by the South Carolina Fund, and Virginia Tax-Exempt Obligations purchased by the Virginia Fund may include variable and floating rate tax-exempt notes with ratings that are similar to those described above. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the North Carolina Fund, the South Carolina Fund, and the Virginia Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the North Carolina Fund's, the South Carolina Fund's, or the Virginia Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.


STAND-BY COMMITMENTS


       In addition, the North Carolina Fund, the South Carolina Fund, the Virginia Fund and the Tax-Free Money Market Fund may acquire "stand-by commitments" with respect to Tax-Exempt Obligations (Municipal Obligations in the case of the Tax-Free Money Market Fund) held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Tax-Exempt Obligations at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by the North Carolina Fund, the South Carolina Fund, the Virginia Fund and the Tax-Free Money Market Fund may also be referred to as "put" options.


PORTFOLIO TURNOVER


       For the fiscal year ended September 30, 1998, the Portfolio turnover rate for each of the Funds with a full year of operations (other than Money Market Funds) was as follows: Short-Intermediate Fund 53.74%, Intermediate U.S. Government Bond Fund 60.98%, North Carolina Fund 32.63%, Growth and Income Fund 13.17%, Small Company Growth Fund 157.44%, equity portion of the Balanced Fund 11.88% and fixed income portion of the Balanced Fund 61.41% and the International Equity Fund 53.27%. The portfolio turnover of each of the Funds (except the Money Market Funds) may vary greatly from year to year as well as within a particular year. It is presently anticipated that the annual portfolio turnover rates of the Funds of Funds will not exceed 50%, the annual portfolio turnover rate of the South Carolina Fund will not exceed 75% and the annual portfolio turnover rate of the Large Company Growth Fund will not exceed 150%. Additionally, it is presently anticipated that the portfolio turnover rate of the Virginia Fund will not exceed 50% and the portfolio turnover rate of the Intermediate Corporate Bond Fund will not exceed 75%. High turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains (including short-term capital gains which are generally taxed at ordinary income tax rates) to a Fund's shareholders. See "DIVIDENDS AND TAXES."






YEAR 2000


       The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The BB&T Funds' principal service providers are taking steps the BB&T Funds believe are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the BB&T Funds' business and have a material adverse impact on the BB&T Funds' operations. In addition, year 2000 issues could have a negative effect on the portfolio securities in which the Funds invest, thereby affecting the performance of the Funds.


                             INVESTMENT RESTRICTIONS

       The Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION--Miscellaneous").


       The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may not:


              1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission, the Prime Money Market Fund, the U.S. Treasury Fund and the Tax-Free Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund and the Tax-Free Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.


       Each Fixed Income Fund may not:

              1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

              2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
       (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

       Each of the Funds of Funds may not:

              1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of

       1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and
       (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

              2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

       The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund may not:

              1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
       (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

              2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

       The International Equity Fund may not:

              1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

              2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

       Each of the Funds may not:

              1. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund and the International Equity Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund and the International Equity Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. Each of the Funds (except the U.S. Treasury Fund) will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

              2. Make loans, except that each of the Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.


       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may not:


              1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

              2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.


       The following is a non-fundamental investment restriction of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund and therefore subject to change without shareholder vote:

       The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may not invest more than 10% of its assets in instruments which are not readily marketable.


                               VALUATION OF SHARES


       The net asset value of each of the Funds other than the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is determined and the Shares are priced as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.



       The securities in each of the Funds, except the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund, will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the BB&T Funds believes accurately reflects fair value.



       The assets in the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the BB&T Funds seek to maintain the Prime Money Market Fund's, the U.S. Treasury Fund's, and the Tax-Free Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.



       Most securities held by the International Equity Fund are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Fund's Sub-Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.


       For further information about the valuation of investments, see the Statement of Additional Information.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


       Shares are sold on a continuous basis by the BB&T Funds' Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the BB&T Funds at (800) 228-1872.


PURCHASES OF CLASS A AND CLASS B SHARES


       Class A and Class B Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the BB&T Funds' Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T FUNDS --Distribution Plan").

       As of the date of this Prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund. Investors purchasing Shares of the U.S. Treasury Fund, Prime Money Market Fund, and the Tax-Free Money Market Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund, Prime Money Market Fund, or the Tax-Free Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund, Prime Money Market Fund, or the Tax-Free Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund, Prime Money
Market Fund, or the Tax-Free Money Market Fund within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see "Auto Exchange Plan").



       Shares of the BB&T Funds sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.



       Investors may purchase Class A and Class B Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration Form and additional information regarding the BB&T Funds by contacting their local BB&T office. Subsequent purchases of Class A and Class B Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.


       If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A and Class B Shares by telephone. Telephone orders may be placed by calling the BB&T Funds at (800) 228-1872. Payment for Class A and Class B Shares ordered by telephone may be made by check or by sending funds electronically to the BB&T Funds' transfer agent. To make payments electronically, investors must call the BB&T Funds at (800) 228-1872 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.



       Class A or Class B Shares of the Variable NAV Funds are sold at the net asset value per Share next determined after receipt by the Distributor of an order in good form to purchase Shares, plus a sales charge at the time of purchase in the case of Class A Shares (see "VALUATION OF SHARES"). In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to the BB&T Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.


       The minimum investment is $1,000 for the initial purchase of Class A and Class B Shares of a Fund. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, automatic investment plans or payroll deduction plans.

       The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Class A Shares that may be purchased.

       Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A and Class B Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A and Class B Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASS A


       The public offering price of a Class A Share of each of the North Carolina, South Carolina, Virginia, and Short-Intermediate

Funds equals its net asset value plus a sales charge in accordance with the table below.


                                          SALES          SALES         DEALER
                                         CHARGE         CHARGE        ALLOWANCE
                                          AS A           AS A           AS A
                                       PERCENTAGE     PERCENTAGE     PERCENTAGE
                                         OF NET        OF PUBLIC      OF PUBLIC
                                         AMOUNT        OFFERING       OFFERING
AMOUNT OF PURCHASE                      INVESTED         PRICE          PRICE
------------------                     ----------     ----------     ----------
Less than $100,000                       2.04%          2.00%           2.00%
$100,000 but less
  than $250,000                          1.52%          1.50%           1.50%
$250,000 but less
  than $500,000                          1.01%          1.00%           1.00%
$500,000 but less
  than $1,000,000                        0.50%          0.50%           0.50%
$1,000,000 or more                       0.00%          0.00%           0.00%


       The public offering price of a Class A Share of each of the Intermediate U.S. Government Bond, Intermediate Corporate Bond, Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity Funds and the Funds of Funds equals its net asset value plus a sales charge in accordance with the table below.


                                            SALES         SALES       DEALER
                                           CHARGE        CHARGE      ALLOWANCE
                                            AS A          AS A         AS A
                                         PERCENTAGE    PERCENTAGE   PERCENTAGE
                                           OF NET       OF PUBLIC    OF PUBLIC
                                           AMOUNT       OFFERING     OFFERING
AMOUNT OF PURCHASE                        INVESTED        PRICE        PRICE
------------------                       ----------    ----------   ----------
Less than $100,000                           4.71%       4.50%        4.50%
$100,000 but less
  than $250,000                              3.63%       3.50%        3.50%
$250,000 but less
  than $500,000                              2.56%       2.50%        2.50%
$500,000 but less
  than $1,000,000                            1.52%       1.50%        1.50%
$1,000,000 or more                           0.00%       0.00%        0.00%

       BISYS Fund Services LP (the "Distributor") receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.


       Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund are sold at net asset value without imposition of a sales charge.



       Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. If these shares are redeemed within 12 months, the redemption proceeds will be reduced by 1.00%. For additional information, see "How to Purchase and Redeem Shares--Contingent Deferred Sales Charge."


       From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.


       The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the BB&T Funds. The maximum cash compensation payable by the Distributor is 4.50% of the public offering price of Class A Shares. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.


       The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

       The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

       (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;


       (2) Officers, trustees, directors, advisory board members, employees and retired employees of the BB&T Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);


       (3) Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

       (4) BB&T Fund shares purchased with the proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load);


       (5) Investors who beneficially hold Trust Shares of any Fund of the BB&T Funds;


       (6) Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares;

       (7) Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies; and

       In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

LETTER OF INTENT


       Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by the BB&T Funds without notice.


       A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.

       For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

       A Purchaser (as defined under "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge -- Class A") may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

CLASS B SHARES

       Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and Shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares convert automatically to Class A Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

       Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.30% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.


CONTINGENT DEFERRED SALES CHARGE

CLASS A SHARES

       Each Fund imposes a Contingent Deferred Sales Charge on Class A shares in certain circumstances. Under the Contingent Deferred Sales Charge arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and Letters of Intent (see "How to Purchase and Redeem Shares")), the front-end sales charge will not be imposed (although the Distributor intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the front end sales charge. However, if such shares are redeemed within twelve months after their purchase date, the redemption proceeds will be reduced by the 1.00% Contingent Deferred Sales Charge.

CLASS B SHARES

       If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

       The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                             Contingent
                              Deferred
                          Sales Charge as a
     Year(s)                Percentage of
      Since                 Dollar Amount
    Purchase              Subject to Charge
    --------              -----------------
       0-1                      5.00%
       1-2                      4.00%
       2-3                      3.00%
       3-4                      3.00%
       4-5                      2.00%
       5-6                      1.00%
       6-7                      None
       7-8                      None

       In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

       To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).

       The Contingent Deferred Sales Charge is waived on redemption of Shares:
(i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2; (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature; (iv) for Investors who purchased Class B Shares of the Prime Money Market Fund, Class B Shares of the U.S.
Treasury Fund, or Class B Shares of the Tax-Free Money Market Fund through the Cash Sweep Program at BB&T Treasury Services Division; and (v) for Investors who purchased through a participant directed defined contribution plan. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares of other Funds of the BB&T Funds as described under "Exchange Privilege."


CONVERSION FEATURE

       Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Class A Shares and will be subject to the lower distribution and Shareholder service fees charged to Class A Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

       For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.


       If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the BB&T Funds during the eight-year period, the BB&T Funds will aggregate the holding periods for the shares of each Fund of the BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.


AUTO INVEST PLAN


       BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Class A and Class B Shares through automatic deduction from their bank accounts. With Shareholder authorization, the BB&T Funds' transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A or Class B Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $25 per Fund; the minimum amount for subsequent automatic investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or supplemental sign-up form that can be acquired by calling the Distributor and attach a voided check and (for new Shareholders only) send a check for the initial $25 Fund Share purchase. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The
Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.



BB&T  FUNDS  INDIVIDUAL RETIREMENT ACCOUNT ("IRA")



       A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A or Class B Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.



       All BB&T Funds IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.



       For more information on a BB&T Funds IRA call the BB&T Funds at (800) 228-1872. Investment in Shares of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.


ADDITIONAL INFORMATION ABOUT PURCHASING SHARES


       Purchases of Class A or Class B Shares of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.



       An order for the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund received after the last Valuation Time on any Business Day will be executed at net asset value determined as of the next Valuation Time on the next Business Day. An order for a Variable NAV Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for a Variable NAV Fund received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.



       An order to purchase Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the BB&T Funds' custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the BB&T Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund.



       Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund continue to earn dividends through the day before their redemption.

       Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the BB&T Funds. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.



       The BB&T Funds reserve the right to reject any order for the purchase of its Class A or Class B Shares in whole or in part, including purchases made with foreign and third party drafts or checks.


EXCHANGE PRIVILEGE

CLASS A


       Class A Shares of each Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the North Carolina Fund. Only residents of South Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the South Carolina Fund. Only residents of Virginia may exchange their Class A Shares of the other Funds for Class A Shares of the Virginia Fund. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Class A Shares exchanged. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund, for which no sales load was paid, for Class A Shares of a Variable NAV Fund. Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

CLASS B


       Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund, and thus, as of the date of this prospectus, no exchanges could be effected for Class B Shares of these three Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.


       Class B Shares may not be exchanged for Class A Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. A Contingent Deferred Sales Charge will apply as described in "How To Purchase and Redeem Shares" -- "Class B Shares" to exchanges of Class B Shares for Trust Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

       An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

       A Shareholder wishing to exchange Class A or Class B Shares purchased directly from the BB&T Funds may do so by contacting the BB&T Funds at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges. A Shareholder wishing to exchange Class A or Class B Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The BB&T Funds reserve the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.



       The BB&T Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.



AUTO EXCHANGE PLAN (CLASS B SHARES ONLY)



       BB&T Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class B Shares of a BB&T Fund and use those proceeds to benefit from dollar-cost- averaging by automatically making purchases of shares of another BB&T Fund. With shareholder authorization, the BB&T Funds' transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Class B Shares of the BB&T Fund designated by the Shareholder at the public offering price on the date of such deduction. The Auto Exchange feature can only be used within the same class of shares. When the balance of the Fund you wish to transfer from becomes less than the requested Automatic Exchange amount, Automatic Exchange will be discontinued. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their BB&T Fund account. The Auto Exchange feature can only be used within the same Class of Shares.



       Shareholders investing directly in Class B Shares of the U.S. Treasury Fund, Prime Money Market Fund, or the Tax-Free Money Market Fund, as opposed to Shareholders obtaining Class B

Shares of the U.S. Treasury Fund, the Prime Money Market Fund, or the Tax-Free Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Fund, Prime Money Market Fund, or the Tax-Free Money Market Fund within two years of purchase.



       To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.


REDEMPTION OF SHARES

       Shareholders may redeem their Class A Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


       A written request for redemption must be received by the BB&T Funds in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE


       Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the BB&T Funds at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the BB&T Funds' transfer agent, BB&T or the BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the BB&T Funds.

CHECK WRITING SERVICE


       Shareholders of Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account may be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.


AUTO WITHDRAWAL PLAN


       BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares and Class B Shares of a Fund. With Shareholder authorization, the BB&T Funds' transfer agent will automatically redeem Class A Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using the Auto Withdrawal Plan without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares -- Contingent Deferred Sales Charge." Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares or Class B Shares are being redeemed. Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.



       To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds, P.O. Box
182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.


PAYMENTS TO SHAREHOLDERS


       Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.



       At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the BB&T Funds may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The BB&T Funds intend to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the BB&T Funds may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



       Due to the relatively high cost of handling small investments, the BB&T Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the BB&T Funds exercise their right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

       See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the BB&T Funds may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the BB&T Funds' responsibilities under the 1940 Act.


                               DIVIDENDS AND TAXES

       Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

       Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

       Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.


       The net investment income of the Shares of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.



       The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares, as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.



       A dividend on the Shares of the North Carolina, the South Carolina, the Virginia, the Short-Intermediate, the

Intermediate U.S. Government Bond, and the Intermediate Corporate Bond Funds is declared daily and paid monthly. A dividend on the Shares of the Growth and Income Fund and the Balanced Fund is declared and paid monthly. The Large Company Growth, the Small Company Growth, the International Equity, and the Funds of Funds declare and pay dividends quarterly. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.



       A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares.


       If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

       Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

       Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity Funds, and so-designated by the Funds, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from one of these Funds if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

Because all of the net investment income of the remaining Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

       Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).


       Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina, South Carolina, or Virginia resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina, South Carolina, and Virginia, as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.


       The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Fund with specific reference to their own tax situation.


TAX CONSIDERATIONS RELATING TO THE TAX-FREE MONEY MARKET FUND



        The Tax-Exempt Money Market Fund can only pay its Shareholders exempt-interest dividends if, at the close of every quarter of the Fund's taxable year, at least 50% of the total value of the Tax-Exempt Money Market Fund's assets consist of obligations, the interest on which is exempt from federal income tax. Distributions designated as exempt-interest dividends by the Tax-Exempt Money Market Fund generally are not subject to federal income tax. Any loss on the sale or exchange of shares in the Tax-Exempt Money Market Fund held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.


TAX CONSIDERATIONS RELATING TO THE INTERNATIONAL EQUITY FUND

       Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If the Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, so long as the shareholder held the Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income. Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

       Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.


TAX CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND THE VIRGINIA FUND



       The portions of dividends paid for each year that are exempt from federal, and North Carolina, South Carolina, or Virginia income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the North Carolina, South Carolina, and Virginia Funds upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder.

       Distributions will not be subject to North Carolina income tax if made to individual Shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either
(i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

       Distributions will not be subject to South Carolina income tax if made to individual Shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either
(i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States.


       Distributions will not be subject to Virginia income tax if the Virginia Fund pays distributions to Shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.


       Distributions designated by the Funds as "exempt-interest dividends" are not generally subject to federal income tax. However, if the Shareholder receives Social Security or railroad retirement benefits, the Shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.


       Dividends derived from interest income from certain types of securities in which the North Carolina Fund, the South Carolina Fund or the Virginia Fund may invest may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the North Carolina Fund, the South Carolina Fund or the Virginia Fund invests in securities the interest on which is subject to federal alternative minimum tax for individuals. To the extent the North Carolina Fund, the South Carolina FUND OR THE VIRGINIA Fund invests in securities the interest on which is subject to federal alternative minimum tax, Shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate Shareholders of the North Carolina Fund, the South Carolina Fund and the Virginia Fund.



       Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed for North Carolina, South Carolina, Virginia and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of North Carolina, South Carolina or Virginia, some portion of such dividend actually may have been subject to North Carolina, South Carolina or Virginia income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this Prospectus.



       The North Carolina Fund, the South Carolina Fund and the Virginia Fund may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.



       To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the North Carolina Fund, the South Carolina Fund, and the Virginia Fund of net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the North Carolina Fund, the South Carolina Fund or the Virginia Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax. Distributions will be taxable as described above even if the net asset value of a Share in the North Carolina Fund, the South Carolina Fund or the Virginia Fund is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).



       Part or all of the interest on indebtedness incurred by a Shareholder to purchase or carry Shares of the North Carolina Fund, the South Carolina Fund or the Virginia Fund is not deductible for federal, North Carolina, South Carolina or Virginia income tax purposes. The portion of interest that is not deductible is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the Shareholder that are exempt-interest dividends. It is anticipated that none of the distributions from the North Carolina Fund or the South Carolina Fund will be eligible for the dividends received deduction for corporations.



       Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "Additional Tax Information Concerning the North Carolina Fund, the South Carolina Fund, and the Virginia Fund." However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and their Shareholders. Accordingly, potential investors in the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are urged to consult their tax advisers with specific reference to their own tax situation and in particular regard to state and local tax consequences of investment in the North Carolina Fund, the South Carolina Fund, and the Virginia Fund.


TAX CONSIDERATIONS RELATING TO THE FUNDS OF FUNDS

       The use of the fund-of-funds structure could affect the amount, timing and character of distributions to Shareholders. See "Taxation" in the Statement of Additional Information.

                            MANAGEMENT OF BB&T FUNDS



TRUSTEES OF THE  BB&T FUNDS



       Overall responsibility for management of the BB&T Funds rests with the Board of Trustees of the BB&T Funds, who are elected by the Shareholders of the BB&T Funds. There are currently five Trustees, two of whom are "interested persons" of the BB&T Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the BB&T Funds to supervise actively its day-to-day operations. The Trustees of the BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:



                                  Position(s) Held                 Principal Occupation During
Name and Address                  With the BB&T Funds              the Past 5 Years
*Walter B. Grimm                  Chairman of the Board            From June 1992 to present,
3435 Stelzer Road                                                  employee of BISYS Fund
Columbus, OH 43219                                                 Services.
Age:  53

William E. Graham, Jr.            Trustee                          From January 1994 to present,
1 Hannover Square                                                  Counsel, Hunton & Williams;
Fayetteville Street Mall                                           from 1985 to December, 1993,
P.O. Box 109                                                       Vice Chairman, Carolina
Raleigh, NC 27602                                                  Power & Light Company
Age:  69

Thomas W. Lambeth                 Trustee                          From 1978 to present,
101 Reynolda Village                                               Executive Director, Z. Smith
Winston-Salem,  NC 27106                                           Reynolds Foundation
Age:  64

*W. Ray Long                      Trustee                          Retired; Executive Vice
605 Blenheim Drive                                                 President, Branch Banking and
Raleigh, NC 27612                                                  Trust Company
Age:  64

Robert W. Stewart                 Trustee                          Retired; Chairman and Chief
201 Huntington Road                                                Executive Officer of
Greenville, SC 29615                                               Engineered Custom Plastics
Age:  66                                                           Corporation from 1969 to 1990



*      Indicates an "interested person" of the BB&T Funds as defined in the 1940
       Act.



       The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee. The officers of the BB&T Funds (see the Statement of Additional Information) receive no compensation directly from the BB&T Funds for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the BB&T Funds for acting as Transfer Agent and for providing fund accounting services to the BB&T Funds. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER

       BB&T is the Investment Adviser of each Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

       In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.



       Subject to the general supervision of the BB&T Funds' Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Small Company Growth Fund, BFMI, with respect to the International Equity Fund, BlackRock International, and, with respect to the Prime Money Market Fund and the Tax-Free Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.



       Under an investment advisory agreement between the BB&T Funds and BB&T, the fee payable to BB&T by the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (0.40%) of each Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of each Fixed Income Funds' and the North Carolina, South Carolina, and Virginia Funds' average daily net assets; and seventy-four one-hundredths of one percent (0.74%) of the Large Company Growth Fund's, the Growth and Income Fund's and the Balanced Fund's average daily net assets; one percent (1.00%) of the Small Company Growth and International Equity Funds' average daily net assets; and twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds' average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and BB&T. A fee agreed to in writing from time to time by the BB&T Funds and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.



       For the fiscal year ended September 30, 1998, the Funds paid the following investment advisory fees for Funds that had operated for that entire year: the Prime Money Market Fund paid 0.30% of its average daily net assets; the U.S. Treasury Fund paid 0.40% of its average daily net assets; each of the Short-Intermediate, Intermediate U.S. Government Bond, North Carolina, Growth and Income, and Balanced Funds, after voluntary fee reductions, paid 0.50% of its average daily net assets; and each of the Small Company Growth and International Equity Funds paid 1.00% of its average daily net assets. The South Carolina Fund, the Funds of Funds, and the Large Company Growth Fund had operations for less than a full fiscal year. The Tax-Free Money Market Fund, Intermediate Corporate Bond Fund and Virginia Fund had not commenced operations as of September 30, 1998.



       The persons primarily responsible for the management of each of the Variable NAV Funds of the BB&T Funds other than the Small Company Growth and International Equity Funds (which are managed by Sub-Advisers, described below), as well as their previous business experience, are as follows:



PORTFOLIO MANAGER                         BUSINESS EXPERIENCE
----------------------                    -------------------
Keith F. Karlawish          Manager of the Intermediate U.S. Government Bond Fund and
                            Short-Intermediate Fund since September, 1994 and the
                            Intermediate Corporate Bond Fund since its inception.  From
                            June, 1993 to September, 1994, Mr. Karlawish was Assistant
                            Manager of the Intermediate U.S. Government Bond Fund and
                            the Short-Intermediate Fund.  From September, 1991 to June,
                            1993, he was a Financial Analyst Team Leader for Branch
                            Banking and Trust Co.  Mr. Karlawish earned a B.S. in
                            Business Administration from the University of Richmond, an
                            MBA from the University of North Carolina at Chapel Hill and is a Chartered Financial Analyst.

Richard B. Jones            Manager of the Growth and Income Fund since
                            February 1, 1993. Since 1987, Mr. Jones has been a
                            portfolio manager in the BB&T Trust Division. He is
                            a Chartered Financial Analyst, and holds a B.S. in
                            Business Administration from Miami (Ohio) University
                            and an MBA from Ohio State University.

David R. Ellis              Manager of the Balanced Fund since its inception and Manager of the Funds of Funds since inception.  Since 1986, Mr. Ellis has been a portfolio manager in the BB&T Trust Division.  He holds a B.S. degree in

                            Business Administration from the
                            University of North Carolina at Chapel Hill.

C. Steven Brennaman         Manager of the North Carolina Fund since January, 1988 and manager of the South Carolina Fund and the Virginia Fund
                            since  each Fund's inception.  Mr. Brennaman joined BB&T
                            after its merger with United Carolina Bank in July, 1997.  He has been a Senior Portfolio Manager with UCB since June,
                            1995.  Mr. Brennaman holds a B.A. degree in Political Science from Mercer University and a M.S. degree in Management from
                            Troy State University.

Daniel J. Rivera            Manager of the Large Company Growth Fund since its
                            inception, Mr. Rivera joined the BB&T staff in July, 1997, after
                            BB&T's merger with United Carolina Bank.  He had been
                            Director of Investments at UCB since January, 1994.  Mr.
                            Rivera received a Bachelors degree in Languages from the
                            Virginia Military Institute, and is a Chartered Financial Analyst.



 SUB-ADVISERS



       BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Sub-Adviser to the Prime Money Market Fund and the Tax-Free Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages each Fund, selects its investments and places all orders for purchases and sales of each Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's and the Tax-Free Money Market Fund's respective investment objective, policies and restrictions.


       BIMC is a wholly owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.). BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.


       As Sub-Adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund and the Tax-Free Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.


       For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (0.09%) of the Prime Money Market Fund's average daily net assets and eleven one-hundredths of one percent (0.11%) of the Tax-Free Money Market Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T and BIMC.



       BlackRock Financial Management, Inc. ("BFMI") ( formerly PNC Equity Advisors Company) serves as the Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.


       The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.

       BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business; regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI's indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.

       For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:

       FUND ASSETS               ANNUAL FEE
       -----------               ----------
       Up to $50 million           0.50%
       Next $50 million            0.45%
       Over $100 million           0.40%


       BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) serves as the Sub-Adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BlackRock International manages the Fund, selects investments and places all orders for purchases and sales of the International Equity Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the International Equity Fund's investment objective, policies, and restrictions.


       BlackRock International, formed in 1996, with its primary office at 7 Castle Street, Edinburgh, Scotland, EH2 3AH, is an indirect majority-owned subsidiary of PNC Bank Corp. As of September 30, 1998, BlackRock International had approximately $1.8 billion in discretionary assets under management, including five mutual fund portfolios and three tax exempt institutional portfolios.

       For its services and expenses incurred under the Sub-Advisory Agreement, BlackRock International is entitled to a fee, payable by BB&T. The fee is computed daily and paid quarterly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets), which vary according to the level of Fund assets:

       FUND ASSETS                                       ANNUAL FEE
       -----------                                       ----------
       Up to $50 million                                  0.50%
       Next $50 million                                   0.45%
       Over $100 million                                  0.40%

       The person primarily responsible for the management of the International Equity Fund is Gordon Anderson. Mr. Anderson has served as Managing and Investment Director of BlackRock International since 1996. Prior to joining BlackRock International, Mr. Anderson was the Investment Director of

Dunedin Fund Managers Ltd. Mr. Anderson has been the Portfolio Manager for the BlackRock Funds(SM) International Equity Portfolio since 1996.


ADMINISTRATOR AND DISTRIBUTOR


       BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the BB&T Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the BB&T Funds' Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.



       The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the BB&T Funds and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


       For the fiscal year ended September 30, 1998, the Funds paid the following Administration fees (as a percentage of each Fund's average daily net assets): 0.20% for each of the Intermediate U.S. Government Bond Fund, the Growth and Income Fund, the Balanced Fund, the International Equity Fund, and the Small Company Growth Fund; 0.17% for the Short-Intermediate Fund; 0.15% for the U.S. Treasury Fund and the North Carolina Fund; and 0.11% for the Prime Money Market Fund. The Funds of Funds, the South Carolina Fund, and the Large Company Growth Fund had operations of less than a full fiscal year.

EXPENSES

       BB&T and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the BB&T Funds' Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


       For the periods ended September 30, 1998, each Fund's total operating expenses for Class A Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 0.83%; U.S. Treasury Fund:
0.86%; Short-Intermediate Fund: 1.06%; Intermediate U.S. Government Bond Fund:
1.09%; South Carolina Fund: 1.04%; North Carolina Fund: 0.96%; Growth and Income
Fund: 1.10%; Balanced Fund: 1.17%; Large Company Growth Fund: 1.39%; Small Company Growth Fund: 1.86%; and International Equity Fund: 1.75%. Absent fee waivers, these operating expenses would have been: Prime Money Market Fund:
1.43%; U.S. Treasury Fund: 1.26%; Short-Intermediate Fund: 1.44%; Intermediate U.S. Government Bond Fund: 1.44%; South Carolina Fund: 1.97%; North Carolina
Fund: 1.48%; Growth and Income Fund: 1.59%; Balanced Fund: 1.66%; Large Company Growth Fund: 1.87%; Small Company Growth Fund: 2.11%; and International Equity
Fund: 2.01%.

       For the fiscal year ended September 30, 1998, each Fund's total operating expenses for Class B Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 1.64%; U.S. Treasury Fund:
1.61%; Intermediate U.S. Government Bond Fund: 1.84%; Growth and Income Fund:
1.85%; Balanced Fund: 1.92%; Large Company Growth Fund: 2.14%; Small Company Growth Fund: 2.61%; and International Equity Fund: 2.50%. Absent fee waivers, these operating expenses would have been: Prime Money Market Fund: 1.99%; U.S. Treasury Fund: 1.76%; Intermediate U.S.

Government Bond Fund: 1.94%; Growth and Income Fund: 2.09%; Balanced Fund:
2.16%; Large Company Growth Fund: 2.37%; and International Equity Fund: 2.51%.

       The organizational expenses of the Prime Money Market Fund, the South Carolina Fund, the Large Company Growth Fund, the Funds of Funds and the Small Company Growth Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


       BB&T, BIMC, BFMI, and BlackRock International each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the BB&T Funds contemplated by its investment advisory agreement with the BB&T Funds and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the BB&T Funds. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T, BIMC, BFMI, and BlackRock International could continue to perform such services for the BB&T Funds. See "MANAGEMENT OF BB&T FUNDS--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN


       The BB&T Funds' Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the BB&T Funds' Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the BB&T Funds to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of each Fund (in the case of the North Carolina Fund, the South Carolina Fund, the

Virginia Fund, and the Funds of Funds, 0.15% of the average daily net assets of the Class A Shares of each Fund). The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.


       The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.


       The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the BB&T Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.



       The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.



       Portfolio Brokerage. When placing orders for the BB&T Funds' securities transactions, BB&T or a Fund's respective Sub-Adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or a Fund's respective Sub-Adviser may use a qualified affiliated broker or dealer of BB&T to execute the BB&T Funds' transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.



                               GENERAL INFORMATION


DESCRIPTION OF THE BB&T FUNDS AND ITS SHARES



       The BB&T Funds were organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The BB&T Funds have an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into eighteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Intermediate Corporate Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Tax-Free Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Equity Index Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are not offering Class B Shares and the Equity Index Fund is not offering Class A Shares or Class B Shares. Shareholders investing directly in Class B Shares of the U.S. Treasury Fund, Prime Money Market Fund or Tax-Free Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund, Prime Money Market Fund, or Tax-Free Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the U.S. Treasury Fund, Prime Money Market Fund, or Tax-Free Money Market Fund within two years of purchase. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


       Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.

       As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the BB&T Funds or such Fund.



       Overall responsibility for the management of the BB&T Funds is vested in the Board of Trustees. See "MANAGEMENT OF BB&T FUNDS--Trustees of the BB&T Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the BB&T Funds and Massachusetts law. See "ADDITIONAL INFORMATION-- Miscellaneous" in the Statement of Additional Information for further information.



       Although the BB&T Funds are not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the BB&T Funds' outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the BB&T Funds. Shareholder inquiries should be directed to the Secretary of the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219.



       As of February 18, 1999 the following persons owned beneficially more than 25% of Class A Shares or Class B Shares of the following Funds:



                      SOUTH CAROLINA FUND - CLASS A SHARES



Name and Address                Total Shares         Percent Beneficially Owned
-----------------               ------------         --------------------------
Cheryl K. Boone                  16,572.497                     25.27%
George O. Boone
1901 Martin Road
Chapin, SC  29036

Accordingly, Cheryl K. Boone and George O. Boone may be deemed to be "controlling persons" of the Class A Shares of the South Carolina Fund.



            Capital Manager Conservative Growth Fund - Class A Shares



Name and Address                      Total Shares                Percent Beneficially Owned
----------------                      ------------                --------------------------
Lorraine K. Cauthen                      6,369.791                        30.79%
108 Strawberry Lane
Clemson, SC  29631

Cheryl B. Cobb and                       6,737.523                        32.57%
Linda Z. Greer
STWRO5
214 Park Road
Lexington, SC  29072



Accordingly, Lorraine K. Cauthen, Cheryl B. Cobb and Linda Z. Greer may be deemed to be "controlling persons" of the Class A Shares of the Capital Manager Conservative Growth Fund.



            Capital Manager Conservative Growth Fund - Class B Shares

Name and Address                      Total Shares                Percent Beneficially Owned
----------------------                ------------                --------------------------
BISYS Fund Services Ohio, Inc.           94.977                           100%
3435 Stelzer Road
Columbus, OH  43219



Accordingly, BISYS Fund Services may be deemed to be a "controlling person" of the Class B Shares of the Capital Manager Conservative Growth Fund.


              Capital Manager Moderate Growth Fund - Class A Shares

Name and Address                   Total Shares         Percent Beneficially Owned
----------------------             ------------         --------------------------
William H. Peeler                  92,394.294                  61.62%
and Betty P. Peeler
3802 Old Sptg Hwy.
Moore, SC  29369


Accordingly, William H. Peeler and Betty P. Peeler may be deemed to be "controlling persons" of the Class A Shares of the Capital Manager Moderate Growth Fund.


                Capital Manager Moderate Growth Fund - Class B Shares



Name and Address                      Total Shares                Percent Beneficially Owned
----------------------                ------------                --------------------------
BISYS Fund Services Ohio, Inc.           93.985                           100%
3435 Stelzer Road
Columbus, OH  43219



Accordingly, BISYS Fund Services may be deemed to be a "controlling person" of the Class B Shares of the Capital Manager Moderate Growth Fund.



                  Capital Manager Growth Fund - Class B Shares



Name and Address                      Total Shares                Percent Beneficially Owned
----------------------                ------------                --------------------------
BISYS Fund Services Ohio, Inc.           93.545                           100%
3435 Stelzer Road
Columbus, OH  43219



Accordingly, BISYS Fund Services may be deemed to be a "controlling person" of the Class B Shares of the Capital Manager Growth Fund.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT


       Bank of New York serves as the Custodian for the International Equity Fund. Firststar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for all other Funds of the BB&T Funds.



       BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the BB&T Funds.

OTHER CLASSES OF SHARES


       In addition to Class A and Class B Shares, the BB&T Funds also offers Trust Shares of each Fund. Trust Shares are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Trust Shares are sold at net asset value and are not subject to a sales charge or a Distribution Plan fee. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the Fund. For further details regarding eligibility requirements for the purchase of Trust Shares, call the Distributor at (800) 228-1872.


PERFORMANCE INFORMATION


       From time to time, the Prime Money Market Fund's, the U.S. Treasury Fund's, and the Tax-Free Money Market Fund's annualized "yield" and "effective yield" and total return for Class A and Class B Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of the Prime Money Market Fund and the U.S. Treasury Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the BB&T Funds and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


       Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

       From time to time performance information of a Variable NAV Fund showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. In addition, tax equivalent yield may be presented in advertisements, sales literature and shareholder reports of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund. Average annual total return will be calculated for the period since the establishment of a Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for a Variable NAV Fund earned during a recent 30-day period by the Fund's per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.



       The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may also advertise their tax equivalent yield, which reflects the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield of the Fund. The tax equivalent yield will be significantly higher than the yield of the North Carolina Fund, the South Carolina Fund, or the Virginia Fund.


       Each Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

       The Variable NAV Funds may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. Each of the Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

       Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.


       Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.



       Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the BB&T Funds' performance information.



       Further information about the performance of each Fund of the BB&T Funds is contained in the BB&T Funds' annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.


MISCELLANEOUS

       Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

       Inquiries regarding the BB&T Funds may be directed in writing to the BB&T Funds at the following address: the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601

                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   DISTRIBUTOR
                             BISYS Fund Services LP
                                3435 Stelzer Road
                               Columbus, OH 43219

                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219


                                    AUDITORS
                                    KPMG LLP
                        Two Nationwide Plaza, Suite 1600
                                   Columbus, OH 43215

                              CROSS REFERENCE SHEET


                            PROSPECTUS FOR BB&T FUNDS


                                  TRUST SHARES

Part A Item                         Prospectus Caption
-----------                         ------------------

Cover Page........................  Cover Page

Financial
   Highlights.....................  Selected Per Share Data and Ratios;
                                    Performance


Synopsis..........................  Fee Table


General Description
   of Registrant..................  BB&T Funds; Investment Objective
                                    and Policies; Investment Restrictions;
                                    General Information - Description of
                                    the BB&T Funds and Its Shares



Management of the
  Funds...........................  Management of BB&T Funds;
                                    General Information - Custodian and
                                    Transfer Agent



Capital Stock and
   Other Securities...............  BB&T Funds; How to Purchase and
                                    Redeem Shares; Dividends and Taxes;
                                    General Information - Description of
                                    the BB&T Funds and Its Shares;
                                    General Information - Miscellaneous


Purchase of Securities
   Being Offered..................  Valuation of Shares; How to Purchase
                                    and Redeem Shares

Redemption or Repurchase..........  How to Purchase and Redeem  Shares

Legal Proceedings.................  Inapplicable

                               MONEY MARKET FUNDS


                             Prime Money Market Fund
                         U.S. Treasury Money Market Fund

                           Tax-Free Money Market Fund


                                   BOND FUNDS


                 Short-Intermediate U.S. Government Income Fund
                     Intermediate U.S. Government Bond Fund
                    North Carolina Intermediate Tax-Free Fund
                    South Carolina Intermediate Tax-Free Fund

                       Virginia Intermediate Tax-Free Fund
                        Intermediate Corporate Bond Fund


                                   STOCK FUNDS

                          Growth and Income Stock Fund
                                  Balanced Fund
                            Large Company Growth Fund
                            Small Company Growth Fund
                            International Equity Fund

                                Equity Index Fund


                                 FUNDS OF FUNDS

                    Capital Manager Conservative Growth Fund
                      Capital Manager Moderate Growth Fund
                           Capital Manager Growth Fund


                                  TRUST SHARES



                        BRANCH BANKING AND TRUST COMPANY
                               INVESTMENT ADVISER


                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                          PROSPECTUS DATED MAY 17, 1999

                                TABLE OF CONTENTS



                                                                            Page
Prospectus Summary........................................................
BB&T Funds  ..............................................................
Fee Table.................................................................
Financial Highlights......................................................
Investment Objectives and Policies........................................
Investment Restrictions...................................................
Valuation of Shares.......................................................
How to Purchase and Redeem Shares.........................................
Dividends and Taxes.......................................................
Management of BB&T   Funds................................................
General Information.......................................................












         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BB&T FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BB&T FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   BB&T FUNDS



3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893



         THE BB&T FUNDS is an open-end management investment company offering to the public eighteen separate investment funds (each a "Fund"). Each Fund of the BB&T Funds offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds, (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds (the "Underlying Funds"). The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds.


         THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

         THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund"), seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.


         THE BB&T TAX-FREE MONEY MARKET FUND (the "Tax-Free Money Market Fund") seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Tax-Free Money Market Fund seeks to achieve this objective by investing substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.



AN INVESTMENT IN THE PRIME MONEY MARKET FUND, THE U.S. TREASURY FUND, AND THE TAX-FREE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Short-Intermediate Fund") seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements, and high grade collateralized mortgage obligations.


         THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND (the "Intermediate U.S. Government Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.


         THE BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "North Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax. Normally, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

         THE BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "South Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax. Normally, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.


         THE BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND (the "Virginia Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and Virginia personal income tax. Normally, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions.



         THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND THE VIRGINIA FUND ARE NON-DIVERSIFIED FUNDS AND THEREFORE MAY EACH HAVE LESS DIVERSIFICATION PER ISSUER THAN DIVERSIFIED FUNDS.



         THE BB&T INTERMEDIATE CORPORATE BOND FUND (the "Intermediate Corporate Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in a diversified portfolio of investment grade corporate bonds.


         THE BB&T GROWTH AND INCOME STOCK FUND (the "Growth and Income Fund") seeks capital growth, current income or both, through investment in stocks.

         THE BB&T BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

         THE BB&T LARGE COMPANY GROWTH FUND (the "Large Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

         THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

         THE BB&T INTERNATIONAL EQUITY FUND (the "International Equity Fund") seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.


         THE BB&T EQUITY INDEX FUND (the "Equity Index Fund") seeks a total return which corresponds to that of the Standard & Poor's 500 Composite Stock Price Index(1) (the "S&P 500 Index").



         THE BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND (the "Capital Manager Conservative Growth Fund") seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



         THE BB&T CAPITAL MANAGER MODERATE GROWTH FUND (the "Capital Manager Moderate Growth Fund") seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



         THE BB&T CAPITAL MANAGER GROWTH FUND (the "Capital Manager Growth Fund") seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



         This Prospectus relates to the Trust Shares of the BB&T Funds, which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, BB&T Funds also offers Class A and Class B Shares, which are offered to the general public. Additional information about each of the Funds, contained in a Statement of Additional Information, has been filed with the Securities


--------
         (1)The "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class A and Class B Shares are available upon request without charge by writing to the BB&T Funds or by calling the BB&T Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



         This Prospectus sets forth concisely the information about the BB&T Funds' Trust Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.



         SHARES OF THE BB&T FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 17, 1999.

                               PROSPECTUS SUMMARY


BB&T   Funds                        BB&T Funds, a Massachusetts business trust,
                                    is an open-end management investment company which currently consists of eighteen separately managed portfolios (each a
                                    "Fund"). Three of the Funds (the "Funds of
                                    Funds") offer Shareholders a
                                    professionally-managed investment program by purchasing shares of other Funds of the BB&T
                                    Funds (the "Underlying Funds"). The
                                    remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T
                                    Funds. Each Fund is authorized to offer
                                    three classes of Shares: Class A, Class B and Trust Class. As of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate
                                    Fund, the North Carolina Fund, the South
                                    Carolina Fund, and the Virginia Fund and
                                    Class A Shares and Class B Shares were not yet being offered in the Equity Index Fund.
                                    This prospectus relates to only the Trust
                                    Shares.


Investment Objective and
  Policies THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

                                    THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal through investing exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.


                                    THE TAX-FREE MONEY MARKET FUND seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


                                    THE SHORT-INTERMEDIATE FUND seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high grade collateralized mortgage obligations, some of which may be subject to repurchase agreements.

                                    THE INTERMEDIATE U.S. GOVERNMENT BOND FUND seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in bonds issued or guaranteed by the U.S. Government or its agencies or its instrumentalities, some of which may be subject to repurchase agreements.


                                    THE NORTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

                                    THE SOUTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.


                                    THE VIRGINIA FUND seeks to produce a high level of current income which is exempt from both federal income tax and Virginia personal income tax. Normally, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions.



                                    THE INTERMEDIATE CORPORATE BOND FUND seeks current income consistent with the preservation of capital through investment of at least 65% of its total assets in a diversified portfolio of investment grade corporate bonds.


                                    THE GROWTH AND INCOME FUND seeks capital growth, current income or both, primarily through investment in stocks.

                                    THE BALANCED FUND seeks to obtain long-term capital growth and to produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

                                    THE LARGE COMPANY GROWTH FUND seeks
                                    long-term capital appreciation through
                                    investment primarily in a diversified
                                    portfolio of equity and equity-related
                                    securities of large capitalization growth companies.

                                    THE SMALL COMPANY GROWTH FUND seeks
                                    long-term capital appreciation through
                                    investment primarily in a diversified
                                    portfolio of equity and equity-related
                                    securities of small capitalization growth companies.

                                    THE INTERNATIONAL EQUITY FUND seeks
                                    long-term capital appreciation through
                                    investment primarily in equity securities of foreign issuers.


                                    THE EQUITY INDEX FUND seeks a total return which corresponds to that of the S&P 500.



                                    THE CAPITAL MANAGER CONSERVATIVE GROWTH FUND seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



                                    THE CAPITAL MANAGER MODERATE GROWTH FUND seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



                                    THE CAPITAL MANAGER GROWTH FUND seeks
                                    capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



Funds of Funds                      Capital Manager Conservative Growth, Capital
                                    Manager Moderate Growth and Capital Manager
                                    Growth Funds intend to primarily invest in the shares of other BB&T Funds.



Investment Risks                    Each Fund's performance may change daily
                                    based on many factors including interest rate levels, the quality of the obligations in each Fund's portfolio, and market conditions. An investment in the North
                                    Carolina Fund, the South Carolina Fund, or the Virginia Fund involves special risk considerations. (See "Other Investment
                                    Policies of the North Carolina Fund, the
                                    South Carolina Fund, and the Virginia
                                    Fund.") An investment in the International
                                    Equity Fund and the Prime Money Market Fund may involve special risk considerations.
                                    (See "Foreign Investments.") The net asset value of the Funds of Funds will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. For a complete description of the manner in which the Funds of Funds will allocate their assets among the Underlying Funds, and the special risk considerations applicable to the Funds of Funds, see "The Funds of Funds."


Offering Price                      The public offering price of the Prime Money
                                    Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is equal to the net asset value per Trust Share, which each Money Market Fund will seek to maintain at $1.00.



                                    The public offering price of the
                                    Short-Intermediate Fund, the Intermediate
                                    U.S. Government Bond Fund, the North
                                    Carolina Fund, the South Carolina Fund, the
                                    Virginia Fund, the Intermediate Corporate
                                    Bond Fund, the Growth and Income Fund, the
                                    Balanced Fund, the Large Company Growth
                                    Fund, the Small Company Growth Fund, the
                                    International Equity Fund, the Equity Index
                                    Fund, the Capital Manager Conservative
                                    Growth Fund, the Capital Manager Moderate
                                    Growth Fund, and the Capital Manager Growth
                                    Fund is equal to that Fund's net asset value per Trust Share. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares.")


Minimum Purchase                    No minimum purchase applies to purchases of
                                    Trust Shares.

Investment Adviser                  Branch Banking and Trust Company ("BB&T" or
                                    the "Adviser"), Raleigh, North Carolina.


Sub-Advisers                        BlackRock Institutional Management
                                    Corporation ("BIMC" or the "Sub-Adviser"),
                                    Wilmington, Delaware, serves as the Sub-
                                    Adviser to the Prime Money Market Fund and
                                    the Tax-Free Money Market Fund. BlackRock
                                    Financial Management, Inc. ("BFMI" or the
                                    "Sub-Adviser"), Philadelphia, Pennsylvania,
                                    serves as the Sub- Adviser to the Small
                                    Company Growth Fund. BlackRock
                                    International, Ltd. ("BlackRock
                                    International" or the "Sub-Adviser"),
                                    Edinburgh, Scotland, serves as the Sub-
                                    Adviser to the International Equity Fund.
                                               ("     " or the "Sub-Adviser,"),
                                               ,           , serves as the
                                    Sub-Adviser to the Equity Index Fund.

Dividends                           The Prime Money Market Fund, the U.S.
                                    Treasury Fund, the Tax-Free Money Market
                                    Fund, the Short-Intermediate Fund, the
                                    Intermediate U.S. Government Bond Fund, the
                                    Intermediate Corporate Bond Fund, the North
                                    Carolina Fund, the South Carolina Fund, and the Virginia Fund declare dividends daily and pay such dividends monthly. The Growth and Income Fund and the Balanced Fund declare and pay dividends monthly. The Large
                                    Company Growth Fund, the Small Company
                                    Growth Fund, the International Equity Fund, the Equity Index Fund, and the Funds of Funds declare and pay dividends quarterly.


Distributor                         BISYS Fund Services LP, Columbus, Ohio.


                                   BB&T FUNDS



         BB&T Funds is an open-end management investment company. The BB&T Funds consist of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds (the "Underlying Funds"). The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares. However, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund and Class A Shares and Class B Shares were not yet being offered in the Equity Index Fund.

                                    FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Funds will bear, either directly or indirectly.


                                                                                                               INTERMEDIATE
                                                 PRIME           U.S.          TAX-FREE         SHORT-             U.S.
                                              MONEY MARKET     TREASURY       MONEY MARKET    INTERMEDIATE     GOVERNMENT BOND
                                                 FUND            FUND            FUND            FUND              FUND
                                                 ----            ----            ----            ----              ----

                                              TRUST CLASS     TRUST CLASS     TRUST CLASS     TRUST CLASS       TRUST CLASS
                                              -----------     -----------     -----------     -----------      ---------------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                   0%              0%              0%              0%              0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                     0%              0%              0%              0%              0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                    0%              0%              0%              0%              0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)             0%              0%              0%              0%              0%
Exchange Fee                                    $   0           $   0           $   0           $   0           $   0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)                                0.20%(3)        0.30%(3)        0.20%(3)        0.50%(3)        0.50%(3)
12b-1 Fee                                           0%              0%              0%              0%              0%
Other Expenses (after voluntary                  0.35%(4)        0.31%(4)        0.45%(4)        0.31%(4)        0.34%
  fee reductions)
Total Fund Operating Expenses
  (after voluntary fee reductions)               0.55%(5)        0.61%(5)        0.65%(5)        0.81%(5)        0.84%(5)

                                                                                 INTERMEDIATE                          LARGE
                                                   NORTH      SOUTH                CORPORATE     GROWTH               COMPANY
                                                 CAROLINA    CAROLINA   VIRGINIA     BOND      AND INCOME   BALANCED  GROWTH
                                                   FUND       FUND       FUND        FUND         FUND       FUND      FUND
                                                   ----       ----       ----        ----         ----       ----      ----

                                                   TRUST      TRUST      TRUST       TRUST        TRUST      TRUST     TRUST
                                                   CLASS      CLASS      CLASS       CLASS        CLASS      CLASS     CLASS
                                                   -----      -----      -----       -----        -----      -----     -----
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)      0%         0%         0%          0%          0%          0%         0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
   offering price)                                   0%         0%         0%          0%          0%          0%         0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                0%         0%         0%          0%          0%          0%         0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                 0%         0%         0%          0%          0%          0%         0%
Exchange Fee                                         0      $   0      $   0       $   0       $   0       $   0      $   0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary fee
   reductions)                                    0.50%(3)   0.30%(3)   0.40%(3)    0.40%(3)    0.50%(3)    0.50%(3)   0.50%(3)
12b-1 Fees                                           0%         0%         0%          0%          0%          0%         0%
Other Expenses  (after voluntary
  fee reductions)                                 0.31%(4)   0.58%(4)   0.38%(4)    0.56%(4)    0.35%       0.42%      0.56%
Total Fund Operating Expenses
  (after voluntary fee reductions)                0.81%(5)   0.88%(5)   0.78%(5)    0.96%(5)    0.85%(5)    0.92%(5)   1.06%(5)



                                                    SMALL
                                                   COMPANY  INTERNATIONAL   EQUITY
                                                    GROWTH     EQUITY       INDEX
                                                    FUND        FUND        FUND
                                                    ----        ----        ----

                                                    TRUST       TRUST       TRUST
                                                    CLASS       CLASS       CLASS
                                                    -----       -----       -----
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)        0%          0%         0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
   offering price)                                     0%          0%         0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                  0%          0%         0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                   0%          0%         0%
Exchange Fee                                        $  0       $   0       $  0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary fee
   reductions)                                      1.00%       1.00%      0.10%(3)
12b-1 Fees                                             0%          0%         0%
Other Expenses  (after voluntary
  fee reductions)                                   0.61%       0.50%(4)   0.36%(4)
Total Fund Operating Expenses
  (after voluntary fee reductions)                  1.61%       1.50%      0.46%(5)

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the BB&T Funds to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for Trust Shares would be 0.40% for the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund; 0.60% for the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Fund, the South Carolina Fund and the Virginia Fund; and 0.74% for the Growth and Income Fund, the Balanced Fund and the Large Company Growth Fund, and 0.25% for the Equity Index Fund.



(4) Absent voluntary reduction of fees, "Other Expenses" for Trust Shares, as a percentage of average daily net assets, would be 0.51% for the Prime Money Market Fund, 0.36% for the U.S. Treasury Fund, 0.50% for the Tax-Free Money Market Fund, 0.34% for the Short-Intermediate Fund, 0.61% for the Intermediate Corporate Bond Fund, 0.38% for the North Carolina Fund, 0.79% for the South Carolina Fund, 0.43% for the Virginia Fund, 0.51% for the International Equity Fund and 0.41% for the Equity Index Fund. "Other Expenses" for the Tax-Free Money Market Fund, the Virginia Fund, the Intermediate Corporate Bond Fund, and the Equity Index Fund are based on estimated amounts for the current fiscal year.



(5) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of fees, Total Fund Operating Expenses for Trust Shares, as a percentage of average daily net assets, would be 0.91% for the Prime Money Market Fund, 0.76% for the U.S. Treasury Fund, 0.90% for the Tax-Free Money Market Fund, 0.94% for the Short-Intermediate Fund, 0.94% for the Intermediate U.S. Government Bond Fund, 1.21% for the Intermediate Corporate Bond Fund, 0.98% for the North Carolina Fund, 1.39% for the South Carolina Fund, 1.03% for the Virginia Fund, 1.09% for the Growth and Income Fund, 1.16% for the Balanced Fund, 1.30% for the Large Company

         Growth Fund, 1.51% for the International Equity Fund, and 0.66% for the Equity Index Fund.


EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                               ------      -------      -------      --------
Prime Money Market Fund                         $ 6          $18          $31          $ 69

U.S. Treasury Fund                              $ 6          $20          $34          $ 76

Tax-Free Money Market Fund                      $ 7          $21          N/A           N/A

Short-Intermediate Fund                         $ 8          $26          $45          $100

Intermediate U.S. Government Bond Fund          $ 9          $27          $47          $104

North Carolina Fund                             $ 8          $26          $45          $100

South Carolina Fund                             $ 9          $28          $49          $108

Virginia Fund                                   $ 8          $25          N/A           N/A

Intermediate Corporate Bond Fund                $10          $31          N/A           N/A

Growth and Income Fund                          $ 9          $27          $47          $105

Balanced Fund                                   $ 9          $29          $51          $113

Large Company Growth Fund                       $11          $34          $58          $129

Small Company Growth Fund                       $16          $51          $88          $191

International Equity Fund                       $15          $47          $82          $179

Equity Index Fund                               $ 5          $15          N/A           N/A


         Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

         The purpose of the table above is to assist a potential investor in the Funds in understanding the various costs and expenses that an investor in the Trust Shares of each Fund will bear directly or indirectly. See

"MANAGEMENT OF BB&T FUNDS" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Funds of Funds will bear, either directly or indirectly.

                                          CAPITAL MANAGER  CAPITAL MANAGER
                                            CONSERVATIVE       MODERATE      CAPITAL MANAGER
                                            GROWTH FUND      GROWTH FUND       GROWTH FUND
                                            -----------      -----------       -----------

                                            TRUST CLASS      TRUST CLASS       TRUST CLASS
                                            -----------      -----------       -----------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                 0%                0%                0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                   0%                0%                0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                  0%                0%                0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)           0%                0%                0%
Exchange Fee                                  $   0             $   0             $   0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary fee
  reductions)(3)                               0.05%             0.05%             0.05%
12b-1 Fee                                         0%                0%                0%
Other Expenses                                 0.42%             0.41%             0.42%
Total Fund Operating Expenses
  (after voluntary fee reductions)(4)          0.47%             0.46%             0.47%

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the BB&T Funds to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets would be 0.25%.


(4) As indicated in the preceding notes, voluntary fee reductions have lowered this amount. However, total fund operating expenses will result in higher yields. Absent voluntary reduction of investment advisory and/or other expenses, total fund operating expenses for Trust Shares as a percentage of average daily net assets would be 0.67% for the Capital Manager Conservative Growth Fund and Capital Manager Growth Fund and 0.66% for the Capital Manager Moderate Growth Fund.

         The Funds of Funds will each indirectly bear its pro rata share of fees and expenses incurred by the Underlying Funds and the investment returns of each Fund of Funds will be net of the expenses of the Underlying Funds.

         The following charts provide the expense ratio for each of the Underlying Funds in which each Fund of Funds invests. The chart below provides the expense ratios which include any voluntary reduction in fees.


         Name of Underlying Fund                      Expense Ratio
         -----------------------                      -------------
     Prime Money Market Fund                                 0.55%
     U.S. Treasury Fund                                      0.61%
     Short-Intermediate Fund                                 0.81%
     Intermediate U.S. Government Bond Fund                  0.84%
     Intermediate Corporate Bond Fund                        0.96%
     Growth and Income Fund                                  0.85%
     Balanced Fund                                           0.92%
     Small Company Growth Fund                               1.61%
     International Equity Fund                               1.50%
     Large Company Growth Fund                               1.06%
     Equity Index Fund                                       0.46%

         After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds, the estimated average weighted expense ratio for the Trust Shares of the Capital Manager Conservative Growth Fund is 1.43%, for the Capital Manager Moderate Growth Fund is 1.49% and for the Capital Manager Growth Fund is 1.55%.

         The chart below provides the expense ratios for each of the Underlying Funds, absent any voluntary reductions in fees.


         Name of Underlying Fund                       Expense Ratio
         -----------------------                       -------------
     Prime Money Market Fund                                  0.91%
     U.S. Treasury Fund                                       0.76%
     Short-Intermediate Fund                                  0.94%
     Intermediate U.S. Government Bond Fund                   0.94%
     Intermediate Corporate Bond Fund                         1.21%
     Growth and Income Fund                                   1.09%
     Balanced Fund                                            1.16%
     Small Company Growth Fund                                1.61%
     International Equity Fund                                1.51%
     Large Company Growth Fund                                1.30%
     Equity Index Fund                                        0.66%


         After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds, the estimated average weighted expense ratio for the Trust Shares of the Capital Manager Conservative Growth Fund is 1.78%, for the Capital Manager Moderate Growth Fund is 1.85%, and for the Capital Manager Growth Fund is 1.90%.

EXAMPLE:

On the basis of estimated expenses for the Funds of Funds, including voluntary fee reductions, set forth on page 12, the following examples illustrate the expenses you would pay on a $1,000 investment in Trust Shares of the Funds of Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                           1 Year    3 Years    5 Years    10 Years
                                           ------    -------    -------    --------
Capital Manager Conservative Growth Fund     $5        $15        $26         $59

Capital Manager Moderate Growth Fund         $5        $15        $26         $59

Capital Manager Growth Fund                  $5        $15        $26         $59

         Absent voluntary fee reductions, the dollar amounts in the above example would be as follows:

                                           1 Year    3 Years    5 Years    10 Years
                                           ------    -------    -------    --------
Capital Manager Conservative Growth Fund     $7        $21        $37        $83

Capital Manager Moderate Growth Fund         $7        $21        $37        $82

Capital Manager Growth Fund                  $7        $21        $37        $83

         Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

         The purpose of the tables above is to assist a potential investor in the Funds of Funds in understanding the various costs and expenses that an investor in the Trust Shares of each Fund of Funds will bear directly or indirectly. See "MANAGEMENT OF BB&T FUNDS" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The tables below set forth financial highlights concerning the investment results for each of the Funds for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG LLP, independent auditors for the BB&T Funds, whose report thereon, insofar as it relates to each of the most recent five years or periods indicated herein is included in the Statement of Additional Information. The Tax-Free Money Market Fund, the Virginia Fund, the Intermediate Corporate Bond Fund and the Equity Index Fund had not commenced operations as of September 30, 1998.


         The Class A Shares (formerly the Investor Shares) and Trust Shares of each Fund (other than the Balanced Fund and the Small Company Growth Fund, which had not yet commenced operations) effectively were operated as a single class of shares from the commencement of operations of each of these Funds until January 31, 1993. On February 1, 1993, each of these Funds (and the Balanced Fund upon its commencement of operations) began charging Rule 12b-1 fees exclusively to Class A Shares pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Class A and Class B Shares can be obtained in a separate prospectus by writing to the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                         U.S. TREASURY MONEY MARKET FUND


                                        FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR     10/05/92
                                          ENDED           ENDED           ENDED           ENDED           ENDED           TO
                                         09/30/98        09/30/97        09/30/96        09/30/95        09/30/94     09/30/93(a)
                                         --------        --------        --------        --------        --------     -----------
                                        TRUST CLASS     TRUST CLASS     TRUST CLASS     TRUST CLASS    TRUST CLASS    TRUST CLASS
                                        -----------     -----------     -----------     -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD     $    1.00       $    1.00       $    1.00       $    1.00       $   1.00      $   1.00
                                         ---------       ---------       ---------       ---------       --------      --------
INVESTMENT ACTIVITIES
  Net investment income                      0.049           0.046           0.046           0.050          0.030         0.027
                                         ---------       ---------       ---------       ---------       --------      --------
   Total from Investment Activities          0.049           0.046           0.046           0.050          0.030         0.027
                                         ---------       ---------       ---------       ---------       --------      --------
DISTRIBUTIONS
  Net investment income                     (0.049)         (0.046)         (0.046)         (0.050)        (0.030)       (0.027)
                                         ---------       ---------       ---------       ---------       --------      --------
   Total Distributions                      (0.049)         (0.046)         (0.046)         (0.050)        (0.030)       (0.027)
                                         ---------       ---------       ---------       ---------       --------      --------

NET ASSET VALUE, END OF PERIOD           $    1.00       $    1.00       $    1.00       $    1.00       $   1.00      $   1.00
                                         =========       =========       =========       =========       ========      ========
   Total Return                               5.01%           4.71%           4.74%           5.07%          3.01%         2.70%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)          $ 235,796       $ 266,840       $ 205,974       $ 120,083       $ 77,464      $ 74,962
Ratio of expenses to average
      net assets                              0.61%           0.75%           0.75%           0.72%          0.67%         0.38%(c)
Ratio of net investment income
   to average net assets                      4.90%           4.61%           4.63%           4.97%          2.97%         2.71%(c)
Ratio of expenses to average
      net assets*                             0.76%           0.75%           0.75%           0.75%          0.83%         0.81%(c)
Ratio of net investment income
   to average net assets*                     4.75%           4.61%           4.63%           4.95%          2.82%         2.27%(c)


  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                             PRIME MONEY MARKET FUND

                                              10/1/97
                                                TO
                                            09/30/98(a)
                                            -----------
                                            TRUST CLASS
                                            -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $  1.000
INVESTMENT ACTIVITIES
   Net investment income                       0.051
       Total from Investment Activities        0.051
DISTRIBUTIONS
   Net investment income                      (0.051)
       Total Distributions                    (0.051)
NET ASSET VALUE, END OF PERIOD              $  1.000
   Total Return                                 5.23%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)          $ 37,769
   Ratio of expenses to average net
     assets                                     0.55%(c)
   Ratio of net investment income to
     average net assets                         5.11%(c)
   Ratio of expenses to average
    net assets*                                 0.91%(c)
   Ratio of net investment income
    to average net assets*                      4.75%(c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                        FOR THE YEAR    FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR    11/30/92
                                          ENDED           ENDED          ENDED         ENDED          ENDED           TO
                                         09/30/98        09/30/97       09/30/96      09/30/95       09/30/94     09/30/93(a)
                                         --------        --------       --------      --------       --------     -----------
                                        TRUST CLASS     TRUST CLASS    TRUST CLASS   TRUST CLASS   TRUST CLASS    TRUST CLASS
                                        -----------     -----------    -----------   -----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD     $    9.77       $    9.74       $   9.89      $   9.61      $  10.30      $  10.00
                                         ---------       ---------       --------      --------      --------      --------
INVESTMENT ACTIVITIES
  Net investment income                       0.53            0.57           0.57          0.56          0.52          0.49
  Net realized and unrealized gains
    (losses) on investments                   0.30            0.03          (0.15)         0.28         (0.68)         0.30
                                         ---------       ---------       --------      --------      --------      --------
   Total from Investment Activities           0.83            0.60           0.42          0.84         (0.16)         0.79
                                         ---------       ---------       --------      --------      --------      --------
DISTRIBUTIONS
  Net investment income                      (0.53)          (0.57)         (0.57)        (0.56)        (0.52)        (0.49)
  Net realized gains                            --              --             --            --         (0.01)           --
                                         ---------       ---------       --------      --------      --------      --------
   Total Distributions                       (0.53)          (0.57)         (0.57)        (0.56)        (0.53)        (0.49)
                                         ---------       ---------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD           $   10.07       $    9.77       $   9.74      $   9.89      $   9.61      $  10.30
                                         =========       =========       ========      ========      ========      ========
Total Return                                  8.77%           6.33%          4.36%         9.01%        (1.66)%        8.01%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)        $ 157,329       $ 103,523       $ 62,621      $ 45,005      $ 38,208      $ 34,646
  Ratio of expenses to average
    net assets                                0.81%           0.86%          0.93%         0.93%         0.71%         0.39%(c)
  Ratio of net investment income to
    average net assets                        5.40%           5.85%          5.81%         5.78%         5.20%         5.60%(c)
  Ratio of expenses to average
    net assets*                               0.94%           0.96%          1.03%         1.08%         1.08%         1.05%(c)
  Ratio of net investment income to
    average net assets*                       5.27%           5.75%          5.71%         5.64%         4.83%         4.94%(c)
  Portfolio turnover(d)                      53.74%          87.99%         54.82%       106.81%         7.06%        14.06%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND

                                            FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR     10/09/92
                                               ENDED         ENDED         ENDED         ENDED         ENDED            TO
                                              09/30/98      09/30/97      09/30/96      09/30/95      09/30/94      09/30/93(a)
                                              --------      --------      --------      --------      --------      -----------
                                            TRUST CLASS    TRUST CLASS   TRUST CLASS   TRUST CLASS   TRUST CLASS    TRUST CLASS
                                            -----------    -----------   -----------   -----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     9.85    $     9.64    $     9.89    $     9.34    $    10.40     $    10.00
                                             ----------    ----------    ----------    ----------    ----------     ----------
INVESTMENT ACTIVITIES
Net investment income                              0.54          0.56          0.58          0.61          0.62           0.64
Net realized and unrealized gains
  (losses) on investments                          0.75          0.21         (0.25)         0.55         (1.04)          0.40
                                             ----------    ----------    ----------    ----------    ----------     ----------
   Total from Investment Activities                1.29          0.77          0.33          1.16         (0.42)          1.04
                                             ----------    ----------    ----------    ----------    ----------     ----------
DISTRIBUTIONS
Net investment income                             (0.55)        (0.56)        (0.58)        (0.61)        (0.62)         (0.64)
Net realized gains                                   --            --            --            --         (0.02)            --
                                             ----------    ----------    ----------    ----------    ----------     ----------
   Total Distributions                            (0.55)        (0.56)        (0.58)        (0.61)        (0.64)         (0.64)
                                             ----------    ----------    ----------    ----------    ----------     ----------
NET ASSET VALUE, END OF PERIOD               $    10.59    $     9.85    $     9.64    $     9.89    $     9.34     $    10.40
                                             ==========    ==========    ==========    ==========    ==========     ==========
Total Return                                      13.46%         8.20%         3.43%        12.91%        (4.23)%        10.76%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $  186,256    $  142,545    $  119,633    $   78,578    $   68,451     $   59,816
Ratio of expenses to average net assets            0.84%         0.87%         0.87%         0.85%         0.70%          0.39%(c)
Ratio of net investment income to
  average net assets                               5.35%         5.74%         5.94%         6.43%         6.27%          6.45%(c)
Ratio of expenses to average net assets*           0.94%         0.97%         0.97%         1.00%         1.06%          1.03%(c)
Ratio of net investment income to
  average net assets*                              5.25%         5.64%         5.84%         6.28%         5.91%          5.82%(c)
Portfolio turnover(d)                             60.98%        62.45%        76.29%        68.91%         0.38%         15.27%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                      FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR     10/16/92
                                         ENDED           ENDED           ENDED           ENDED           ENDED            TO
                                        09/30/98        09/30/97        09/30/96        09/30/95        09/30/94      09/30/93(a)
                                        --------        --------        --------        --------        --------      -----------
                                      TRUST CLASS     TRUST CLASS     TRUST CLASS     TRUST CLASS     TRUST CLASS     TRUST CLASS
                                      -----------     -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD  $    10.27       $    10.05     $    10.15       $     9.78      $    10.29     $    10.00
                                      ----------       ----------     ----------       ----------      ----------     ----------
INVESTMENT ACTIVITIES
  Net investment income                     0.43             0.41           0.38             0.37            0.38           0.36
  Net realized and unrealized gains
    (losses) on investments                 0.26             0.22          (0.10)            0.37           (0.50)          0.29
                                      ----------       ----------     ----------       ----------      ----------     ----------
   Total from Investment Activities         0.69             0.63           0.28             0.74           (0.12)          0.65
                                      ----------       ----------     ----------       ----------      ----------     ----------
DISTRIBUTIONS
  Net investment income                    (0.43)           (0.41)         (0.38)           (0.37)          (0.38)         (0.36)
  Net realized gains                          --               --             --               --           (0.01)            --
                                      ----------       ----------     ----------       ----------      ----------     ----------
   Total Distributions                     (0.43)           (0.41)         (0.38)           (0.37)          (0.39)         (0.36)
                                      ----------       ----------     ----------       ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD        $    10.53       $    10.27     $    10.05       $    10.15      $     9.78     $    10.29
                                      ==========       ==========     ==========       ==========      ==========     ==========
Total Return                                6.90%            6.43%          2.77%            7.77%          (1.18)%         6.62%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)     $   73,454       $   61,120     $   28,443       $   28,091      $   27,770     $   20,128
  Ratio of expenses to average net
    assets                                  0.81%            0.85%          0.96%            0.91%           0.63%          0.42%(c)
  Ratio of net investment income
    to average net assets                   4.18%            4.13%          3.72%            3.78%           3.77%          3.80%(c)
  Ratio of expenses to average
    net assets*                             0.98%            1.00%          1.11%            1.13%           1.17%          1.30%(c)
  Ratio of net investment income
    to average net assets*                  4.01%            3.98%          3.57%            3.55%           3.24%          2.92%(c)
  Portfolio turnover(d)                    32.63%           16.98%         20.90%            9.38%           0.56%          5.92%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                                10/20/97
                                                   TO
                                              09/30/98(a)
                                              -----------
                                              TRUST CLASS
                                              -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.00
INVESTMENT ACTIVITIES
   Net investment income                          0.38
   Net realized and unrealized gains
    (losses) on investments                       0.41
                                              --------
         Total from Investment Activities         0.79
                                              --------
DISTRIBUTIONS
  Net investment income                          (0.38)
                                              --------
         Total Distributions                     (0.38)
                                              --------
NET ASSET VALUE, END OF PERIOD                $  10.41
 Total Return (excludes sales charge)             8.02%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)             $ 18,242
  Ratio of expenses to average net assets         0.88%(c)
  Ratio of net investment income
    to average net assets                         3.88%(c)
  Ratio of expenses to average
    net assets*                                   1.39%(c)
  Ratio of net investment income
    to average net assets*                        3.37%(c)
   Portfolio turnover(d)                         58.80%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          GROWTH AND INCOME STOCK FUND

                                            FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    10/09/92
                                              ENDED           ENDED          ENDED           ENDED           ENDED          TO
                                             09/30/98        09/30/97       09/30/96        09/30/95        09/30/94     09/30/93(a)
                                             --------        --------       --------        --------        --------     -----------
                                            TRUST CLASS    TRUST CLASS    TRUST CLASS     TRUST CLASS     TRUST CLASS   TRUST CLASS
                                            -----------    -----------    -----------     -----------     -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $   20.02       $   15.34     $   12.99       $     11.28      $  11.28    $  10.00
                                             -----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES
  Net investment income                           0.28            0.30          0.29              0.28          0.28        0.30
  Net realized and unrealized gains
    (losses) on investments                      (0.17)           5.31          2.44              1.98          0.11        1.28
                                             ---------       ---------     ---------       -----------      --------    --------
   Total from Investment Activities               0.11            5.61          2.73              2.26          0.39        1.58
                                             ---------       ---------     ---------       -----------      --------    --------
DISTRIBUTIONS
  Net investment income                          (0.28)          (0.30)        (0.29)            (0.28)        (0.28)      (0.30)
  Net realized gains                             (1.33)          (0.63)        (0.09)            (0.12)        (0.11)         --
  In excess of net realized gains                   --              --            --             (0.15)           --          --
                                             ---------       ---------     ---------       -----------      --------    --------
   Total Distributions                           (1.61)          (0.93)        (0.38)            (0.55)        (0.39)      (0.30)
                                             ---------       ---------     ---------       -----------      --------    --------
NET ASSET VALUE, END OF PERIOD               $   18.52       $   20.02     $   15.34       $     12.99      $  11.28    $  11.28
                                             =========       =========     =========       ===========      ========    ========
Total Return                                      0.35%          38.13%        21.31%            20.88%         3.58%      16.06%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $ 348,613       $ 308,984     $ 206,659       $   145,603      $ 89,355    $ 82,358
Ratio of expenses to average net assets           0.85%           0.84%         0.86%             0.82%         0.66%       0.40%(c)
Ratio of net investment income to
  average net assets                              1.43%           1.77%         2.07%             2.40%         2.51%       3.08%(c)
Ratio of expenses to average net assets*          1.09%           1.08%         1.10%             1.10%         1.15%       1.17%(c)
Ratio of net investment income to
  average net assets*                             1.19%           1.53%         1.83%             2.11%         2.02%       2.31%(c)
Portfolio turnover(d)                            13.17%          22.66%        19.82%             8.73%        21.30%      27.17%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                                  BALANCED FUND

                                          FOR THE YEAR   FOR THE YEAR  FOR THE YEAR    FOR THE YEAR   FOR THE YEAR     10/09/92
                                            ENDED          ENDED          ENDED          ENDED           ENDED            TO
                                           09/30/98       09/30/97       09/30/96       09/30/95       09/30/94      09/30/93(a)
                                           --------       --------       --------       --------       --------      -----------
                                          TRUST CLASS    TRUST CLASS    TRUST CLASS    TRUST CLASS    TRUST CLASS    TRUST CLASS
                                          -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $     13.60    $     11.93    $     11.01    $      9.74    $     10.18    $     10.00
                                          -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES
  Net investment income                          0.42           0.49           0.46           0.46           0.40           0.09
  Net realized and unrealized gains
    (losses) on investments                      0.54           2.04           0.92           1.27          (0.44)          0.18
                                          -----------    -----------    -----------    -----------    -----------    -----------
   Total from Investment Activities              0.96           2.53           1.38           1.73          (0.04)          0.27
                                          -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS
Net investment income                           (0.42)         (0.49)         (0.46)         (0.46)         (0.40)         (0.09)
Net realized gains                              (0.35)         (0.37)            --             --             --             --
                                          -----------    -----------    -----------    -----------    -----------    -----------
   Total Distributions                          (0.77)         (0.86)         (0.46)         (0.46)         (0.40)         (0.09)
                                          -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD            $     13.79    $     13.60    $     11.93    $     11.01    $      9.74    $     10.18
                                          ===========    ===========    ===========    ===========    ===========    ===========
Total Return                                     7.18%         22.11%         12.74%         18.23%         (0.42)%         2.74%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)           $   108,943    $    88,524    $    69,374    $    49,794    $    39,715    $    20,374
Ratio of expenses to average net assets          0.92%          0.93%          0.95%          0.92%          0.73%          0.44%(c)
Ratio of net investment income to
  average net assets                             3.00%          3.88%          4.03%          4.51%          4.22%          4.44%(c)
Ratio of expenses to average net assets*         1.16%          1.17%          1.19%          1.21%          1.25%          1.47%(c)
Ratio of net investment income to
  average net assets*                            2.76%          3.64%          3.79%          4.22%          3.70%          3.42%(c)
Portfolio turnover(d)                           31.85%         27.07%         19.87%         23.68%         12.91%          8.32%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                            LARGE COMPANY GROWTH FUND

                                                               10/03/97
                                                                  TO
                                                              09/30/98(a)
                                                              -----------
                                                              TRUST CLASS
                                                              -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                              ------
INVESTMENT ACTIVITIES
  Net investment income                                         0.04
  Net realized and unrealized gains (losses) on investments    (0.27)
                                                              ------
          Total from Investment Activities                     (0.23)
                                                              ------
DISTRIBUTIONS
  Net investment income                                        (0.04)
  Net realized gains                                           (0.10)
                                                              ------
          Total Distributions                                  (0.14)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $ 9.63
                                                              ======
Total Return (excludes sales charge)                           (2.33%)(b)

RATIOS/SUPPLEMENTARY DATA:

  Net Assets, End of Period (000)                            $50,975
  Ratio of expenses to average net assets                       1.06%(c)
  Ratio of net investment loss to average net assets            0.41%(c)
  Ratio of expenses to average net assets*                      1.30%(c)
  Ratio of net investment income to average net assets*         0.17%(c)
  Portfolio turnover(d)                                       108.36%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            SMALL COMPANY GROWTH FUND

                                                          FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                            ENDED            ENDED            ENDED          12/07/94 TO
                                                           09/30/98         09/30/97         09/30/96        09/30/95(a)
                                                           --------         --------         --------        -----------
                                                          TRUST CLASS      TRUST CLASS      TRUST CLASS      TRUST CLASS
                                                          -----------      -----------      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    23.52       $    21.18       $    14.57       $    10.00
                                                          ----------       ----------       ----------       ----------
INVESTMENT ACTIVITIES
  Net investment loss                                          (0.20)           (0.11)           (0.17)           (0.07)
  Net realized and unrealized gains
    (losses) on investments                                    (5.32)            2.47             6.78             4.64
                                                          ----------       ----------       ----------       ----------

     Total from Investment Activities                          (5.52)            2.36             6.61             4.57
                                                          ----------       ----------       ----------       ----------

DISTRIBUTIONS

  In excess of net realized gains                              (0.31)           (0.02)              --               --
                                                          ----------       ----------       ----------       ----------

     Total Distributions                                       (0.31)           (0.02)              --               --
                                                          ----------       ----------       ----------       ----------

NET ASSET VALUE, END OF PERIOD                            $    17.69       $    23.52       $    21.18       $    14.57
                                                          ==========       ==========       ==========       ==========

Total Return                                                  (23.62%)          11.17%           45.37%           45.70%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                         $   65,180       $   58,660       $   36,373       $   16,962
  Ratio of expenses to average net assets                       1.61%            1.64%            1.79%            2.33%(c)
  Ratio of net investment loss to average net assets           (1.11%)          (1.04)%          (1.00)%         (1.34)%(c)
  Ratio of expenses to average net assets*                      1.61%            1.64%            1.79%            2.42%(c)
  Ratio of net investment loss to average net assets*          (1.11%)          (1.04)%          (1.00)%         (1.43)%(c)
  Portfolio Turnover(d)                                       157.44%           80.66%           71.62%           46.97%

---------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                            INTERNATIONAL EQUITY FUND


                                                             FOR THE YEAR     01/02/97
                                                               ENDED             TO
                                                              09/30/98       09/30/97(a)
                                                              --------       -----------
                                                             TRUST CLASS     TRUST CLASS
                                                             -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    11.28       $    10.00
                                                            ----------       ----------

INVESTMENT ACTIVITIES
  Net investment income                                           0.06             0.03
  Net realized and unrealized gains on investments               (1.10)            1.30
                                                            ----------       ----------

         Total from Investment Activities                        (1.04)            1.33
                                                            ----------       ----------

DISTRIBUTIONS
  Net investment income                                          (0.06)           (0.02)
  Net realized gains                                             (0.23)              --
  In excess of net realized gains                                   --            (0.03)
                                                            ----------       ----------
         Total Distributions                                     (0.29)           (0.05)
                                                            ----------       ----------

NET ASSET VALUE, END OF PERIOD                              $     9.95       $    11.28
                                                            ==========       ==========

Total Return                                                     (9.45%)          13.34%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                           $   70,356       $   52,373
  Ratio of expenses to average net assets                         1.50%            1.79%(c)
  Ratio of net investment income to average
    net assets                                                    0.50%            0.32%(c)
  Ratio of expenses to average net assets*                        1.51%            1.81%(c)
  Ratio of net investment income to average net assets*           0.49%            0.30%(c)
  Portfolio Turnover(d)                                          53.27%           41.45%

---------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.
(b)      Not annualized.
(c)      Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                        CAPITAL MANAGER CONSERVATIVE FUND

                                               10/02/97
                                                  TO
                                             09/30/98(a)
                                             -----------
                                             TRUST CLASS
                                             -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    10.00
                                             ==========
INVESTMENT ACTIVITIES
  Net investment income                            0.32
  Net realized and unrealized gains
    (losses) on investments                        0.08
                                             ----------
     Total from Investment Activities              0.40
                                             ----------
DISTRIBUTIONS
Net investment income                             (0.32)
                                             ----------
     Total Distributions                          (0.32)
                                             ----------
NET ASSET VALUE, END OF PERIOD               $    10.08
                                             ==========
Total Return                                       3.95%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $   23,773
Ratio of expenses to average net assets            0.47%(c)
Ratio of net investment income to
  average net assets                               3.12%(c)
Ratio of expenses to average net assets*           0.67%(c)
Ratio of net investment income to
  average net assets*                              2.92%(c)
Portfolio turnover(d)                              4.28%

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                          CAPITAL MANAGER MODERATE FUND

                                               10/02/97
                                                  TO
                                             09/30/98(a)
                                             -----------
                                             TRUST CLASS
                                             -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    10.00
                                             ----------
INVESTMENT ACTIVITIES
  Net investment income                            0.23
  Net realized and unrealized gains
    (losses) on investments                       (0.16)
                                             ----------
     Total from Investment Activities              0.07
DISTRIBUTIONS
Net investment income                             (0.22)
                                             ----------
     Total Distributions                          (0.22)
                                             ----------
NET ASSET VALUE, END OF PERIOD               $     9.85
                                             ==========
Total Return                                       0.68%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $   21,682
Ratio of expenses to average net assets            0.46%(c)
Ratio of net investment income to
  average net assets                               2.21%(c)
Ratio of expenses to average net assets*           0.66%(c)
Ratio of net investment income to
  average net assets*                              2.01%(c)
Portfolio turnover(d)                              4.85%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                           CAPITAL MANAGER GROWTH FUND

                                               10/02/97
                                                  TO
                                             09/30/98(a)
                                             -----------
                                             TRUST CLASS
                                             -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.00
                                             --------
INVESTMENT ACTIVITIES
  Net investment income                          0.16
  Net realized and unrealized gains
    (losses) on investments                     (0.32)
                                             --------
     Total from Investment Activities           (0.16)
                                             --------
DISTRIBUTIONS
Net investment income                           (0.16)
                                             --------
     Total Distributions                        (0.16)
                                             --------
NET ASSET VALUE, END OF PERIOD               $   9.68
                                             ========
Total Return                                    (1.72%)(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $ 21,370
Ratio of expenses to average net assets          0.47%(c)
Ratio of net investment income to
  average net assets                             1.53%(c)
Ratio of expenses to average net assets*         0.67%(c)
Ratio of net investment income to
  average net assets*                            1.33%(c)
Portfolio turnover(d)                            7.69%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

         All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


         All securities acquired by the Money Market Funds will be determined at the time of purchase by the BB&T Funds' Adviser or Sub-Adviser, under guidelines established by the BB&T Funds' Board of Trustees, to present minimal credit risks.



         Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where a nationally recognized statistical ratings organization ("Rating Agency") downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.



PRIME MONEY MARKET FUND


         The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


         The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Rating Agencies (e.g., "A-1" by Standard's & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Services, Inc. ("Moody's")); or (2) are single rated and have received the highest short-term rating by a Rating Agency; or (3) are unrated, but are determined to be of comparable quality by the Adviser or BIMC pursuant to guidelines approved by the Board of Trustees. See the Statement of Additional Information for explanations of the rating systems.


         The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

         (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (G) securities issued or guaranteed by state or local governmental bodies; and

         (H)      repurchase agreements relating to the above instruments.


         The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or BIMC believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.

U.S. TREASURY FUND

         The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

         Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.


THE TAX-FREE MONEY MARKET FUND



         The investment objective of the Tax-Free Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.



         The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). As a fundamental policy, except during periods of unusual market conditions or during temporary defensive periods, the Tax-Free Money Market Fund will invest substantially all, but in no event less than 80%, of its total assets in Municipal Obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Tax-Free Money Market Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser or BIMC, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.



         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Tax-Free Money Market Fund and the Adviser or BIMC will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         The Tax-Free Money Market Fund will purchase only Municipal Obligations which are "Eligible Securities" (as defined by the SEC) and which present minimal credit risks as determined by the Adviser or BIMC pursuant to guidelines approved by BB&T Funds' Board of Trustees. Eligible Securities consist of the following types of securities: (i) securities that have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated Rating Agencies (or one Rating Agency if the security was rated by only one Rating Agency); (ii) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (iii) securities without such short-term ratings that have been determined to be of comparable quality by the Adviser or BIMC pursuant to guidelines approved by BB&T Funds' Board of Trustees. The Appendix to the Statement of Additional Information includes a description of applicable ratings by Rating Agencies.



         The Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Tax-Free Money Market Fund would be appropriate.


THE FIXED INCOME FUNDS


         The investment objective of the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, and the Intermediate Corporate Bond Fund (the "Fixed Income Funds") is to seek current income consistent with the preservation of capital. The Short-Intermediate Fund will invest primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in high grade collateralized mortgage obligations ("CMOs"). At least 65% of the Short-Intermediate Fund's assets will be invested in U.S. Government Securities. The dollar-weighted average portfolio maturity of the Short-Intermediate Fund will be from two to five years. The Intermediate U.S. Government Bond Fund will also invest primarily in U.S. Government Securities, and at least 65% of its total assets will be invested in bonds. Bonds for this purpose will include both bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The dollar-weighted average portfolio maturity of the Intermediate U.S. Government Bond Fund will be from five to ten years. The Intermediate Corporate Bond Fund will invest in a diversified portfolio of corporate and Government bonds. At least 65% of the Intermediate Corporate Bond Fund's total assets will be invested in corporate bonds rated in one of the top four rating categories by a Rating Agency such as Moody's or S&P at the time of purchase or that are determined by the Adviser to be of comparable quality. Additionally, at least 80% of the Intermediate Corporate Bond Fund's assets will normally be invested in a combination of investment grade corporate bonds and U.S. Government Securities. The dollar-weighted average maturity of the Intermediate

Corporate Bond Fund is expected to be from three to ten years. CMOs will be considered bonds for this purpose if their expected average life is comparable to the maturity of other bonds eligible for purchase by the Fixed Income Funds. The Fixed Income Funds may also invest in short-term obligations, commercial bonds and the shares of other investment companies.



         Bonds, notes and debentures in which the Fixed Income Funds may invest may differ in interest rates, maturities and times of issuance. Mortgage-related securities purchased by the Fixed Income Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by a Rating Agency at the time of purchase, (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by BB&T. The applicable ratings are described in the Appendix to the Statement of Additional Information.


THE NORTH CAROLINA FUND

         The North Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). The North Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

         The North Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the North Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the North Carolina Fund would be suitable for them.

THE SOUTH CAROLINA FUND

         The South Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and South Carolina personal income tax. Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). The South Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

         The South Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the South Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the South Carolina Fund would be suitable for them.


THE VIRGINIA FUND



         The Virginia Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and Virginia personal income tax. Under normal market conditions, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Virginia Tax-Exempt Obligations"). The Virginia Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.



         The Virginia Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Virginia Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Virginia Fund would be suitable for them.


THE GROWTH AND INCOME FUND

         The Growth and Income Fund's investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in stocks, which for this purpose may be either common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

         Equity securities purchased by the Growth and Income Fund will be either traded on a domestic securities exchange or quoted in the NASDAQ/NYSE system. While some stocks may be purchased primarily to achieve the Growth and Income Fund's investment objective for income, most stocks will be purchased by the Growth and Income Fund primarily in furtherance of its investment objective for growth. The Growth and Income Fund will favor stocks of issuers which over a five year period have achieved cumulative income in excess of the cumulative dividends paid to shareholders.

         Stocks such as those in which the Growth and Income Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Growth and Income Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE BALANCED FUND

         The Balanced Fund's investment objective is to seek long-term capital growth and to produce current income. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

         The portion of the Balanced Fund's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing and the ability of BB&T to judge and react to changing market conditions. The Balanced Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BB&T, these investments may constitute 100% of the Balanced Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Balanced Fund's attempt to achieve its investment objective.

         The Balanced Fund's equity securities will generally consist of common stocks but may also consist of other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and which are believed by BB&T to be undervalued.

         The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The Balanced Fund may also invest in CMOs. The average dollar-weighted maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions.

         It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income senior securities. For this purpose, fixed-income senior securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

THE LARGE COMPANY GROWTH FUND


         The Large Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies. ("Capitalization" is the total market value of all the outstanding shares of a company.) The Large Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in companies whose weighted average capitalization is in excess of the market median capitalization of the S&P 500 Index. In making portfolio investments, the Large Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth, and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of large companies, will be invested in the instruments described below and under "Specific Investment Policies."


THE SMALL COMPANY GROWTH FUND

         The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."

         Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.


INTERNATIONAL EQUITY FUND

         The International Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. During normal market conditions, the International Equity Fund will normally invest at least 80%, and, in any event, at least 65%, of the value of its total assets in equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.



         During normal market conditions, the International Equity Fund will normally invest at least 90%, and, in any event, at least 65%, of the value of its total assets in securities of foreign issuers. The Fund will pursue investments in non-dollar denominated stocks primarily in countries included in the Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE"). The Fund may also invest its assets in countries with emerging economies or securities markets. The Fund will be diversified across countries, industry groups and companies with investment at all times in at least three foreign countries.



         When choosing securities, a value investment style is employed so that the Sub-Adviser targets equity securities that are believed to be undervalued. The Sub-Adviser will emphasize stocks with price/earnings ratios below average for a security's home market or stock exchange. A security's earnings trend and its price momentum will also be factors considered in security selection. The Sub-Adviser will also consider macroeconomic factors such as the prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.



THE EQUITY INDEX FUND



         The Equity Index Fund seeks to provide investment results that correspond to the total return of the broad range of common stocks represented in the S&P 500 Index. The S&P 500 Index is made up of 500 common stocks, most of which trade on the New York Stock Exchange ("NYSE"). Standard & Poor's is neither an affiliate nor a sponsor of the Fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions or other fees.

         The Sub-Adviser normally seeks to invest at least 80% of the Fund's assets in equity securities of companies that compose the S&P 500.



         The Fund may not always hold all of the same securities as the S&P 500. BB&T may choose, if circumstances warrant, to exclude an index stock from the
Fund and substitute a similar stock if doing so will help the   Fund achieve
its objective.



         The Fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the Fund's portfolio may cause differences in performance. Even if the Fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the Fund and the S&P 500 are valued.



         The Fund seeks to achieve a 95% or better correlation between its total return (before expenses) and the total return of the S&P 500. The Sub-Adviser monitors correlation between the performance of the Fund and that of the S&P
500 on a monthly basis. Correlation is measured by comparing the Fund's monthly returns to those of the S&P 500 over the recent 36-month period. In the unlikely event that the Fund cannot achieve a correlation of 95% or better, the trustees will consider alternative arrangements.



         The value of the Fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.


THE FUNDS OF FUNDS


         The investment objective of the Capital Manager Conservative Growth Fund is to seek capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



         The investment objective of the Capital Manager Moderate Growth Fund is to seek capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.



         The investment objective of the Capital Manager Growth Fund is to seek capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



         Under normal market conditions, each Fund of Funds will invest at least 65% of its total assets in nine Underlying Funds of the BB&T Funds. These assets will be allocated within the ranges indicated below.

                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND

         The Capital Manager Conservative Growth Fund will invest 25% to 55% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 45% to 75% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 20% of its assets in Underlying Funds which are money market funds.


                                                         Investment Range
         Underlying Fund                            (Percent of Fund Assets)
         ---------------                            ------------------------
         Equity Funds

         Growth and Income Fund                              0%-55%
         Balanced Fund                                       0%-30%
         Small Company Growth Fund                           0%-30%
         International Equity Fund                           0%-30%
         Large Company Growth Fund                           0%-55%
         Equity Index Fund                                   0%-55%

         Fixed Income Funds

         Short-Intermediate Fund                             0%-75%
         Intermediate U.S. Government Bond Fund              0%-75%
         Intermediate Corporate Bond Fund                    0%-75%

         Money Market Funds

         U.S. Treasury Fund                                  0%-20%
         Prime Money Market Fund                             0%-20%


                      CAPITAL MANAGER MODERATE GROWTH FUND

         The Capital Manager Moderate Growth Fund will invest 45% to 75% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 25% to 55% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 15% of its assets in Underlying Funds which are money market funds.

                                                        Investment Range
         Underlying Fund                           (Percent of Fund Assets)
         ---------------                           ------------------------
         Equity Funds

         Growth and Income Fund                             0%-75%
         Balanced Fund                                      0%-50%
         Small Company Growth Fund                          0%-50%
         International Equity Fund                          0%-50%
         Large Company Growth Fund                          0%-75%
         Equity Index Fund                                  0%-75%

         Fixed Income Funds

         Short-Intermediate Fund                            0%-55%
         Intermediate U.S. Government Bond Fund             0%-55%
         Intermediate Corporate Bond Fund                   0%-55%

         Money Market Funds

         U.S. Treasury Fund                                 0%-15%
         Prime Money Market Fund                            0%-15%


                           CAPITAL MANAGER GROWTH FUND

         The Capital Manager Growth Fund will invest 60% to 90% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 10% to 40% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 10% of its assets in Underlying Funds which are money market funds.

                                                        Investment Range
         Underlying Fund                           (Percent of Fund Assets)
         ---------------                           ------------------------
         Equity Funds

         Growth and Income Fund                             0%-90%
         Balanced Fund                                      0%-65%
         Small Company Growth Fund                          0%-65%
         International Equity Fund                          0%-65%
         Large Company Growth Fund                          0%-90%
         Equity Index Fund                                  0%-90%

         Fixed Income Funds

         Short-Intermediate Fund                            0%-40%
         Intermediate U.S. Government Bond Fund             0%-40%
         Intermediate Corporate Bond Fund                   0%-40%

         Money Market Funds

         U.S. Treasury Fund                                 0%-10%
         Prime Money Market Fund                            0%-10%



         The allocation of each Fund of Funds' assets among the Underlying Funds will be made by BB&T under the supervision of the BB&T Funds' Board of Trustees within the percentage ranges set forth in the table above. BB&T will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. BB&T may vary the allocation within the above ranges. There is no assurance that the Funds of Funds will achieve their stated objectives.


         The Funds of Funds' net asset value will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

         With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus.

         The Funds of Funds and the Underlying Funds are permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. Such securities include obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, bankers' acceptances, variable amount master demand notes, and bank money market deposit accounts. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

         To the extent the Funds of Funds or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

         The investments of the Funds of Funds are concentrated in the Underlying Funds, so each Fund of Funds' performance is directly related to the performance of the Underlying Funds. In addition, as a matter of fundamental policy, each Fund of Funds must allocate its investments among the Underlying Funds within certain ranges. As a result, the Funds of Funds do not have the same flexibility to invest as mutual funds without such constraints.




ALL FUNDS

         The investment objective of each Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be, of course, no assurance that a Fund will achieve its investment objective.


         Depending upon the performance of the portfolio investments of each of the Short-Intermediate, Intermediate U.S. Government Bond, Intermediate Corporate Bond Fund, North Carolina, South Carolina, Virginia, Growth and Income, Balanced, Large Company Growth, Small Company Growth, International Equity, Equity Index, Capital Manager Conservative Growth, Capital Manager Moderate Growth, and Capital Manager Growth Funds (collectively, the "Variable NAV Funds"), the net asset value per Share of each Variable NAV Fund will fluctuate. Correspondingly, the net asset value of the Funds of Funds will fluctuate with changes in the value of the Underlying Funds in which they invest.


SPECIFIC INVESTMENT POLICIES

         The following is a description of certain permitted investments for the Funds. As described above in "The Funds of Funds," each Fund of Funds may also invest directly in certain of the following instruments which the Underlying Funds may purchase. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

         Securities held by each Fund may be subject to repurchase agreements. A Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T or by BFMI (formerly PNC Equity Advisors Company) for the Small Company Growth Fund, or by BlackRock International (formerly CastleInternational Asset Management Limited) for the International Equity Fund, or by BIMC (formerly PNC Institutional Management Corporation) for the Prime Money Market Fund or the Tax-Free Money Market Fund. Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS

         In accordance with the investment restrictions described below, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED SECURITIES


         Each of the Funds except the U.S. Treasury Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, the Prime Money Market Fund, the Tax-Free Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Equity Index Fund may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide a Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. A Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Funds rely on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be advantageous. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its assets under normal market conditions. The Prime Money Market Fund's, the Tax-Free Money Market Fund's, the Large Company Growth Fund's, the Small Company Growth Fund's , the International Equity Fund's, and the Equity Index Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of their respective total assets absent unusual market conditions.


SHORT-TERM OBLIGATIONS


         The Fixed Income Funds, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund and the Equity Index Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two Rating Agencies (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by BB&T (or BFMI with respect to the Small Company Growth Fund or BlackRock International with respect to the International Equity
Fund), to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund will limit its investment in short-term obligations to 35% of its total assets.



         Each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. Pending investments or to meet anticipated redemption requests, the International Equity Fund may also invest in short-term obligations. For temporary defensive purposes, as determined by BB&T (or, in the case of the Small Company Growth Fund, BFMI or, in the case of the International Equity Fund, BlackRock International), these investments may constitute 100% of such Funds' portfolio and, in such circumstances, will constitute a temporary suspension of such Funds' attempts to achieve their investment objectives.

U.S. GOVERNMENT SECURITIES


         U.S. Government Securities will constitute the primary investment of the Short-Intermediate Fund and the Intermediate U.S. Government Bond Fund. The Prime Money Market Fund, the Tax-Free Money Market Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Equity Index Fund may also invest in U.S. Government Securities. The types of U.S. Government Securities in which these Funds will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


         U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.


         The Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


         The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. In addition, the North Carolina Fund and the South Carolina Fund may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

COLLATERALIZED MORTGAGE OBLIGATIONS


         Each of the Fixed Income Funds, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund may also invest in collateralized mortgage obligations ("CMOs"). Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.





         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered liquid securities pursuant to guidelines established by the BB&T Funds' Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.


         Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.


ASSET-BACKED SECURITIES



         The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in asset-backed securities, which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.



         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.



         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.



         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund and the Intermediate Corporate Bond Fund will be subject to the same quality requirements as other securities purchased by the Fund.



DETERMINING THE MATURITY OF CERTAIN DEBT SECURITIES



         Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.


COMMERCIAL BONDS


         The Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund may invest up to 35% of their total assets, and the Balanced Fund also may invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. The Intermediate Corporate Bond Fund will invest at least 65% of its total assets in investment grade corporate bonds. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.



         Bonds, notes and debentures in which the Fixed Income Funds, Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).



         The Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund, will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by a Rating Agency (for example, at least A by Moody's or S&P), or, if unrated, which BB&T (or BFMI, with respect to the Small Company Growth Fund) deems to be of comparable quality. The Intermediate Corporate Bond Fund will invest at least 65% of its total assets in corporate bonds, notes, and debentures which are rated at the time of purchase within one of the four highest rating groups assigned by a Rating Agency (for example Baa by Moody's or BBB by S&P) or that are unrated but determined by the Adviser to be of comparable quality.



         The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category (or fourth rating category with respect to the Intermediate Corporate Bond Fund), these Funds will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BB&T (or BFMI, with respect to the Small Company Growth Fund), such investment is considered appropriate under the circumstances.



         The Intermediate Corporate Bond Fund may invest up to 15% of its net assets in corporate debt obligations that are not investment grade, but are rated in any category below BBB or Baa or are of comparable quality in the judgment of the Adviser (i.e. "junk bonds") and may include bonds in default. To the extent consistent with SEC rules, the Intermediate Corporate Bond Fund may invest in noninvestment grade securities by investing in other investment companies that primarily invest in such securities. Corporate debt obligations that are below investment grade are high yield, high-risk securities, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated securities may be more difficult to dispose of or to value than higher rated, lower-yielding securities. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments with respect to these securities than for higher rated securities.

OPTIONS AND FUTURES CONTRACTS


         To the extent consistent with its investment objective, the Large Company Growth, Small Company Growth, International Equity, Growth and Income , Balanced , and Equity Index Funds may engage in writing call options from time to time as BB&T deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, a Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.



         To the extent consistent with its investment objective, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Equity Index Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.



         To the extent consistent with its investment objective, each Fund of the BB&T Funds (other than the U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund) may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.


         Each Fund of the BB&T Funds (other than the U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.


         The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

FOREIGN INVESTMENTS


         The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in debt obligations of foreign corporations and banks. The Intermediate Corporate Bond Fund may also invest in debt obligations of foreign governments. The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.


         The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.


         The Prime Money Market Fund and the Intermediate Corporate Bond Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund and the Intermediate Corporate Bond Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.



         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund and the Intermediate Corporate Bond Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars. The Intermediate Corporate Bond Fund may invest in debt obligations of foreign issuers that are either denominated in U.S. dollars or foreign currency. The Intermediate Corporate Bond Fund will not invest more than 25% of its total assets in the debt obligations of foreign issuers.

         The Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. However, the Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, and the Equity Index Fund will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% of the value of the total assets of the Fund. A Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in CCP and Europaper.


         During normal market conditions, the International Equity Fund will invest at least 90% and, in any event, at least 65%, of its total assets in securities of foreign issuers. The International Equity Fund invests primarily in equity securities of issuers located in countries included in EAFE and may invest in equity securities of issuers located in emerging markets. EAFE is an index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of securities listed on the stock exchanges of such countries. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE.

         From time to time the International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Fund's total assets in this or any other country will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

         The International Equity Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

         Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         On January 1, 1999, the European Monetary Market Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

         The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions are adequate; whether exchange rates for existing currencies and the euro are adequately established; and whether suitable clearing and settlement systems for the euro are in operation. These and other factors may cause market disruptions and could adversely affect the value of certain foreign securities held by a Fund.

         The introduction of the euro is expected to impact European capital markets in ways that are impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


         The expense ratio of the International Equity Fund is expected to be higher than that of Funds of the BB&T Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source, and additional costs arising from delays in settlements of transactions involving foreign securities.


         The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers. The International Equity Fund intends to limit its investment in countries with emerging economies or securities markets to 20% of its total assets.

         The International Equity Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. The Funds of Funds may not use forward foreign currency exchange contracts.

OTHER INVESTMENT PRACTICES


         For liquidity purposes, each Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest in money market funds. For a description of the Funds of Funds' practices, see "Funds of Funds." Each other Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund, pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund and the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T FUNDS"--"Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from each investing Fund by an amount equal to their service fees from the Prime Money Market Fund or the U.S. Treasury Fund that are attributable to those Fund investments. BB&T and the Administrator will promptly forward such fees to the investing Funds. The Funds, except the Funds of Funds, will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Funds' investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.


         In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.


         In order to generate additional income, each Fund except the North Carolina Fund, the South Carolina Fund, and the Virginia Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for the BB&T Funds. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.

         In order to generate income, the Short-Intermediate, the Intermediate U.S. Government Bond, the Intermediate Corporate Bond, the Growth and Income, the Balanced, the Large Company Growth, the Small Company Growth, the International Equity, and the Equity Index Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Funds in order to take advantage of what BB&T (or BFMI, with respect to the Small Company Growth Fund or BlackRock International, with respect to the International Equity Fund) believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Funds and their transaction costs.


CORPORATE AND BANK OBLIGATIONS


         To the extent consistent with their investment objectives, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund and the Tax-Free Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.



RESTRICTED SECURITIES



         Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market
Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.



         Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market
Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

         The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.




MUNICIPAL OBLIGATIONS


         The Tax-Free Money Market Fund invests primarily in Municipal Obligations. The Prime Money Market Fund may, when deemed appropriate by its Sub-Adviser, invest in high quality short-term obligations issued by state and local governmental issuers.


         The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.


         The two principal classifications of Municipal Obligations which may be held by the Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate use of the facility involved.



         The Tax-Free Money Market Fund's portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



         Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state and
(ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Tax-Free Money Market Fund will be subject to the peculiar risks presented by such projects and by the laws and economic conditions relating to such states to a greater extent than it would be if its assets were not so concentrated.



TAXABLE MUNICIPAL OBLIGATIONS



         The Intermediate Corporate Bond Fund may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption ("Taxable Municipal Obligations"). These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government's taxing power. Due to federal taxation, Taxable Municipal Obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.



PRIVATE ACTIVITY BONDS



         The Tax-Free Money Market Fund may invest its net assets in private activity bonds ("industrial development bonds" under prior law). While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. (See "Dividends and Taxes".) Investors should also be aware of the possibility of state and local alternative minimum income tax or minimum income tax liability on interest from private activity bonds.


VARIABLE AND FLOATING RATE INSTRUMENTS


         The Prime Money Market Fund and the Tax-Free Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).



         Variable and floating rate instruments may include variable rate demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Fund will be determined by the Adviser or BIMC to be of comparable quality at the time of purchase to rated instruments purchasable by the Tax-Free Money Market Fund. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. BIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is an Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2a-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, a Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. These notes will be considered liquid only if the period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.


MONEY MARKET FUNDS


         In connection with the management of its daily cash positions, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations.



INVESTMENT COMPANIES



         The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. The Intermediate Corporate Bond Fund may invest in investment companies that invest primarily in debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and in accordance with its investment objective, policies and restrictions. As a shareholder of an investment company holding a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.



CONVERTIBLE SECURITIES



         The Intermediate Corporate Bond Fund, the Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund and the Equity Index Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See the Statement of Additional Information for further discussion of convertible securities.


STANDARD & POOR'S DEPOSITORY RECEIPTS


         Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund, and the Equity Index Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by a fund only within the limits prescribed under the 1940 Act.

UNINVESTED CASH RESERVES


         The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's Sub-Adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's assets will be held uninvested. Uninvested cash reserves will not earn income.


OTHER INVESTMENT POLICIES OF THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA FUND

TAX-EXEMPT OBLIGATIONS


         In addition to their respective investments in North Carolina Tax-Exempt Obligations , South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and Virginia Fund, respectively, may invest in tax-exempt obligations issued by or on behalf of states other than North Carolina , South Carolina, or Virginia as the case may be, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, together with North Carolina Tax-Exempt Obligations , South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."



         Up to 10% of the North Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations. Up to 10% of the South Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than South Carolina Tax-Exempt Obligations. Up to 10% of the Virginia Fund's total assets may be invested in Tax-Exempt Obligations other than Virginia Tax-Exempt Obligations. If deemed appropriate for temporary defensive periods, as determined by BB&T, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund may suspend attempts to achieve its investment objective and may increase its holdings in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, or Virginia Tax-Exempt Obligations, respectively, to over 10% of its total assets. Investments made for temporary defensive purposes will not be intended to achieve a Fund's investment objective with respect to North Carolina, South Carolina or Virginia taxation, as the case may be, but rather will be intended to preserve the value of the Funds' Shares.



         The two principal classifications of Tax-Exempt Obligations which may be held by the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax, assessment, fee or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the private user of the facility involved.


         Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. In South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit. In Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured.



         Among other types of Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.



         The North Carolina Fund, the South Carolina Fund, and the Virginia
Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. However, such investments are expected to be limited by the fact that North Carolina issuers are currently precluded by North Carolina State law from issuing such securities, and issuers in South Carolina also currently do not have authority to issue moral obligation securities. Moral obligation securities are issued by state and local governments in Virginia. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



         The North Carolina Fund, the South Carolina Fund, and the Virginia
Fund invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the three highest categories by a Rating Agency in the case of bonds; one of the two highest categories by a Rating Agency in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another Rating Agency in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another Rating Agency in the case of variable rate demand obligations. The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may also purchase Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by BB&T pursuant to guidelines approved by the BB&T Funds' Board of Trustees. The applicable ratings are described in the Appendix to the Statement of Additional Information.

         Opinions relating to the validity of Tax-Exempt Obligations and to the exemption of interest thereon from federal and state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the North Carolina Fund, the South Carolina Fund, the Virginia Fund, nor BB&T will review the proceedings relating to the issuance of Tax-Exempt Obligations or the basis for such opinions.



TAXABLE OBLIGATIONS OF THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND VIRGINIA FUND



         The North Carolina Fund, the South Carolina Fund, and the Virginia
Fund may each invest up to 10% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. There is no limit on the amount of taxable obligations that may be held for temporary defensive purposes. Taxable obligations may include U.S. Government Securities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting each Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends (as described above). The North Carolina Fund, the South Carolina Fund, and the Virginia Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of BB&T, suitable North Carolina Tax-Exempt Obligations , South Carolina Tax-Exempt Obligations, or Virginia Tax-Exempt Obligations, respectively, are unavailable.


PUTS


         The Tax-Free Money Market Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund may acquire "puts" with respect to securities held in their portfolios. Under a put, the Funds would have the right to sell a specified security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Money Market Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for Fund securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Tax-Free Money Market Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund will acquire puts solely to facilitate Fund liquidity, shorten the maturity of the underlying security, or permit the investment of their funds at a more favorable rate of return.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND


         Because the North Carolina Fund will invest at least 90% of the value of its total assets in North Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from North Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of North Carolina Tax-Exempt Obligations than is a comparable municipal bond mutual fund that is not concentrated in these issuers to this degree. North Carolina experienced a positive General Fund balance for each of its last five fiscal years. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with North Carolina Tax-Exempt Obligations.


RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE SOUTH CAROLINA FUND

         Because the South Carolina Fund will invest at least 90% of the value of its total assets in South Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from South Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of South Carolina Tax-Exempt Obligations than are comparable municipal bond mutual funds that are not concentrated in these issuers to this degree. If any issuer of securities held by the South Carolina Fund is unable to meet its financial obligations, the Fund's income, capital, and liquidity may be adversely affected. The State of South Carolina's economy has been dominated for many years by the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with South Carolina Tax-Exempt Obligations.


RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE VIRGINIA FUND



         Because the Virginia Fund will invest at least 90% of the value of its total assets in Virginia Tax-Exempt Obligations and because it seeks to maximize income derived from Virginia Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of Virginia Tax-Exempt Obligations than is a comparable municipal bond mutual fund that is not concentrated in these issuers to this degree. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with Virginia Tax-Exempt Obligations.

DIVERSIFICATION AND CONCENTRATION


         The North Carolina Fund, the South Carolina Fund, and the Virginia
Fund are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of North Carolina Tax-Exempt Obligations , South Carolina Tax-Exempt Obligations, and Virginia Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to the North Carolina Fund, the South Carolina Fund, and the Virginia Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the North Carolina, the South Carolina, and the Virginia Funds' Shares.


VARIABLE AND FLOATING RATE SECURITIES


         North Carolina Tax-Exempt Obligations purchased by the North Carolina Fund, South Carolina Tax-Exempt Obligations purchased by the South Carolina Fund, and Virginia Tax-Exempt Obligations purchased by the Virginia Fund may include variable and floating rate tax-exempt notes with ratings that are similar to those described above. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the North Carolina Fund, the South Carolina Fund, and the Virginia Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the North Carolina Fund's , South Carolina Fund's, or the Virginia Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.


STAND-BY COMMITMENTS


         In addition, the North Carolina Fund, the South Carolina Fund, the Virginia Fund and the Tax-Free Money Market Fund may acquire "stand-by commitments" with respect to Tax-Exempt Obligations (Municipal Obligations in the case of the Tax-Free Money Market Fund) held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Tax-Exempt Obligations at a specified price. The

Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by the North Carolina Fund, the South Carolina Fund, the Virginia Fund and the Tax-Free Money Market Fund may also be referred to as "put" options.


PORTFOLIO TURNOVER


         For the fiscal year ended September 30, 1998, the Portfolio turnover rate for each of the Funds with a full year of operations (other than Money Market Funds) was as follows: Short-Intermediate Fund 53.74%; Intermediate U.S. Government Bond Fund 60.98%; Growth and Income Fund 13.17%; North Carolina Fund 32.63%; Small Company Growth Fund 157.44%; equity portion of the Balanced Fund 11.88%, and fixed income portion of the Balanced Fund 61.41%; and International Equity Fund 53.27%. The portfolio turnover of each of the Funds (except the Money Market Funds) may vary greatly from year to year as well as within a particular year.



         It is presently anticipated that the annual portfolio turnover rates of the Funds of Funds will not exceed 50%, the annual portfolio turnover rate of the South Carolina Fund will not exceed 75% and the annual portfolio turnover rate of the Large Company Growth Fund will not exceed 150%. Additionally, it is presently anticipated that the portfolio turnover rate of the Virginia Fund will not exceed 50%, the portfolio turnover rate of the Intermediate Corporate Bond Fund will not exceed 75%, and the portfolio turnover rate of the Equity Index Fund will not exceed 5%. High turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains (including short-term capital gains which are generally taxed at ordinary income tax rates) to a Fund's shareholders. See "DIVIDENDS AND TAXES."


YEAR 2000


         The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The BB&T Funds' principal service providers are taking steps the BB&T Funds believe are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the BB&T Funds' business and have a material adverse impact on the BB&T Funds' operations. In addition, year 2000 issues could have a negative effect on the portfolio securities in which the Funds invest, thereby affecting the performance of the Funds.

                             INVESTMENT RESTRICTIONS

         The Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION--Miscellaneous").


         The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may not:



                  1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission, the Prime Money Market Fund, the U.S. Treasury Fund and the Tax-Free Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund and the Tax-Free Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.


         Each Fixed Income Fund may not:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         Each of the Funds of Funds may not:

                  1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of 1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and
         (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


         The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund and the Equity Index Fund may not:


                  1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         The International Equity Fund may not:

                  1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the grantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each of the Funds may not:

                  1. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund and the International Equity Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund and the International Equity Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. Each of the Funds (except the U.S. Treasury Fund) will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

                  2. Make loans, except that each of the Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.


         The North Carolina Fund, the South Carolina Fund and the Virginia Fund may not:


                  1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.


         The following is a non-fundamental investment restriction of the Prime Money Market Fund, the U.S. Treasury Fund and the Tax-Free Money Market Fund and therefore subject to change without shareholder vote:



         The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may not invest more than 10% of its assets in instruments which are not readily marketable.



                               VALUATION OF SHARES


         The net asset value of each of the Funds other than the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the Prime

Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the NYSE is open for trading and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.



         The securities in each of the Funds, except the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund, will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the BB&T Funds believes accurately reflects fair value.


         The Funds of Funds value investments in mutual fund securities at their redemption price, which is net asset value.


         The assets in the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the BB&T Funds seek to maintain the Prime Money Market Fund's , the U.S. Treasury Fund's, and the Tax-Free Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.


         Most securities held by the International Equity Fund are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Fund's Sub-Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.


         For further information about the valuation of investments, see the Statement of Additional Information.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


         Shares are sold on a continuous basis by the BB&T Funds' Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the BB&T Funds at (800) 228-1872.


PURCHASES OF TRUST SHARES


         Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking and Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.



         Shares of the BB&T Funds sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.



         Trust Shares of each of the Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the BB&T Funds in connection with the purchase of the BB&T Funds' Trust Shares.


         There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES


         Purchases of Trust Shares of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Prime Money Market Fund, the

U.S. Treasury Fund, or the Tax-Free Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.



         An order for the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund received after the last Valuation Time on any Business Day will be executed at net asset value determined as of the next Valuation Time on the next Business Day. An order for a Variable NAV Fund or the Funds of Funds received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for a Variable NAV Fund or the Funds of Funds received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.



         An order to purchase Trust Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the BB&T Funds' transfer agent for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the BB&T Funds' transfer agent , if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund.



         Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund continue to earn dividends through the day before their redemption.



         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer account fees for services provided in connection with investment in the BB&T Funds. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.



         The BB&T Funds reserve the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

         Trust Shares of each Fund and the Funds of Funds may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Fund may not be exchanged for Class B Shares.


         The BB&T Funds do not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.


         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.


         A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The BB&T Funds reserve the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.



         The BB&T Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.


REDEMPTION OF SHARES

         Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


         A written request for redemption must be received by the BB&T Funds in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.


REDEMPTION BY TELEPHONE


         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the BB&T Funds at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the BB&T Funds' transfer agent, BB&T or the BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the

BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the BB&T Funds.


PAYMENTS TO SHAREHOLDERS


         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.



         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the BB&T Funds may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The BB&T Funds intend to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the BB&T Funds may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the BB&T Funds may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the BB&T Funds' responsibilities under the 1940 Act.

                               DIVIDENDS AND TAXES

         Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

         Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.


         The net investment income of the Shares of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.


         The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed dividends on Class B Shares, as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.


         A dividend on the Shares of the North Carolina, the South Carolina, the Virginia, the Short-Intermediate, the Intermediate U.S. Government Bond, and the Intermediate Corporate Bond Funds is declared daily and paid monthly. A dividend on the Shares of the Growth and Income Fund and the Balanced Fund is declared and paid monthly. The Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Equity Index Fund and the Funds of Funds declare and pay dividends quarterly. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.



         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares.

         If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

         Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.


         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Growth and Income, the Balanced, the Large Company Growth, the Small Company Growth, the International Equity and the Funds of Funds, and so designated by the Funds, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from one of these Funds if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90- day period surrounding the ex-dividend date. Because all of the net investment income of the remaining Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.


         Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).


         Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina , South Carolina or Virginia resident are currently eligible for exemption from those states' income taxes, subject to the provisions discussed below. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina , South Carolina, and Virginia, as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Fund with specific reference to their own tax situation.


TAX CONSIDERATIONS RELATING TO THE TAX-FREE MONEY MARKET FUND



         The Tax-Exempt Money Market Fund can only pay its Shareholders exempt-interest dividends if, at the close of every quarter of the Fund's taxable year, at least 50% of the total value of the Tax-Exempt Money Market Fund's assets consist of obligations, the interest on which is exempt from federal income tax. Distributions designated as exempt-interest dividends by the Tax-Exempt Money Market Fund generally are not subject to federal income tax. Any loss on the sale or exchange of shares in the Tax-Exempt Money Market Fund held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.


TAX CONSIDERATIONS RELATING TO THE INTERNATIONAL EQUITY FUND

         Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If the Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities so long as the shareholder held the Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income. Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

         Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.


TAX CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, AND THE VIRGINIA FUND



         The portions of dividends paid for each year that are exempt from federal and North Carolina , South Carolina, or Virginia income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder of the Fund.


         Distributions will not be subject to North Carolina income tax if made to individual Shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either
(i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

         Distributions will not be subject to South Carolina income tax if made to individual Shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either
(i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States.


         Distributions will not be subject to Virginia income tax if the Virginia Fund pays distributions to Shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.

         Distributions designated by the Funds as "exempt-interest dividends" are not generally subject to federal income tax. However, if the Shareholder receives Social Security or railroad retirement benefits, the Shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.


         Dividends derived from interest income from certain types of securities in which the North Carolina Fund, the South Carolina Fund or the Virginia Fund may invest may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the North Carolina Fund, the South Carolina Fund or the Virginia Fund invests in securities the interest on which is subject to federal alternative minimum tax, Shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate Shareholders of the North Carolina Fund, the South Carolina Fund and the Virginia Fund.



         Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed for North Carolina, South Carolina, Virginia and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of North Carolina , South Carolina or Virginia, some portion of such dividend actually may have been subject to North Carolina , South Carolina or Virginia income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this Prospectus.



         The North Carolina Fund, the South Carolina Fund and the Virginia Fund may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.



         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the North Carolina Fund, the South Carolina Fund and the Virginia Fund of net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the North Carolina Fund, the South Carolina Fund or the Virginia Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North

Carolina State income tax. Distributions will be taxable as described above even if the net asset value of a Share in the North Carolina Fund, the South
Carolina Fund or the Virginia Fund is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).



         Part or all of the interest on indebtedness incurred by a Shareholder to purchase or carry Shares of the North Carolina Fund, the South Carolina Fund or the Virginia Fund is not deductible for federal, North Carolina , South Carolina or Virginia income tax purposes. The portion of interest that is not deductible is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the Shareholders that are exempt-interest dividends. It is anticipated that none of the distributions from the North Carolina Fund, the South Carolina Fund and the Virginia Fund will be eligible for the dividends received deduction for corporations.



         Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "Additional Tax Information Concerning the North Carolina Fund, the South Carolina Fund, and the Virginia Fund." However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the North Carolina Fund, the South Carolina Fund, the Virginia Fund and their Shareholders. Accordingly, potential investors in the North Carolina Fund, the South Carolina Fund, and the Virginia Fund are urged to consult their tax advisers with specific reference to their own tax situation and in particular regard to state and local tax consequences of investment in the North Carolina Fund, the South Carolina Fund, and the Virginia Fund.


TAX CONSIDERATIONS RELATING TO THE FUNDS OF FUNDS

         The use of the fund-of-funds structure could affect the amount, timing and character of distributions to Shareholders. See "Taxation" in the Statement of Additional Information.



                            MANAGEMENT OF BB&T FUNDS



TRUSTEES OF THE  BB&T FUNDS



         Overall responsibility for management of the BB&T Funds rests with the Board of Trustees of the BB&T Funds, who are elected by the Shareholders of the BB&T Funds. There are currently five Trustees, two of whom are "interested persons" of the BB&T Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the BB&T Funds to supervise actively its day-to-day operations. The Trustees of the BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:



                              POSITION(S) HELD         PRINCIPAL OCCUPATION
NAME AND ADDRESS             WITH THE BB&T FUNDS       DURING PAST 5 YEARS
----------------             -------------------       -------------------
*Walter B. Grimm                Chairman of          From June 1992 to present,
3435 Stelzer Road               the Board            employee of BISYS Fund
Columbus, OH  43219                                  Services.
Age:  53

William E. Graham, Jr.          Trustee              From January 1994 to present,
1 Hannover Square                                    Counsel, Hunton & Williams; from
Fayetteville Street Mall                             1985 to December, 1993, Vice
P.O. Box 109                                         Chairman, Carolina Power & Light
Raleigh, NC  27602                                   Company
Age:  69

Thomas W. Lambeth               Trustee              From 1978 to present, Executive
101 Reynolda Village                                 Director, Z. Smith Reynolds
Winston-Salem, NC  27106                             Foundation
Age:  64

*W. Ray Long                    Trustee              Retired; Executive Vice President,
 605 Blenheim Drive                                  Branch Banking and Trust Company
Raleigh, NC   27612                                  from 1974 to 1998.
Age:  64

Robert W. Stewart               Trustee              Retired; Chairman and Chief
201 Huntington Road                                  Executive Officer of Engineered
Greenville, SC  29615                                Custom Plastics Corporation from
Age:  66                                             1969 to 1990



* Indicates an "interested person" of the BB&T Funds as defined in the 1940 Act.



         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee. The officers of the BB&T Funds (see the Statement of Additional Information) receive no compensation directly from the BB&T Funds for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the BB&T Funds for acting as Transfer Agent and for providing fund accounting services to the BB&T Funds. Walter B. Grimm is an employee of BISYS Fund Services.

INVESTMENT ADVISER

         BB&T is the Investment Adviser of each Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation (formerly, Southern National Corporation), a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.


         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.



         Subject to the general supervision of the BB&T Funds' Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Small Company Growth Fund, BFMI, with respect to the International Equity Fund, BlackRock International and, with respect to the Prime Money Market Fund and the Tax-Free Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.



         Under an investment advisory agreement between the BB&T Funds and BB&T, the fee payable to BB&T by the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (0.40%) of each Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of each Fixed Income Funds'] and the North Carolina , South Carolina, and Virginia Funds' average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Large Company Growth Fund's, Growth and Income Fund's and Balanced Fund's average daily net assets; (1.00%) of the Small Company Growth Fund's and International Equity Fund's average daily net assets; twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds' average daily net assets; and twenty-five one-hundredths of one percent (0.25%) of the Equity Index Fund's average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and BB&T. A fee agreed to in writing from time to time by the BB&T Funds and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the Funds paid the following investment advisory fees for Funds that had operated for that entire year: the Prime Money Market Fund paid 0.26% of its average daily net assets; the U.S. Treasury Fund paid 0.31% of its average daily net assets; each of the Short-Intermediate, Intermediate U.S. Government Bond, North Carolina, Growth and Income, and Balanced Funds, after voluntary fee reductions, paid 0.50% of its average daily net assets; and each of the Small Company Growth and International Equity Funds paid 1.00% of its average daily net assets. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had operations of less than a full fiscal year. The Tax-Free Money Market Fund, Intermediate Corporate Bond Fund, Virginia Fund and Equity Index Fund had not commenced operations as of September 30, 1998.



         The persons primarily responsible for the management of each of the Variable NAV Funds of the BB&T Funds (other than the Small Company Growth and International Equity Funds which are managed by Sub-Advisers, described below), and the Funds of Funds as well as their previous business experience, are as follows:


  PORTFOLIO MANAGER                            BUSINESS EXPERIENCE
  -----------------                            -------------------


Keith F. Karlawish                  Manager of the Intermediate U.S. Government
                                    Bond Fund and Short-Intermediate Fund since
                                    September, 1994 and the Intermediate
                                    Corporate Bond Fund since its inception.
                                    From June, 1993 to September, 1994, Mr.
                                    Karlawish was Assistant Manager of the
                                    Intermediate U.S. Government Bond Fund and the Short-Intermediate Fund. From September,
                                    1991 to June, 1993, he was a Financial
                                    Analyst Team Leader for Branch Banking and
                                    Trust Company. Mr. Karlawish earned a B.S.
                                    in Business Administration from the
                                    University of Richmond, an MBA from the
                                    University of North Carolina at Chapel Hill, and is a Chartered Financial Analyst.


Richard B. Jones                    Manager of the Growth and Income Fund since
                                    February 1, 1993. Since 1987, Mr. Jones has been a portfolio manager in the BB&T Trust
                                    Division. He is a Chartered Financial
                                    Analyst and holds a B.S. in Business
                                    Administration from Miami (Ohio) University and an MBA from Ohio State University.

David R. Ellis                      Manager of the Balanced Fund since its
                                    inception and Manager of the Funds of Funds since inception. Since 1986, Mr. Ellis has been a portfolio manager in the BB&T Trust
                                    Division. He holds
                                    a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill.



C. Steven Brennaman                 Manager of the North Carolina Funds since
                                    January, 1998 and manager of the South
                                    Carolina Fund and the Virginia Fund since each Fund's inception. Mr. Brennaman joined
                                    BB&T after its merger with United Carolina
                                    Bank in July, 1997. He has been a Senior
                                    Portfolio Manager with UCB since June, 1995.
                                    Mr. Brennaman holds a B.A. degree in
                                    Political Science from Mercer University and a M.S. degree in Management from Troy State
                                    University.


Daniel J. Rivera                    Manager of the Large Company Growth Fund
                                    since its inception, Mr. Rivera joined the BB&T staff in July, 1997, after BB&T's merger with United Carolina Bank. He had been Director of Investments at UCB since
                                    January, 1994. Mr. Rivera received a
                                    Bachelors degree in Languages from the
                                    Virginia Military Institute, and is a
                                    Chartered Financial Analyst.


SUB-ADVISERS



         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Sub-Adviser to the Prime Money Market Fund and the Tax-Free Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages each Fund, selects its investments and places all orders for purchases and sales of each Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's and the Tax-Free Money Market Fund's respective investment objective, policies and restrictions.


         BIMC is a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.). BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.


         As Sub-Adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund and the Tax-Free Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (0.09%) of the Prime Money Market Fund's coverage daily net assets and eleven one-hundredths of one percent (0.11%) of the Tax-Free Money Market Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T and BIMC.


         BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) serves as the Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.

         The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.

         BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business: regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI's indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.

         For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:

         FUND ASSETS                                 ANNUAL FEE
         -----------                                 ----------
         Up to $50 million                             0.50%
         Next $50 million                              0.45%
         Over $100 million                             0.40%



         BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited), serves as the Sub-Adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BlackRock International manages the Fund, selects investments and places all orders for purchases and sales of the International Equity Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the International Equity Fund's investment objective, policies and restrictions.


         BlackRock International, formed in 1996, with its primary office at 7 Castle Street, Edinburgh, Scotland, EH2 3AH, is an indirect majority-owned subsidiary of PNC Bank Corp. As of September 30, 1998, BlackRock International had approximately $1.8 billion in discretionary assets under management, including five mutual fund portfolios and three tax exempt institutional portfolios.

         For its services and expenses incurred under the Sub-Advisory Agreement, BlackRock International is entitled to a fee, payable by BB&T. The fee is computed daily and paid quarterly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets), which vary according to the level of Fund assets:


         FUND ASSETS                                 ANNUAL FEE
         -----------                                 ----------
Up to $50 million                                      0.50%
Next $50 million                                       0.45%
Over $100 million                                      0.40%


         The person primarily responsible for the management of the International Equity Fund is Gordon Anderson. Mr. Anderson has served as Managing and Investment Director of BlackRock International since 1996. Prior to joining BlackRock International, Mr. Anderson was the Investment Director of Dunedin Fund Managers Ltd. Mr. Anderson has served as the Portfolio Manager for the BlackRock Funds(sm) International Equity Portfolio since 1996.


         (" ") serves as the Sub-Adviser to the Equity Index Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, manages the Equity Index Fund, selects its investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T and in accordance with the Equity Index Fund's investment objective, policies and restrictions.

[ADD Description of Sub-Adviser]



For its services and expenses incurred under the Sub-Advisory Agreement, ____ is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of _____ of one percent (0.___%) of the Equity Index Fund's average daily net assets.


ADMINISTRATOR AND DISTRIBUTOR


         BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the BB&T Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the BB&T Funds' Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.



         The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the BB&T Funds and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the Funds paid the following Administration fees (as a percentage of each Fund's average daily net assets): 0.20% for each of the Intermediate U.S. Government Bond, the Growth and Income, the Balanced, the Small Company Growth and the International Equity Funds; 0.17 for the Short-Intermediate Fund; 0.15% for the U.S. Treasury and the North Carolina Funds; and 0.11% for the Prime Money Market Fund. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had operations of less than a full fiscal year.

EXPENSES


         BB&T and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the BB&T Funds' Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


         For the fiscal year ended September 30, 1998, each Fund's total operating expenses for Trust Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 0.55%; U.S. Treasury
Fund: 0.61%; Short-Intermediate Fund: 0.81%; Intermediate U.S. Government Bond
Fund: 0.84%; North Carolina Fund: 0.81%; South Carolina Fund: 0.88%; Growth and Income Fund: 0.85%; Balanced Fund: 0.92%; Large Company Growth Fund: 1.06%; Small Company Growth Fund: 1.61%; and International Equity Fund: 1.50%. Absent fee waivers by the Adviser and Administrator, these operating expenses would have been: Prime Money Market Fund: 0.91%; U.S. Treasury Fund: 0.76%; Short-Intermediate Fund: 0.94%; Intermediate U.S. Government Bond Fund: 0.94%; North Carolina Fund: 0.98%; South Carolina Fund: 1.39%; Growth and Income Fund:
1.09%; and Balanced Fund: 1.16%. Large Company Growth Fund: 1.30%; and International Equity Fund: 1.51%.

         The organizational expenses of the Prime Money Market Fund, the South Carolina Fund, the Large Company Growth Fund, the Funds of Funds and the International Equity Fund have been capitalized and are being amortized in the first two years of each such Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


         BB&T, BIMC, BFMI, and BlackRock International each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the BB&T Funds contemplated by its investment advisory agreement with the BB&T Funds and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the BB&T Funds. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T, BIMC, BFMI, and BlackRock International could continue to perform such services for the BB&T Funds. See

"MANAGEMENT OF BB&T FUNDS --Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN


         The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the BB&T Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.


PORTFOLIO BROKERAGE


         When placing orders for the BB&T Funds' securities transactions, BB&T or a Fund's respective Sub-Adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or a Fund's respective Sub-Adviser may use a qualified affiliated broker or dealer of BB&T to execute the BB&T Funds' transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


                               GENERAL INFORMATION


DESCRIPTION OF THE BB&T FUNDS AND ITS SHARES



         The BB&T Funds were organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The BB&T Funds have an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into eighteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Intermediate Corporate Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Tax-Free Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Equity Index Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares:
Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund, are not offering Class B Shares and the Equity Index Fund is not offering Class A Shares or Class B

Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class.


         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the BB&T Funds or such Fund.



         Overall responsibility for the management of the BB&T Funds is vested in the Board of Trustees. See "MANAGEMENT OF BB&T FUNDS --Trustees of the BB&T Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the BB&T Funds and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.



         Although the BB&T Funds are not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the BB&T Funds' outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the BB&T Funds. Shareholder inquiries should be directed to the Secretary of the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219.



         As of February 18, 1999, BB&T owned of record substantially all of the Trust Shares of each of the Funds and held voting or investment power with respect to over 90% of the Trust Shares of each of the Funds, respectively. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of each of the Funds within the meaning of the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT


         Bank of New York serves as the Custodian for the International Equity Fund. Firststar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for all other Funds of the BB&T Funds.



         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the BB&T Funds.


OTHER CLASSES OF SHARES


         In addition to Trust Shares, the BB&T Funds also offers Class A and Class B Shares of each Fund. Class A Shares are offered to the general public at net asset value plus an applicable sales charge. Class B shares are offered to the general public at net asset value without a sales charge when purchased, but are subject to a sales charge if a Shareholder redeems them prior to the sixth anniversary of purchase. Class A and Class B Shares are also subject to a Distribution and Shareholder Services Plan fee. As of the date of this Prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, and the Virginia Fund and Class A Shares and Class B Shares were not being offered in the Equity Index Fund.


PERFORMANCE INFORMATION


         From time to time, the Prime Money Market Fund's , the U.S. Treasury Fund's, and the Tax-Free Money Market Fund's annualized "yield" and "effective yield" and total return for Trust Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of the Prime Money Market Fund and the U.S. Treasury Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the BB&T Funds and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


         Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         From time to time performance information of a Variable NAV Fund and the Funds of Funds showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. In addition, tax equivalent yield may be presented in advertisements, sales literature and shareholder reports of the North Carolina Fund, the South Carolina Fund, and the Virginia Fund. Average annual total return will be calculated for the period since the establishment of a Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for a Variable NAV Fund or for a Fund of Funds earned during a recent 30-day period by the Fund's per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.



         The North Carolina Fund, the South Carolina Fund, and the Virginia
Fund may also advertise their tax equivalent yield, which reflects the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the North Carolina Fund, the South Carolina Fund, or the Virginia Fund.


         Each Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

         The Variable NAV Funds and the Funds of Funds may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. Each of the Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution and Shareholder

Services Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A or Class B Shares for the same period.


         Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper , Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.



         Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the BB&T Funds' performance information.



         Further information about the performance of each Fund of the BB&T Funds is contained in the BB&T Funds' annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.


MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.


         Inquiries regarding the BB&T Funds may be directed in writing to the BB&T Funds at the following address -- the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601

                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   DISTRIBUTOR
                             BISYS Fund Services LP
                                3435 Stelzer Road
                               Columbus, OH 43219

                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219


                                    AUDITORS
                                    KPMG LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                              CROSS REFERENCE SHEET

                            PROSPECTUS FOR BB&T FUNDS

                            SMALL COMPANY GROWTH FUND
                                  TRUST SHARES


Part A Item                                Prospectus Caption
-----------                                ------------------

Cover Page.............................    Cover Page

Financial
   Highlights..........................    Selected Per Share Data and Ratios;
                                           Performance

Synopsis...............................    Fee Table

General Description
   of Registrant.......................    BB&T  Funds ; Investment Objective
                                           and Policies; Investment Restrictions;
                                           General Information - Description of
                                           the BB&T Funds and Its Shares

Management of the Funds ...............    Management of BB&T   Funds  ;
                                           General Information - Custodian and
                                           Transfer Agent

Capital Stock and
   Other Securities....................    BB&T   Funds  ; How to Purchase and
                                           Redeem Shares; Dividends and Taxes;
                                           General Information - Description of
                                           the BB&T Funds and Its Shares;
                                           General Information - Miscellaneous

Purchase of Securities
   Being Offered.......................    Valuation of Shares; How to Purchase
                                           and Redeem Shares

Redemption or Repurchase...............    How to Purchase and Redeem  Shares

Legal Proceedings......................    Inapplicable

                            SMALL COMPANY GROWTH FUND


                                  TRUST SHARES


                        BRANCH BANKING AND TRUST COMPANY
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                          PROSPECTUS DATED MAY 17, 1999

                                TABLE OF CONTENTS


                                                                        PAGE

Prospectus Summary..................................................
Fee Table...........................................................
  BB&T Funds........................................................
Financial Highlights................................................
Investment Objective and Policies...................................
Investment Restrictions.............................................
Valuation of Shares.................................................
How to Purchase and Redeem Shares...................................
Dividends and Taxes.................................................
Management of BB&T   Funds..........................................
General Information.................................................











         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BB&T FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BB&T FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   BB&T FUNDS


                         BB&T SMALL COMPANY GROWTH FUND

3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


         THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") is a separate investment fund of the BB&T Funds , an open-end management investment company offering to the public eighteen separate investment funds (each a "Fund"). Each Fund of the BB&T Funds offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds, (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds. The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds.


         The BB&T Small Company Growth Fund seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.


         This Prospectus relates to the Trust Shares of the Small Company Growth Fund, which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, BB&T Funds also offers Class A and Class B Shares of the Small Company Growth Fund, which are offered to the general public. Additional information about each of the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class A and Class B Shares are available upon request without charge by writing to the BB&T Funds or by calling the BB&T Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about the Small Company Growth Fund's Trust Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


         SHARES OF THE BB&T FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING

AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          Prospectus dated May 17, 1999

                               PROSPECTUS SUMMARY


The Small Company
 Growth Fund                      This prospectus relates to only the Trust
                                  Shares of the Small Company Growth Fund, one
                                  class of a separately managed portfolio of
                                  BB&T Funds. BB&T Funds, a Massachusetts
                                  business trust, is an open-end management
                                  investment company which currently consists of
                                  eighteen separately managed portfolios (each a
                                  "Fund"). The Small Company Growth Fund offers
                                  to the public three classes of Shares: Class
                                  A, Class B and Trust Class.

Investment Objective and
  Policies The Small Company Growth Fund seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

Investment                        Risks The Small Company Growth Fund's
                                  performance may change daily based on many
                                  factors including interest rate levels, the
                                  quality of the obligations in the Fund's
                                  portfolio, and market conditions.

Offering                          Price The public offering price of the Small
                                  Company Growth Fund is equal to its net asset value per Trust Share. (See "HOW TO PURCHASE
                                  AND REDEEM SHARES--Purchases of Trust
                                  Shares.")

Minimum Purchase                  No minimum purchase applies to purchases of
                                  Trust Shares.

Investment Adviser                Branch Banking and Trust Company ("BB&T"),
                                  Raleigh, North Carolina.

Investment Sub-Adviser            BlackRock Financial Management, Inc.,
                                  Philadelphia, Pennsylvania ("BFMI" or the
                                  "Sub-Adviser")

Dividends                         The Small Company Growth Fund declares and
                                  pays dividends quarterly.

Distributor                       BISYS Fund Services LP, Columbus, Ohio.

                                   BB&T FUNDS



         BB&T Funds is an open-end management investment company. The BB&T Funds consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds. The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares.

                                    FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Small Company Growth Fund will bear, either directly or indirectly.

                                                                      SMALL
                                                                     COMPANY
                                                                   GROWTH FUND
                                                                   -----------

                                                                      TRUST
                                                                      CLASS
                                                                      -----

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)                           0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of offering price)                0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                                     0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                                      0%
Exchange Fee                                                          $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
Management Fees                                                        1.00%
12b-1 Fees                                                                0%
Other Expenses                                                         0.61%
                                                                      ----
Total Fund Operating Expenses                                          1.61%
                                                                      ====

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES-- Redemption by Telephone.")

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Small Company Growth Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                           1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                           ------    -------    -------   --------

Small Company Growth Fund                  $ 16       $ 51       $ 88       $191

         Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

         The purpose of the table above is to assist a potential investor in the Fund in understanding the various costs and expenses that an investor in the Trust Shares of the Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T FUNDS " for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The table below sets forth financial highlights concerning the investment results for the Small Company Growth Fund for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG LLP, independent auditors for the BB&T Funds, whose report thereon, insofar as it relates to each of the years or periods indicated herein is included in the Statement of Additional Information.



         Information regarding the Class A and Class B Shares can be obtained in a separate prospectus by writing to the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                            SMALL COMPANY GROWTH FUND


                                                          FOR THE YEAR      FOR THE YEAR      FOR THE YEAR        12/07/94
                                                              ENDED            ENDED              ENDED              TO
                                                            09/30/98         09/30/97           09/30/96         09/30/95(a)
                                                            --------         --------           --------         -----------
                                                           TRUST CLASS      TRUST CLASS        TRUST CLASS       TRUST CLASS
                                                           -----------      -----------        -----------       -----------

NET ASSET VALUE, BEGINNING OF PERIOD                       $    23.52        $    21.18        $    14.57        $    10.00
                                                           ----------        ----------        ----------        ----------

INVESTMENT ACTIVITIES
  Net investment loss                                           (0.20)            (0.11)            (0.17)            (0.07)
  Net realized and unrealized gains on investments              (5.32)             2.47              6.78              4.64
                                                           ----------        ----------        ----------        ----------

         Total from Investment Activities                       (5.52)             2.36              6.61              4.57
                                                           ----------        ----------        ----------        ----------
DISTRIBUTIONS
  In excess of net realized gains                               (0.31)            (0.02)               --                --
                                                           ----------        ----------        ----------        ----------
         Total Distributions                                    (0.31)            (0.02)               --                --
                                                           ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF PERIOD                             $    17.69        $    23.52        $    21.18        $    14.57
                                                           ==========        ==========        ==========        ==========
Total Return                                                   (23.62%)           11.17%            45.37%            45.70%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                          $   65,180        $   58,660        $   36,373        $   16,962
  Ratio of expenses to average net assets                        1.61%             1.64%             1.79%             2.33%(c)
  Ratio of net investment loss to average net assets            (1.11%)           (1.04)%           (1.00)%           (1.34)%(c)
  Ratio of expenses to average net assets*                       1.61%             1.64%             1.79%             2.24%(c)
  Ratio of net investment loss to average net assets*           (1.11%)           (1.04)%           (1.00)%           (1.43)%(c)

Portfolio Turnover(d)                                          157.44%            80.66%            71.62%            46.97%



---------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       INVESTMENT OBJECTIVES AND POLICIES

THE SMALL COMPANY GROWTH FUND

         The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."

         Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.

         Depending upon the performance of the portfolio investments of the Small Company Growth Fund the net asset value per Share of the Fund will fluctuate.

SPECIFIC INVESTMENT POLICIES

         The following is a description of certain permitted investments for the Small Company Growth Fund. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

         Securities held by the Small Company Growth Fund may be subject to repurchase agreements. The Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if the Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. The Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by the Fund's Sub-Adviser. Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of the Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

         In accordance with the investment restrictions described below, the Small Company Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. The Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

WHEN-ISSUED SECURITIES

         The Small Company Growth Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous. The Small Company Growth Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

SHORT-TERM OBLIGATIONS


         The Small Company Growth Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("Rating Agencies") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation ("S&P") and "P-1" or "P-2" by Moody's Investors Services, Inc.) ("Moody's"), or (ii) do not possess a rating (i.e., are unrated) but are determined by BFMI (formerly PNC Equity Advisors Company) to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.


         The Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BFMI, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Fund's attempts to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

         The Small Company Growth Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements. The types of U.S. Government Securities in which the Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit

Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

         The Small Company Growth Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

COLLATERALIZED MORTGAGE OBLIGATIONS

         The Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.






         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the BB&T Funds' Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


         Unless stated otherwise, the Fund will limit its investment in CMOs to 25% of the value of its total assets.


DETERMINING THE MATURITY OF CERTAIN DEBT SECURITIES



         Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

COMMERCIAL BONDS

         The Small Company Growth Fund may invest up to 35% of its total assets in bonds, notes and debentures of a wide range of U.S. corporate issuers. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds, notes and debentures in which the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).


         The Small Company Growth Fund will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by a Rating Agency (for example, at least A by Moody's or S&P), or, if unrated, which BFMI deems to be of comparable quality. The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category, the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BFMI such investment is considered appropriate under the circumstances.


OPTIONS AND FUTURES CONTRACTS

         To the extent consistent with its investment objective, the Small Company Growth Fund may engage in writing call options from time to time as BFMI deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, the Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.

         To the extent consistent with its investment objective, the Small Company Growth Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, the Small Company Growth Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of the Fund's contracts may equal or exceed 100% of its total assets, although the Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate the Small Company Growth Fund at maturity to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         The Small Company Growth Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if the Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

FOREIGN INVESTMENTS

         The Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. The Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

         Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Small Company Growth Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations. Special tax considerations apply to foreign securities.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Small Company Growth Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         On January 1, 1999, the European Monetary Market Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.

         The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions are adequate; whether exchange rates for existing currencies and the euro are adequately established; and whether suitable clearing and settlement systems for the euro are in operation. These and other factors may cause market disruptions and could adversely affect the value of certain foreign securities held by the Small Company Growth Fund.


         The introduction of the euro is expected to impact European capital markets in ways that are impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries--present and future--may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


OTHER INVESTMENT PRACTICES


         For liquidity purposes, the Small Company Growth Fund may invest in money market funds. The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund and the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T FUNDS"--"Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from the Fund by an amount equal to their service fees from the Prime Money Market Fund and the U.S. Treasury Fund that are attributable to the Fund investments. BB&T and the

Administrator will promptly forward such fees to the Fund. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Fund's investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.


         In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or the Fund's Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for the BB&T Funds. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While the Fund will not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will restrict its securities lending to 33 1/3% of its total assets.


         In order to generate income, the Small Company Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what BFMI believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.


RESTRICTED SECURITIES


         The Small Company Growth Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         The Small Company Growth Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with

Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as BFMI determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


CONVERTIBLE SECURITIES



         The Small Company Growth Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See the Statement of Additional Information for further discussion of convertible securities.


STANDARD & POOR'S DEPOSITORY RECEIPTS

         The Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by the Fund only within the limits prescribed under the 1940 Act.

PORTFOLIO TURNOVER

         The Portfolio turnover rate for the Small Company Growth Fund was 157.44% in the fiscal year ended September 30, 1998. The portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund and may result in higher levels of taxable realized gains (including short-term capital gains which generally are taxed at ordinary income tax rates) to the Fund's shareholders. See "DIVIDENDS AND TAXES."

YEAR 2000

         The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The BB&T Funds' principal service providers are taking steps the BB&T Funds believes are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the BB&T Funds' business and have a material adverse impact on the BB&T Funds' operations. In addition, year 2000 issues could have a negative effect on the portfolio securities in which the Funds invest, thereby affecting the performance of the Funds.


                             INVESTMENT RESTRICTIONS

         The Small Company Growth Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Fund (see "GENERAL INFORMATION--Miscellaneous").

         The Small Company Growth Fund may not:

                  1. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.


                               VALUATION OF SHARES

         The net asset value of the Small Company Growth Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in the Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.


         The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the BB&T Funds believes accurately reflects fair value. For further information about the valuation of investments, see the Statement of Additional Information.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


         Shares are sold on a continuous basis by the BB&T Funds' Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the BB&T Funds at (800) 228-1872.


PURCHASES OF TRUST SHARES

         Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking and Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.


         Shares of the BB&T Funds sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.



         Trust Shares of the Fund are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the BB&T Funds in connection with the purchase of the Fund's Trust Shares. There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.


         Purchases of Trust Shares of the Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for the Fund received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.

         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Fund. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

         The BB&T Funds reserves the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.


EXCHANGE PRIVILEGE

         Trust Shares of the Small Company Growth Fund may be exchanged for Trust Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares may not be exchanged for Class B Shares.


         The BB&T Funds does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.


         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.


         A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The BB&T Funds reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.



         The BB&T Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the BB&T Funds has established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

         Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


         A written request for redemption must be received by the BB&T Funds in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.


REDEMPTION BY TELEPHONE


         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the BB&T Funds at (800) 228-1872. If not selected on the Account

Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the BB&T Funds' transfer agent, BB&T or the BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the BB&T Funds.


PAYMENTS TO SHAREHOLDERS


         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.



         At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the BB&T Funds may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The BB&T Funds intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the BB&T Funds may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the BB&T Funds may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the BB&T Funds' responsibilities under the 1940 Act.

                               DIVIDENDS AND TAXES

         The Small Company Growth Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, the Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

         Dividends received by a Shareholder of the Small Company Growth Fund that are derived from the Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from the Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

         The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed dividends on Class B Shares as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.

         Net realized capital gains, if any, are distributed at least annually to Shareholders of record. The Small Company Growth Fund declares and pays dividends quarterly.

         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

         Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Small Company Growth Fund, and so designated by the Fund, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

         Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in the Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in the Fund with specific reference to their own tax situation.



                            MANAGEMENT OF BB&T FUNDS



TRUSTEES OF THE  BB&T FUNDS



         Overall responsibility for management of the BB&T Funds rests with the Board of Trustees of the BB&T Funds, who are elected by the Shareholders of the BB&T Funds. There are currently five Trustees, two of whom are "interested persons" of the BB&T Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the BB&T Funds to supervise actively its day-to-day operations. The Trustees of the BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:


                             POSITION(S) HELD         PRINCIPAL OCCUPATION
NAME AND ADDRESS             WITH THE BB&T FUNDS      DURING PAST 5 YEARS
----------------             -------------------      -------------------

*Walter B. Grimm             Chairman of the Board    From June 1992 to present,
3435 Stelzer Road                                     employee of BISYS Fund Services.
Columbus, OH  43219
Age:  53

William E. Graham, Jr.       Trustee                  From January 1994 to present,
 1 Hannover Square                                    Counsel, Hunton & Williams; from
Fayetteville Street Mall                              1985 to December, 1993, Vice
P.O. Box 109                                          Chairman, Carolina Power & Light
Raleigh, NC  27602                                    Company
Age:  69

Thomas W. Lambeth            Trustee                  From 1978 to present, Executive
101 Reynolda Village                                  Director, Z. Smith Reynolds
Winston-Salem, NC  27106                              Foundation
Age:  64

*W. Ray Long                 Trustee                  Retired; Executive Vice President,
605 Blenheim Drive                                    Branch Banking and Trust Company
Raleigh, NC  27612                                    from 1974 to 1998
Age:  64

Robert W. Stewart            Trustee                  Retired; Chairman and Chief
201 Huntington Road                                   Executive Officer of Engineered
Greenville, SC  29615                                 Custom Plastics Corporation from
Age:  66                                              1969 to 1990



* Indicates an "interested person" of the BB&T Funds as defined in the 1940 Act.



         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee. The officers of the BB&T Funds (see the Statement of Additional Information) receive no compensation directly from the BB&T Funds for performing the duties of their offices. BISYS Fund Services receives fees from the BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the BB&T Funds for acting as Transfer Agent and for providing fund accounting services to the BB&T Funds. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER

         BB&T is the Investment Adviser of the Small Company Growth Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North

Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.


         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.



         Under an investment advisory agreement between the BB&T Funds and BB&T, the fee payable to BB&T by the Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of one percent (1.00%) of the Small Company Growth Fund's average daily net assets; or
(b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and BB&T. A fee agreed to in writing from time to time by the BB&T Funds and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the Small Company Growth Fund paid as investment advisory fees 1.00% of its average daily net assets.


SUB-ADVISER



         BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) serves as the Sub- Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.


         The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth

Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.


         BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business: regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800's. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI's indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.


         For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:

         FUND ASSETS                        ANNUAL FEE
         -----------                        ----------

         Up to $50 million                  0.50%
         Next $50 million                   0.45%
         Over $100 million                  0.40%

ADMINISTRATOR AND DISTRIBUTOR


         BISYS Fund Services is the administrator for the Small Company Growth Fund and also acts as the BB&T Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the BB&T Funds' Board of Trustees. BISYS Fund Services is wholly-owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


         The Administrator generally assists in all aspects of the Small Company Growth Fund's administration and operation. Under a management and administration agreement between the

BB&T Funds and the Administrator, the fee payable by the Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



         For the fiscal year ended September 30, 1998, the Small Company Growth Fund paid administration fees of 0.20% of its average daily net assets.


EXPENSES


         BB&T and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Small Company Growth Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of the Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the BB&T Funds' Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


         For the fiscal year ended September 30, 1998, the Small Company Growth Fund's total operating expenses for Trust Shares were 1.61% of its average daily net assets.

BANKING LAWS


         BB&T and BFMI each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the BB&T Funds contemplated by its investment advisory agreement with the BB&T Funds and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the BB&T Funds. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and BFMI could continue to perform such services for the BB&T Funds. See "MANAGEMENT OF BB&T FUNDS -- Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN

         The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Fund within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

PORTFOLIO BROKERAGE


         When placing orders for the BB&T Funds' securities transactions, BB&T or the Small Company Growth Fund's Sub-Adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or the Fund's Sub-Adviser may use a qualified affiliated broker or dealer of BB&T to execute the BB&T Funds' transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.



                               GENERAL INFORMATION


DESCRIPTION OF THE  BB&T FUNDS AND ITS SHARES



         The BB&T Funds was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The BB&T Funds has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into eighteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Intermediate Corporate Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax- Free Bond Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Prime Money Market Fund, the BB&T Tax-Free Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T

International Equity Fund, the BB&T Equity Index Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund and the Virginia Fund are not offering Class B Shares and the Equity Index Fund is not offering Class A or Class B Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class.


         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the BB&T Funds or such Fund.



         Overall responsibility for the management of the BB&T Funds is vested in the Board of Trustees. See "MANAGEMENT OF BB&T FUNDS --Trustees of the BB&T Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the BB&T Funds and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.



         Although the BB&T Funds is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the BB&T Funds' outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the BB&T Funds. Shareholder inquiries should be directed to the Secretary of the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219.



         As of February 18, 1999 BB&T owned of record substantially all of the Trust Shares of the Small Company Growth Fund and held voting or investment power with respect to more than 95% of the Trust Shares of the Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the Fund within the meaning of the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT


         Firststar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Small Company Growth Fund.



         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the BB&T Funds.


OTHER CLASSES OF SHARES

         In addition to Trust Shares, the Small Company Growth Fund also offers Class A and Class B Shares. Class A Shares are offered to the general public at net asset value plus an applicable sales charge. Class B shares are offered to the general public at net asset value without a sales charge when purchased, but are subject to a sales charge if a Shareholder redeems them prior to the sixth anniversary of purchase. Class A and Class B Shares are also subject to a Distribution and Shareholder Services Plan fee.

PERFORMANCE INFORMATION

         From time to time performance information of the Small Company Growth Fund showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for the Fund earned during a recent 30-day period by its per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.

         The Small Company Growth Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

         The Small Company Growth Fund may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by the Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. The Fund does not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution and Shareholder Services Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A or Class B Shares for the same period.

         Investors may also judge the performance of the Small Company Growth Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.


         Information about the performance of the Small Company Growth Fund is based on its record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in the Fund are not reflected in the BB&T Funds' performance information.



         Further information about the performance of the Small Company Growth Fund is contained in the BB&T Funds' annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.


MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of the Small Company Growth Fund and annual financial statements audited by independent public accountants.

         Inquiries regarding the Small Company Growth Fund may be directed in writing to the BB&T Funds at the following address -- the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601


                                  SUB-ADVISER


                      BlackRock Financial Management, Inc.
                         1600 Market Street, 27th Floor
                             Philadelphia, PA 19103

                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   DISTRIBUTOR
                             BISYS Fund Services LP
                                3435 Stelzer Road
                               Columbus, OH 43219

                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                                    KPMG LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                              CROSS REFERENCE SHEET


                            PROSPECTUS FOR BB&T FUNDS

                         U.S. TREASURY MONEY MARKET FUND
                             PRIME MONEY MARKET FUND
                           TAX-FREE MONEY MARKET FUND
                        CLASS A, CLASS B AND TRUST SHARES

Part A Item                                                       Prospectus Caption

Cover Page....................................................    Cover Page

Financial

   Highlights.................................................    Selected Per Share Data and Ratios;
                                                                  Performance

Synopsis......................................................    Fee Table


General Description

   of Registrant..............................................    BB&T  Funds; Investment Objective

                                                                  and Policies; Investment Restrictions;
                                                                  General Information - Description of
                                                                  the BB&T Funds and Its Shares

Management of

     THE Funds................................................    Management of the BB&T Funds;
                                                                  General Information - Custodian and
                                                                  Transfer Agent
Capital Stock and

   Other Securities...........................................    BB&T Funds; How to Purchase and
                                                                  Redeem Shares; Dividends and Taxes;
                                                                  General Information - Description of
                                                                  the BB&T Funds and Its Shares;
                                                                  General Information - Miscellaneous

Purchase of Securities
   Being Offered..............................................    Valuation of Shares; How to Purchase
                                                                  and Redeem Shares

Redemption or Repurchase......................................    How to Purchase and Redeem  Shares

Legal Proceedings.............................................    Inapplicable

                         U.S. Treasury Money Market Fund

                             Prime Money Market Fund


                        Tax-Free Money Market Fund


                                 Class A Shares

                                 Class B Shares

                                  Trust Shares


                        Branch Banking and Trust Company
                               Investment Adviser


                               BISYS Fund Services
                          Administrator and Distributor


                          Prospectus dated May 17, 1999

                                TABLE OF CONTENTS


                                                                                                            Page
                                                                                                            ----
Prospectus Summary......................................................................................
BB&T Funds..............................................................................................

Fee Table...............................................................................................
  Financial Highlights..................................................................................
Investment Objectives and Policies......................................................................
Investment Restrictions.................................................................................
Valuation of Shares.....................................................................................
How to Purchase and Redeem Shares.......................................................................
Dividends and Taxes.....................................................................................
Management of the BB&T   Funds..........................................................................
General Information.....................................................................................

















         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BB&T FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE BB&T FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   BB&T FUNDS


3435 Stelzer Road                                  For current yield, purchase,
Columbus, Ohio 43219                                and redemption information,
Investment Adviser: Branch Banking                          call (800) 228-1872
and Trust Company ("BB&T")                          TDD/TTY call (800) 300-8893


         THE BB&T FUNDS is an open-end management investment company offering to the public eighteen separate investment funds (each, a "Fund"). Each Fund of the BB&T Funds offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds. The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds.

         THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

      THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

      THE BB&T TAX-FREE MONEY MARKET FUND (the "Tax-Free Money Market Fund") seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal. The Tax-Free Money Market Fund seeks to achieve this objective by investing substantially all of its assets in short-term tax-exempt obligations issued by state and local governments.


         This Prospectus relates to Class A Shares (formerly the Investor Shares) and Class B Shares, which are offered to the general public, and to Trust Shares which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity.


         This Prospectus relates only to the U.S. Treasury Fund , the Prime Money Market Fund, and the Tax-Free Money Market Fund (each a "Money Market Fund"). Interested persons who wish to obtain a copy of the prospectuses of the BB&T Short-Intermediate U.S.

Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, The BB&T Virginia Intermediate Tax-Free Fund, the BB&T Intermediate Corporate Bond Fund (collectively, the "Fixed Income Funds"), the BB&T Growth and Income Stock Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T Large Company Growth Fund, the BB&T International Equity Fund, THE BB&T EQUITY INDEX FUND, (collectively, the "Equity Funds"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund and the BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds") may contact the Distributor at the telephone number shown above.



         Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by writing to the BB&T FUNDS or by calling the BB&T FUNDS at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



         This Prospectus sets forth concisely the information about U.S. Treasury FUND, THE Prime Money Market FUND, AND THE TAX-FREE MONEY MARKET FUND that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.



         AN INVESTMENT IN THE U.S. TREASURY FUND , THE PRIME MONEY MARKET FUND, AND THE TAX-FREE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE


         SHARES OF THE BB&T FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 17, 1999.

                               PROSPECTUS SUMMARY


BB&T Funds                          The BB&T Funds, a Massachusetts business trust, is an
                                    open-end management investment company which currently
                                    consists of eighteen separately managed portfolios (each a
                                    "Fund").  Three of the Funds (the "Funds of Funds"), offer
                                    Shareholders a professionally-managed investment program by
                                    purchasing shares of other Funds of the   BB&T Funds.  The
                                    remaining   fifteen Funds primarily invest in securities of issuers
                                    unrelated to the   BB&T Funds.  This prospectus relates to the
                                    U.S. Treasury   Fund, the Prime Money Market   Fund, and
                                    the Tax-Free Money Market Fund only (each a "Money Market
                                    Fund.")  Each Fund is authorized to offer three classes of Shares:
                                    Class A, Class B and Trust Class.  Shareholders investing
                                    directly in Class B Shares of the U.S. Treasury Fund, the
                                    Prime Money Market Fund, or the Tax-Free Money Market
                                    Fund as opposed to Shareholders obtaining Class B Shares upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares will be withdrawn from the
                                    RESPECTIVE Fund within two years of purchase.

Investment Objective and            THE U.S. TREASURY FUND seeks current income with liquidity
Policies                            and stability of principal through investing exclusively in short-term obligations issued or guaranteed
                                    by the U.S. Treasury, some of which may be
                                    subject to repurchase agreements.

                                    THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

                                    THE TAX-FREE MONEY MARKET FUND seeks as high a level of
                                    current interest income exempt from federal income tax as is consistent with stability of principal.

Investment Risks                    Each Money Market Fund's performance may change daily based on many factors including interest rate levels, the characteristics of the obligations in each Money Market Fund's portfolio, and market conditions.  The Prime Money Market Fund may invest in

                                    U.S. dollar-denominated instruments of foreign issuers or
                                    municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S.
                                    investments. (See "Foreign Investments.")

Offering Price                      The public offering price of the Class A Shares, Class B
                                    Shares and Trust Shares of the U.S. Treasury Fund, the Prime
                                    Money Market Fund, and the Tax-Free Money Market Fund is equal to that class' net asset value per Share, which each Money
                                    Market Fund will seek to maintain at $1.00.

Maximum Purchase                    For Class A Shares there is no maximum purchase. For Class B
                                    Shares the maximum purchase is $250,000. (See "HOW TO PURCHASE AND
                                    REDEEM SHARES -- Purchases of Trust Shares and Class A and Class B
                                    Shares.")

Minimum Purchase                    For Class A Shares and Class B Shares, there is a $1000
                                    minimum initial purchase with no minimum investment for
                                    subsequent purchases.  No minimum purchase applies to
                                    purchases of Trust Shares.  (See "HOW TO PURCHASE AND
                                    REDEEM SHARES--Purchases of Trust Shares and Purchases of
                                    Class A and Class B Shares.")

Investment Adviser                  Branch Banking and Trust Company ("BB&T"  or the
                                    "Adviser"), Raleigh, North Carolina.

Sub-Adviser                         BlackRock Institutional Management Corporation ("BIMC" OR THE
                                    "SUB-ADVISER"), Wilmington, Delaware, serves as the Sub-
                                    Adviser to the Prime Money Market Fund and the Tax-Free
                                    Money Market Fund.

Dividends                           The U.S. Treasury Fund, the Prime Money Market Fund, and the
                                    Tax-Free Money Market Fund declare dividends daily and pay such dividends monthly.

Distributor                         BISYS Fund Services LP, Columbus, Ohio.

                                   BB&T FUNDS



         The BB&T Funds is an open-end management investment company. The BB&T Funds consist of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the BB&T Funds. The remaining fifteen Funds primarily invest in securities of issuers unrelated to the BB&T Funds. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares.

                                    FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A, Class B and Trust Shares of the Money Market Funds will bear, either directly or indirectly.

                                                     U.S. TREASURY FUND                PRIME MONEY MARKET FUND
                                             CLASS A    CLASS B    TRUST CLASS    CLASS A    CLASS B    TRUST CLASS
Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on

  Purchases (as a percentage of
   offering price)                              0%         0%           0%            0%       0%         0%

Maximum Sales Load Imposed on
  Reinvested Dividends (as a

  percentage of offering price)                 0%         0%           0%            0%       0%         0%

Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,

  as applicable)                                0%         5.00%        0%            0%       5.00%      0%

Redemption Fees (as a percentage

  of amount redeemed, if applicable)(2)           0%         0%           0%            0%       0%         0%

Exchange Fee                                    $0         $0           $0            $0       $0         $0

Annual Fund Operating Expenses
  (as a percentage of net assets)

Management Fees (after voluntary fee
 reductions)                                    0.30%(3)   0.30%(3)     0.30%(3)      0.20%(3)   0.20%(3)   0.20%(3)

12b-1 Fees (after voluntary fee
 reductions)                                    0.25%(4)   1.00%           0%         0.25%(4)    1.00%        0%

Other Expenses (after voluntary fee
 reductions)                                    0.31%(5)   0.31%(5)     0.31%(5)      0.38%(5)   0.44%(5)   0.35%(5)

Total Fund Operating Expenses

  (after voluntary fee reductions)              0.86%(6)   1.61%(6)     0.61%(6)      0.83%6     1.64%(6)   0.55%(6)




                                                    TAX-FREE MONEY MARKET FUND
                                              CLASS A       CLASS B      TRUST CLASS
Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on

  Purchases (as a percentage of
   offering price)                               0%          0%            0%
                                                 ==          ==            ==
Maximum Sales Load Imposed on
  Reinvested Dividends (as a

  percentage of offering price)                  0%          0%            0%
                                                 ==          ==            ==
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,

  as applicable)                                 0%          5.00%         0%
                                                 ==          =====         ==
Redemption Fees (as a percentage

  of amount redeemed, if applicable)(2)            0%          0%            0%
                                                 ==          ==            ==
Exchange Fee                                     $0          $0            $0
                                                 ==          ==            ==
Annual Fund Operating Expenses
  (as a percentage of net assets)

Management Fees (after voluntary fee
 reductions)                                     0.20%(3)    0.20%(3)        0.20%(3)

12b-1 Fees (after voluntary fee
 reductions)                                     0.25%(4)    1.00%              0%
                                                 ======      =====         =======
Other Expenses (after voluntary fee
 reductions)                                     0.45%(5)    0.45%(5)        0.45%(5)

Total Fund Operating Expenses
  (after voluntary fee reductions)               0.90%(6)    1.65%(6)        0.65%(6)

1 A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares and Purchases of Class A and Class B Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

2 A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM
     SHARES--Redemption by Telephone.")


3 Branch Banking and Trust Company ("BB&T") has agreed with the BB&T Funds to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for the Trust Shares, Class A Shares and Class B Shares of the U.S. Treasury Money Market Fund, Prime Money Market Fund, and Tax-Free Money Market Fund would be 0.40%.



4 BISYS Fund Services has agreed with the BB&T Funds to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be 0.50% for Class A Shares for each Money Market Fund. (See "MANAGEMENT OF BB&T FUNDS--Distributor.")



5 Absent voluntary fee reductions, "Other Expenses" as a percentage of average daily net assets would be 0.53% for Class A Shares, 0.59% for Class B Shares and 0.51% for Trust Shares of the Prime Money Market Fund, 0.36% for class A shares, Class B Shares, and Trust Shares of the U.S. Treasury Money Market Fund, AND 0.50% for Class A Shares, Class B Shares and Trust Shares of the Tax-Free Market Fund. "Other Expenses" for the Tax-Free Money Market Fund are based on estimated amounts for the current fiscal year.



6 As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory fees, distribution and/or other expenses, Total Fund Operating Expenses for Class A Shares and Class B Shares as a percentage of average daily net assets would be 1.26% and 1.76%, respectively, for the U.S. Treasury Fund, 1.43% and 1.99%, respectively, for the Prime Money Market Fund, and 1.40% and 1.90%, respectively, for the Tax-Free Money Market Fund. Absent the voluntary reduction of investment advisory fees and other expenses, Total Fund Operating Expenses for Trust Shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund would be 0.76% , 0.91%, AND 0.90%, respectively.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                          1 YEAR          3 YEARS         5 YEARS       10 YEARS
                                                          ------          -------         -------       --------
U.S. Treasury Fund                                            $6             $20            $34             $76
Prime Money Market Fund                                       $6             $18            $31             $69
Tax-Free Money Market Fund                                    $7             $21            N/A             N/A


Trust Shares are not subject to a 12b-1 fee.

You would pay the following expenses on a $1,000 investment in Class A Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                          1 YEAR          3 YEARS         5 YEARS       10 YEARS
                                                          ------          -------         -------       --------
U.S. Treasury Fund                                            $9             $27            $48            $106
Prime Money Market Fund                                       $8             $26            $46            $103
Tax-Free Money Market Fund                                    $9             $29            N/A             N/A


You would pay the following expenses on a $1,000 investment in Class B Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                     1 YEAR            3 YEARS          5 YEARS           10 YEARS
                                                     ------            -------          -------           --------
Prime Money Market Fund
   Assuming a complete
   redemption at end of period                       $67               $82              $109              $173
   Assuming no redemption                            $17               $52              $89               $173

U.S. Treasury Fund
   Assuming a complete
   redemption at end of period                       $66               $81              $108              $171
   Assuming no redemption                            $16               $51              $88               $171

Tax-Free Money Market Fund
   Assuming a complete
   redemption at end of period                       $67               $82              n/a               n/a
   Assuming no redemption                            $17               $52              n/a               n/a

   The purpose of the tables above is to assist a potential investor in a Money Market Fund in understanding the various costs and expenses that an investor in the Class A, Class B or Trust Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T FUNDS" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


   The tables below sets forth financial highlights concerning the investment results for the U.S. Treasury Fund and the Prime Money Market Fund for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG LLP, independent auditors for the BB&T Funds, whose report thereon, insofar as it relates to each of the most recent five years or periods indicated herein is included in the Statement of Additional Information. The Tax-Free Money Market Fund had not commenced operations as of September 30, 1998.


   The Class A Shares (formerly the Investor Shares) and Trust Shares of the U.S. Treasury Fund effectively were operated as a single class of shares from the commencement of operations of the Fund until January 31, 1993. On February 1, 1993, the U.S. Treasury Fund commenced operating as a multiple class Fund and assessed Rule 12b-1 fees to Class A Shares (and not to Trust Shares) pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993.

                                                                     U.S. TREASURY MONEY MARKET FUND

                                       FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   10/05/92
                                           ENDED         ENDED        ENDED         ENDED         ENDED          TO
                                         09/30/98      09/30/97     09/30/96      09/30/95       09/30/94    09/30/93(a)
                                         --------      --------     --------      --------      ---------    ----------
                                          CLASS A      CLASS A      CLASS A         CLASS A      CLASS A       CLASS A
NET ASSET VALUE, BEGINNING OF PERIOD       $1.00        $1.00        $1.00          $ 1.00       $  1.00        $1.00
                                           -----        -----        -----          ------       -------        -----
INVESTMENT ACTIVITIES

   Net investment income                   0.046        0.044        0.044           0.047         0.027        0.026
                                           -----        -----       ------           -----       -------        -----
       Total from Investment Activities    0.046        0.044        0.044           0.047         0.027        0.026
                                           -----        -----        -----           -----       -------        -----
DISTRIBUTIONS

   Net investment income                  (0.046)      (0.044)      (0.044)         (0.047)       (0.027)      (0.026)
                                          -------      -------       -----          -------      -------       ------
       Total Distributions                (0.046)      (0.044)      (0.044)         (0.047)       (0.027)      (0.026)
                                          -------      -------       -----          -------      -------       ------
NET ASSET VALUE, END OF PERIOD             $1.00        $1.00        $1.00          $ 1.00       $  1.00      $  1.00
                                           =====        =====        =====          ======       =======      =======
   Total Return                            4.75%         4.50%        4.49%           4.81%         2.76%     2.60%(b)
RATIOS/SUPPLEMENTARY DATA:

   Net Assets, End of Period (000)        $41,478     $32,541      $27,931         $13,948       $ 1,486      $   279
   Ratio of expenses to average net
     assets                                0.86%         0.95%        0.99%           0.98%         0.94%     0.51%(c)
   Ratio of net investment income to
     average net assets                    4.65%         4.41%        4.37%           4.81%         2.89%     2.58%(c)
   Ratio of expenses to average
    net assets*                            1.26%         1.25%        1.25%           1.24%         1.32%     1.32%(c)
   Ratio of net investment income
    to average net assets*                 4.25%         4.11%        4.11%           4.55%         2.51%     1.77%(c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                                                           U.S. TREASURY MONEY MARKET FUND

                                                  FOR THE YEAR           FOR THE YEAR         01/01/96
                                                     ENDED                  ENDED                 TO
                                                   09/30/98               09/30/97            09/30/96(a)
                                                   --------               --------            ---------
                                                 CLASS B SHARES         CLASS B SHARES       CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00                  $1.00                $1.00
                                                     -----                  -----                 ----
INVESTMENT ACTIVITIES

   Net investment income                             0.039                  0.036                0.025
                                                     -----                  -----                -----
       Total from Investment Activities              0.039                  0.036                0.025
                                                     -----                  -----                -----
DISTRIBUTIONS

   Net investment income                            (0.039)                (0.036)              (0.025)
                                                    -------                 -----                -----
       Total Distributions                          (0.039)                (0.036)              (0.025)
                                                    -------                 -----                -----
NET ASSET VALUE, END OF PERIOD                       $1.00                  $1.00                $1.00
                                                     =====                  =====                =====
Total Return (excludes redemption charge)             3.97%                  3.67%             2.53%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                  $1,255                 $1,502               $1,305
   Ratio of expenses to average net assets            1.61%                  1.75%             1.75%(c)
   Ratio of net investment income to
     average net assets                               3.90%                  3.61%             3.55%(c)
   Ratio of expenses to average net assets*           1.76%                  --                   --
   Ratio of net investment income to
     average net assets*                              3.75%                  --                   --


* During the period certain fees were voluntarily reduced. If such voluntary fee restrictions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

                                                                   U.S. TREASURY MONEY MARKET FUND

                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   10/05/92
                                            ended          ended           ended          ended           ended          to
                                           09/30/98       09/30/97       09/30/96       09/30/95         09/30/94     09/30/93(a)
                                           --------       --------       --------       --------         --------     ---------
                                         Trust Class     Trust Class   Trust Class     Trust Class     Trust Class    Trust Class
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00          $1.00         $ 1.00          $ 1.00         $  1.00        $  1.00
                                             -----          -----         ------          ------         -------        -------
Investment Activities

  Net investment income                      0.049          0.046          0.046           0.050           0.030          0.027
                                             -----          -----          -----           -----         -------        -------
   Total from Investment Activities          0.049          0.046          0.046           0.050           0.030          0.027
                                             -----          -----          -----           -----         -------        -------
DISTRIBUTIONS

  Net investment income                     (0.049)        (0.046)        (0.046)         (0.050)         (0.030)        (0.027)
                                            -------        -------        -------         -------        -------        -------
   Total Distributions                      (0.049)        (0.046)        (0.046)         (0.050)         (0.030)        (0.027)
                                            -------        -------         -----           -----           -----          -----
NET ASSET VALUE, END OF PERIOD               $1.00          $1.00          $1.00          $ 1.00         $  1.00        $  1.00
                                             =====          =====          =====          ======         =======        =======
   Total Return                              5.01%          4.71%          4.74%           5.07%           3.01%        2.70%(b)
RATIOS/SUPPLEMENTARY DATA:

Net Assets, End of Period (000)            $235,796      $266,840       $205,974        $120,083         $77,464        $74,962
Ratio of expenses to average
      net assets                             0.61%          0.75%          0.75%           0.72%           0.67%        0.38%(c)
Ratio of net investment income
   to average net assets                     4.90%          4.61%          4.63%           4.97%           2.97%        2.71%(c)
Ratio of expenses to average
      net assets*                            0.76%          0.75%          0.75%           0.75%           0.83%        0.81%(c)
Ratio of net investment income
   to average net assets*                    4.75%          4.61%          4.63%           4.95%           2.82%        2.27%(c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                             PRIME MONEY MARKET FUND


                                                   10/01/97
                                                      to
                                                  09/30/98(a)
                                                  ---------
                                                    Class A
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00
                                                   --------
INVESTMENT ACTIVITIES
   Net investment income                              0.048
                                                   --------
       Total from Investment Activities               0.048
                                                   --------
DISTRIBUTIONS
   Net investment income                            (0.048)
                                                   --------
       Total Distributions                          (0.048)
                                                   --------
NET ASSET VALUE, END OF PERIOD                        $1.00
                                                   ========
   Total Return                                    4.93%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                   $3,262
   Ratio of expenses to average net
     assets                                        0.83%(c)
   Ratio of net investment income to
     average net assets                            4.83%(c)
   Ratio of expenses to average
    net assets*                                    1.43%(c)
   Ratio of net investment income
    to average net assets*                         4.23%(c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                             PRIME MONEY MARKET FUND

                                                          09/02/98
                                                             TO
                                                         09/30/98(a)
                                                         --------
                                                           CLASS B
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.000
                                                          -------
INVESTMENT ACTIVITIES
   Net investment income                                    0.003
                                                          -------
       Total from Investment Activities                     0.003
                                                          -------
DISTRIBUTIONS
   Net investment income                                   (0.003)
                                                          -------
       Total Distributions                                 (0.003)
                                                          -------
NET ASSET VALUE, END OF PERIOD                             $1.000
                                                          =======
   Total Return (excludes redemption charge)              0.32%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                           $300
   Ratio of expenses to average net
     assets                                               1.64%(c)
   Ratio of net investment income to
     average net assets                                   3.98%(c)
   Ratio of expenses to average
    net assets*                                           1.99%(c)
   Ratio of net investment income
    to average net assets*                                3.63%(c)

  * During the period certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                             PRIME MONEY MARKET FUND

                                                   10/1/97
                                                      to
                                                  09/30/98 (a)
                                                  ---------
                                                  Trust Class
Net Asset Value, Beginning of Period                $1.00
                                                   ------
INVESTMENT ACTIVITIES
  Net investment income                             0.051
                                                   ------
     Total from Investment Activities               0.051
                                                   ------
DISTRIBUTIONS
  Net investment income                             (0.051)
                                                   -------
     Total Distributions                            (0.051)
                                                   -------
NET ASSET VALUE, END OF PERIOD                       $1.00
                                                   =======
     Total Return                                   5.23% (b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                     $37,769
Ratio of expenses to average net assets             0.55% (c)
Ratio of net investment income
     to average net assets                          5.11% (c)
Ratio of expenses to average net assets*            0.91% (c)
Ratio of net investment income
     to average net assets*                         4.75% (c)

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b)   Not annualized.

(c)   Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

         All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


         All securities acquired by the Money Market Funds will be determined at the time of purchase by the BB&T Funds' Adviser or Sub-Adviser, under guidelines established by the BB&T Funds' Board of Trustees, to present minimal credit risks.



         Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where A Nationally Recognized Statistical Ratings Organization ("Rating Agency") downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.


U.S. TREASURY FUND

         The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

         The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the U.S. Treasury Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

PRIME MONEY MARKET FUND

         The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

         The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two rating agencies (e.g., "A-1" by Standard's & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Services, Inc.("Moody's")); or (2) are single rated and have received the highest short-term rating by a rating agency; or (3) are unrated, but are determined to be of comparable quality by the adviser or sub-adviser pursuant to guidelines approved by the board of trustees. see the statement of additional information for explanations of the rating systems.


         The investment objective of the Prime Money Market Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

         (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (G) securities issued or guaranteed by state or local governmental bodies; and

         (H) repurchase agreements relating to the above instruments.

         The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.


TAX-FREE MONEY MARKET FUND



         The investment objective of the Tax-Free Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.



         The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("municipal obligations"). As a fundamental policy, except during periods of unusual market conditions or during temporary defensive periods, the Tax-Free Money Market Fund will invest substantially all, but in no event less than 80%, of its total assets in municipal obligations with remaining maturities of 397 days (thirteen months) or less as determined in accordance with the rules of the SEC. The Tax-Free Money Market Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the adviser or sub-adviser suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.



         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the funds from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Tax-Free Money Market Fund and the adviser or sub-adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of municipal obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.



         The Tax-Free Money Market Fund will purchase only municipal obligations which are "eligible securities" (as defined by the SEC) and which present minimal credit risks as determined by the adviser or sub-adviser pursuant to guidelines approved by BB&T Funds' board of trustees. Eligible securities consist of the following types of securities: (I) securities that have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated rating agencies (or one rating agency if the security was rated by only one rating agency); (II) securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or (III) securities without such short-term ratings that have been determined to be of comparable quality by the adviser or sub-adviser pursuant to guidelines approved by BB&T Funds' board of trustees. The appendix to the statement of additional information includes a description of applicable ratings by rating agencies.



         The Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh Plans. Investors should consult a tax or other financial adviser to determine whether investment in the Tax-Free Money Market Fund would be appropriate.


CORPORATE AND BANK OBLIGATIONS


         To the extent consistent with their investment objectives, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund and the Tax-Free Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.



RESTRICTED SECURITIES



         The Prime Money Market Fund and the Tax-Free Money Market Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.


         The Prime Money Market Fund and the Tax-Free Money Market Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the adviser or sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


GUARANTEED INVESTMENT CONTRACTS

         The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED SECURITIES


         The Prime Money Market Fund and Tax-Free Money Market Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide a Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. A Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be advantageous. The Prime Money Market Fund's and the Tax-Free Money Market Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of their total assets absent unusual market conditions.

ASSET-BACKED SECURITIES


         The Prime Money Market Fund may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables and other lender assets, such as automobile receivables and credit-card receivables, into pools.


         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund, may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Prime Money Market Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the BB&T Funds' Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid, if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         Unless stated otherwise, the Prime Money Market Fund will limit its investment in CMOs to 25% of the value of its total assets.


Determining the Maturity of certain debt securities



         Certain debt securities such as, but not limited to, mortgage backed securities, CMOS and Asset-Backed Securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Prime Money Market Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

MUNICIPAL OBLIGATIONS

         The Tax-Free Money Market Fund invests primarily in municipal obligations. The Prime Money Market Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.


         The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.


         The two principal classifications of Municipal Obligations which may be held by the Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



         The Tax-Free Money Market Fund's Portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a Reserve Fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



         Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (I) Municipal Obligations whose issuers are in the same state and
(II) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's Assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Tax-Free Money Market Fund will be subject to the peculiar risks presented by such projects and by the laws and economic conditions relating to such states to a greater extent than it would be if its assets were not so concentrated.



PRIVATE ACTIVITY BONDS



         The Tax-Free Money Market Fund may invest its net assets in private activity bonds ("Industrial Development Bonds" under prior law). While interest paid on Private Activity Bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the Federal Alternative Minimum Tax. (See "Dividends and Taxes".) Investors should also be aware of the possibility of state and local alternative minimum income tax or minimum income tax liability on interest from private activity bonds.


FOREIGN INVESTMENTS

         The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.


         On January 1, 1999, the European Monetary Market Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. National currencies will continue to circulate until they are replaced by coins and bank notes by the middle of 2002.



         The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions are adequate; whether exchange rates for existing currencies and the euro are adequately established; and whether suitable clearing and settlement systems for the euro are in operation. These and other factors may cause market disruptions and could adversely affect the value of certain foreign securities held by the Prime Money Market Fund.



         The introduction of the euro is expected to impact European capital markets in ways that are impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


VARIABLE AND FLOATING RATE INSTRUMENTS


         The Prime Money Market Fund and the Tax-Free Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).



         Variable and Floating Rate Instruments may include Variable Rate Demand Notes, which are unsecured demand notes that MAY permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by a Fund will be determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. While the notes are not typically rated , issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is an Eligible Security, the Tax-Free Money Market Fund will require that the issuer's obligation to pay the principal of the note be backed by a guarantee in accordance with SEC Rule 2A-7. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, a Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand note if the issuer were to default on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. these Notes will be considered liquid only if the period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

MONEY MARKET FUNDS


         In connection with the management of its daily cash positions, the Prime Money Market Fund and the Tax-Free Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


UNINVESTED CASH RESERVES


         The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's Sub-Adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's total assets will be held uninvested. Uninvested cash reserves will not earn income.


COMMON INVESTMENT POLICIES OF THE MONEY MARKET FUNDS

REPURCHASE AGREEMENTS

         Securities held by each Money Market Fund may be subject to repurchase agreements. A Money Market Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Money Market Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or BIMC). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         In accordance with the investment restrictions described below, each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Money Market Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Money Market Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Money Market Fund under the 1940 Act.

U.S. GOVERNMENT SECURITIES

         The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury.


         Types of U.S. Government Securities in which the Prime Money Market Fund and the Tax-Free Money Market Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


         Although the Prime Money Market Fund does not expect to do so, under normal market conditions, except in connection with repurchase agreements, it may invest in U.S. Government Securities that are mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

SECURITIES LENDING


         In order to generate additional income, each Money Market Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The BB&T Funds will employ one or more securities lending agents to initiate and effect securities lending transactions for the BB&T Funds. While the lending of securities may subject a Money Market Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, a Money Market Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Money Market Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Money Market Fund exclusively in money market instruments. While a Money Market Fund will not have the right to vote securities on loan, each Money Market Fund intends to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Money Market Fund will restrict its securities lending to 33-1/3% of its total assets.



PUTS



         The Tax-Free Money Market Fund may acquire "puts" with respect to securities held in its portfolio. Under a put, the Fund would have the right to sell a specified security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The funds expect that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for Fund securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund will acquire puts solely to facilitate liquidity, shorten the maturity of the underlying security, or permit the investment of funds at a more favorable rate of return.



STAND-BY COMMITMENTS



         In addition, the Tax-Free Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Tax-Free Money Market Fund's option specified Municipal Obligations at a specified price. The Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Tax-Free Money Market Fund may also be referred to as "put" options.


YEAR 2000


         The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The BB&T Funds' principal service providers are taking steps the BB&T Funds believe are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the BB&T Funds' business and have a material adverse impact on the BB&T Funds' operations. In addition, year 2000 issues could have a negative effect on the portfolio securities in which the Funds invest, thereby affecting the performance of the Funds.


                             INVESTMENT RESTRICTIONS


         The U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION--Miscellaneous").



         The U.S. Treasury Fund , the Prime Money Market Fund, and the Tax-Free Money Market Fund may not:


                  1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than

         5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission, the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund and the Tax-Free Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.


                  2. Borrow money or issue senior securities, except that a Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. The Prime Money Market Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

                  3. Make loans, except that each of the Money Market Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.


         The following is a non-fundamental investment restriction of the U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund and therefore subject to change without shareholder vote:



         The U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund each may not invest more than 10% of its net assets in instruments which are not readily marketable.


                               VALUATION OF SHARES


         The net asset value of the U.S. Treasury Fund , the Prime Money Market Fund, and the Tax-Free Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.


         The assets in the U.S. Treasury Fund , the Prime Money Market Fund, and the Tax-Free Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the BB&T Funds seek to maintain the U.S. Treasury Fund's, the Prime Money Market Fund's, and the Tax-Free Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.


         For further information about the valuation of investments, see the Statement of Additional Information.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


         Shares are sold on a continuous basis by the BB&T Funds' Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the BB&T Funds at (800) 228-1872.


PURCHASES OF TRUST SHARES


         Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking and Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.


         Shares of the BB&T Funds sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal Funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.



         Trust Shares of each of the Money Market Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the BB&T Funds in connection with the purchase of the BB&T Funds' Trust Shares.


         There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

PURCHASES OF CLASS A AND CLASS B SHARES


         Class A and Class B Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the BB&T Funds' Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T Funds --Distribution Plan").



         Investors purchasing Shares of the Prime Money Market Fund, the U.S. Treasury Fund, or the Tax-Free Money Market Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, or the Tax-Free Money Market Fund as opposed to Shareholders obtaining Class B Shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, or the Tax-Free Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares will be withdrawn from the Prime Money Market Fund, the U.S. Treasury Money Market Fund, or the Tax-Free Money Market Fund within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange Plan (see "Auto Exchange Plan").



         Shares of the BB&T Funds sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal Funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.


         Investors may purchase Class A Shares and Class B Shares of a Money Market Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration Form and additional information regarding the BB&T Funds by contacting their local BB&T office. Subsequent purchases of Class A and Class B Shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.



         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A and Class B Shares by telephone. Telephone orders may be placed by calling the BB&T Funds at (800) 228-1872. Payment for Class A and Class B Shares ordered by telephone may be made by check or by sending Funds electronically to the BB&T Funds' transfer agent. To make payments electronically, investors must call the BB&T Funds at
(800) 228-1872 to obtain instructions regarding the bank account number into which the Funds should be wired and other pertinent information.


         The minimum investment is $1,000 for the initial purchase of Class A and Class B Shares of a Money Market Fund. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, automatic investment plans or payroll deduction plans.

         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Class A Shares that may be purchased.

         Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A and Class B Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A and Class B Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.


         Class A Shares of the Money Market Funds are sold at net asset value without imposition of a sales charge.


         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the BB&T Funds. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.


CLASS B SHARES

         Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and Shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares convert automatically to Class A Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.

CONTINGENT DEFERRED SALES CHARGE

         If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                                       CONTINGENT
                                        DEFERRED
                                    SALES CHARGE AS A
       YEAR(S)                        PERCENTAGE OF
        SINCE                         DOLLAR AMOUNT
       PURCHASE                     SUBJECT TO CHARGE
       --------                     -----------------
         0-1                              5.00%
         1-2                              4.00%
         2-3                              3.00%
         3-4                              3.00%
         4-5                              2.00%
         5-6                              1.00%
         6-7                              None
         7-8                              None

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         For example, assume you purchased 100 Class B Shares of an Equity Fund at $8 per share (at a total cost of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, you acquire five additional Class B shares of the Equity Fund through dividend reinvestment. If you then exchange all of your Equity Fund Class B shares for Class B Shares of one of the Money Market Funds, you will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Money Market Fund). Assume twelve months later you acquire 50 additional Class B Shares of the Money Market Fund through dividend reinvestments. If you then make your first redemption of 500 Money Market Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to a Contingent Deferred Sales Charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, a Contingent Deferred Sales Charge would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity Fund).


         The Contingent Deferred Sales Charge is waived on redemption of
Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70-1/2; (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature; (iv) for Investors who purchased Class B Shares of the Prime Money Market Fund , Class B Shares of the U.S. Treasury Fund, or Class B Shares of the Tax-Free Money Market Fund through the Cash Sweep Program at BB&T Treasury Services Division; and (v) for Investors who purchased through a participant directed defined contribution plan. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares of other Funds of the BB&T Funds as described under "Exchange Privilege."


CONVERSION FEATURE

         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Class A Shares and will be subject to the lower distribution and Shareholder service fees charged to Class A Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

         For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.


         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the BB&T Funds during the eight-year period, the BB&T Funds will aggregate the holding periods for the shares of each Fund of the BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.


AUTO INVEST PLAN


         BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Class A and Class B Shares through automatic deduction from their bank accounts. With Shareholder authorization, the BB&T Funds' transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A or Class B Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $25 per Fund; the minimum amount for subsequent automatic investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or supplemental sign-up form that can be acquired by calling the Distributor and attach a voided check and (for new Shareholders only) send a check for the initial $25 Fund Share purchase. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The
Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.



BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


         A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All BB&T Funds IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.



         For more information on a BB&T Funds IRA call the BB&T Funds at (800) 228-1872. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.


ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

         Purchases of Class A, Class B or Trust Shares will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for a Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order for a Money Market Fund received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day.


         An order to purchase Class A and Trust Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the BB&T Funds' transfer agent for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the BB&T Funds' transfer agent, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Money Market Funds.


         Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Money Market Funds continue to earn dividends through the day before their redemption.


         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the BB&T Funds. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.



         The BB&T Funds reserve the right to reject any order for the purchase of its Class A, Class B or Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

TRUST SHARES

         Trust Shares of each Money Market Fund may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Money Market Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Money Market Fund may not be exchanged for Class B Shares.


         The BB&T Funds do not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.


CLASS A


         Class A Shares of each Money Market Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange the Class A Shares of the other Funds for Class A Shares of the North Carolina Fund. Only residents of South Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the South Carolina Fund. Only residents of Virginia may exchange their Class A shares of the other Funds for Class A shares of the Virginia Fund. Shareholders may exchange Class A Shares of the Money Market Funds, for which no sales load was paid, for Class A Shares of a Fund which has a variable net asset value (a "Variable NAV Fund"). Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Money Market Funds were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Funds may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

CLASS B


         Class B Shares of each Money Market Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund and thus, as of the date of this prospectus, no exchanges could be effected for Class B Shares of these three Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Money Market Funds from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Money Market Funds from which the exchange was made.


         Class B Shares may not be exchanged for Class A Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. A Contingent Deferred Sales Charge will apply as described in "How To Purchase and Redeem Shares" -- "Class B Shares" to exchanges of Class B Shares for Trust Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.


         A Shareholder wishing to exchange Class A or Class B Shares purchased directly from the BB&T Funds may do so by contacting the BB&T Funds at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges. A Shareholder wishing to exchange Class A, Class B or Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern

Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The BB&T Funds reserve the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days' written notice.



         The BB&T Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.


AUTO EXCHANGE PLAN


         BB&T Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class B Shares of a BB&T Fund and use those proceeds to benefit from dollar-cost- averaging by automatically making purchases of shares of another BB&T Fund. With shareholder authorization, the BB&T Funds' transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Class B Shares of the BB&T Fund designated by the Shareholder at the public offering price on the date of such deduction. The Auto Exchange feature can only be used within the same class of shares. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their BB&T Fund account. The Auto Exchange feature can only be used within the same Class of Shares.



         Shareholders investing directly in Class B Shares of the U.S. Treasury Fund, the Prime Money Market Fund, or the Tax-Free Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund, the Prime Money Market Fund, or the Tax-Free Money Market Fund, upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Fund, the Prime Money Market Fund, or the Tax-Free Money Market Fund within two years of purchase.



         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

         Shareholders may redeem their Class A and Trust Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL


         A written request for redemption must be received by the BB&T Funds in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.


REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the BB&T Funds at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the BB&T Funds' transfer agent, BB&T or the BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the BB&T Funds.


CHECK WRITING SERVICE


         Shareholders of Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund, and the Tax-Free Money Market Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account may be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient Funds or other valid reasons.


AUTO WITHDRAWAL PLAN


         BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares and Class B Shares of a Fund. With Shareholder authorization, the BB&T Funds' transfer agent will automatically redeem Class A Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using the Auto Withdrawal Plan without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares -- Contingent Deferred Sales Charge." Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares or Class B Shares are being redeemed. Purchase of additional Class A and Class B Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.

         To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.


PAYMENTS TO SHAREHOLDERS


         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Money Market Funds will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to a Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.



         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the BB&T Funds may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The BB&T Funds intend to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the BB&T FUNDS may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



         Due to the relatively high cost of handling small investments, the BB&T Funds reserve the right to redeem, at net asset value, the Class A and Class B Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Class A or Class B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the BB&T Funds exercise their right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Class A and Class B Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the BB&T Funds may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the BB&T Funds' responsibilities under the 1940 Act.


                               DIVIDENDS AND TAXES

         Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains, if any.

         Dividends received by a Shareholder of a Money Market Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Money Market Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

         The net investment income of the Shares of the Money Market Funds is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any capital gains dividends.

         As a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares, the amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares.


         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

         Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the net investment income of a Fund. Because all of the net investment income of the Money Market Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

         Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distribution of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Money Market Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Money Market Fund with specific reference to their own tax situation.


Tax Considerations Relating to the Tax-Free Money Market Fund

         The Tax-Exempt Money Market Fund can only pay its shareholders exempt-interest dividends if, at the close of every quarter of the Fund's taxable year, at least 50% of the total value of the Tax-Exempt Money Market Fund's assets consist of obligations, the interest on which is exempt from Federal Income Tax. Distributions designated as exempt-interest dividends by the Tax-Exempt Money Market Fund generally are not subject to Federal Income Tax. Any loss on the sale or exchange of shares in the Tax-

Exempt Money Market Fund held for six months or less will be disallowed to the extent of any Exempt-Interest Dividend received by the shareholders with respect to such shares. In addition, an investment in the Fund may result in liability for Federal Alternative Minimum Tax, both for individual and corporate shareholders.



                            MANAGEMENT OF BB&T FUNDS



Trustees of the  BB&T Funds



         Overall responsibility for management of the BB&T Funds rests with the Board of Trustees of the BB&T Funds, who are elected by the Shareholders of the BB&T Funds. There are currently five Trustees, two of whom are "interested persons" of the BB&T Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the BB&T Funds to supervise actively its day-to-day operations. The Trustees of the BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:



                                        POSITION(S) HELD                      PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        WITH THE BB&T Funds                          THE PAST 5 YEARS
----------------                        -------------------                          ----------------
*Walter B. Grimm                        Chairman of the Board                   From June, 1992 to present,
3435 Stelzer Road                                                               employee of BISYS Fund
Columbus, OH 43219                                                              Services.
AGE:  53

                                                                                From January 1994 to present,
William E. Graham, Jr.                  Trustee                                 Counsel, Hunton & Williams;
1 Hannover Square                                                               from 1985 to December, 1993,
Fayetteville Street Mall                                                        Vice Chairman, Carolina
P.O. Box 109                                                                    Power & Light Company
Raleigh, NC 27602
AGE:  69

Thomas W. Lambeth                       Trustee                                 From 1978 to present,
101 Reynolda Village                                                            Executive Director, Z. Smith
Winston-Salem,  NC 27106                                                        Reynolds Foundation
AGE:  64

*W. Ray Long                            Trustee                                 Retired; Executive Vice
605 BLENHEIM DRIVE                                                              President, Branch Banking and
RALEIGH, NC 27612                                                               Trust Company from 1974 to
AGE:  64                                                                        1998

                                        POSITION(S) HELD                      PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        WITH THE BB&T Funds                          THE PAST 5 YEARS
----------------                        -------------------                          ----------------
Robert W. Stewart                       Trustee                                 Retired; Chairman and Chief
201 Huntington Road                                                             Executive Officer of
Greenville, SC 29615                                                            Engineered Custom Plastics
AGE:  66                                                                        Corporation from 1969 to 1990


* Indicates an "interested person" of the  BB&T Funds as defined in the 1940
  Act.


         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee. The officers of the BB&T Funds (see the Statement of Additional Information) receive no compensation directly from the BB&T Funds for performing the duties of their offices. BISYS Fund Services receives fees from the BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the BB&T Funds for acting as Transfer Agent and for providing fund accounting services to the BB&T Funds. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER


         BB&T is the Investment Adviser of the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.


         Subject to the general supervision of the BB&T Funds' Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Prime Money Market Fund and the Tax-Free Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.



         Under an investment advisory agreement between the BB&T Funds and BB&T, the fee payable to BB&T by the Money Market Funds for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (0.40%) of each Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and BB&T. A fee agreed to in writing from time to time by the BB&T Funds and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.



         For the fiscal year ended September 30, 1998, the U.S. Treasury Fund paid investment advisory fees of 0.31% of its average daily net assets and the Prime Money Market Fund paid investment advisory fees of 0.26% of its average daily net assets. The Tax-Free Money Market Fund had not commenced operations as of September 30, 1998.


SUB-ADVISER


         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Investment Sub-Adviser to the Prime Money Market Fund and the Tax-Free Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages EACH Fund, selects investments and places all orders for purchases and sales of EACH Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's and the Tax-Free Money Market Fund's investment objective, policies and restrictions.


         BIMC is a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.) BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

         As Sub-Adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund and the Tax-Free Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.



         For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (0.09%) of the Prime Money Market Fund's average daily net assets and eleven one-hundredths of one percent (0.11%) of the Tax-Free Money Market Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T and BIMC.


ADMINISTRATOR AND DISTRIBUTOR


         BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the BB&T Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the BB&T Funds' Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.



         The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the BB&T Funds and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect. For the fiscal year ended September 30, 1998, the U.S. Treasury Fund paid 0.15% of its average daily net assets and the Prime Money Market Fund paid 0.11% of its average daily net assets.


EXPENSES


         BB&T and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the BB&T Funds,

Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the BB&T Funds' Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


         For the fiscal year ended September 30, 1998, total operating expenses for the U.S. Treasury Fund and the Prime Money Market Fund as a percentage of average daily net assets was 0.61% and 0.55%, respectively, for Trust Shares, 0.86% and 0.83%, respectively, for Class A Shares, and 1.61% and 1.64%, respectively, for Class B Shares. Absent Fee Waivers by the Adviser and Administrator, these operating expenses would have been: 0.76% and 0.91%, respectively, for the Trust Shares of the U.S. Treasury Fund and Prime Money Market Fund; 1.26% and 1.43%, respectively for the Class A Shares of the U.S. Treasury Fund and Prime Money Market Fund; and 1.99% and 1.76%, respectively, for the Class B Shares of the U.S. Treasury Money Market Fund and Prime Money Market Fund.

         The organizational expenses of the Prime Money Market Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


         BB&T and BIMC each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the BB&T Funds contemplated by its investment advisory agreement with the BB&T Funds and investment sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the BB&T Funds. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and BIMC could continue to perform such services for the BB&T Funds. See "MANAGEMENT OF BB&T FUNDS --Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

DISTRIBUTION PLAN


         The BB&T Funds' Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the BB&T Funds' Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the BB&T Funds to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of each Fund. The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.


         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.


         The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the BB&T Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.



         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.


                               GENERAL INFORMATION


DESCRIPTION OF THE BB&T FUNDS AND ITS SHARES



         The BB&T Funds were organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The BB&T Funds have an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into eighteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the B&T Intermediate Corporate Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Tax-Free Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Equity Index Fund, the BB&T Capital Manager

Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund , the South Carolina Fund, and the Virginia Fund are not offering Class B Shares, and the Equity Index Fund is not offering Class A Shares or Class B Shares. Shareholders investing directly in Class B Shares of the U.S. Treasury Fund , The Prime Money Market Fund, or the Tax-Free Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund , the Prime Money Market Fund, or the Tax-Free Money Market Fund, upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares will be withdrawn from the U.S. Treasury Fund , the Prime Money Market Fund, or the Tax-Free Money Market Fund within two years of purchase. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.


         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the BB&T FUNDS or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the BB&T Funds or such Fund.



         Overall responsibility for the management of the BB&T Funds is vested in the Board of Trustees. See "MANAGEMENT OF BB&T FUNDS --Trustees of the BB&T Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the BB&T Funds and Massachusetts law. See "ADDITIONAL INFORMATION-- Miscellaneous" in the Statement of Additional Information for further information.



         Although the BB&T Funds are not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the BB&T Funds' outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the BB&T Funds. Shareholder inquiries should be directed to the Secretary of the BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219.



         As of February 18, 1999, BB&T owned of record substantially all of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund and held voting or investment power with respect to more than 95% of the Trust Shares of each of the U.S. Treasury Fund and the Prime Money Market Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund within the meaning of the 1940 Act.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT


          Firststar Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Money Market Funds.



          BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the BB&T Funds.


PERFORMANCE INFORMATION


         From time to time, Each Money Market Fund's annualized "yield" and "effective yield" and total return for Class A, Class B and Trust Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of each Money Market Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the BB&T Funds and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


         Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         Yield, effective yield and total return will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B

Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.


         Investors may also judge the performance of a Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper , Inc., IBC/Donoghue's Money Fund Report and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.



         Information about the performance of a Money Market Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Money Market Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the BB&T Funds' performance information.



         Further information about the performance of each Fund of the BB&T Funds is contained in the BB&T Funds' annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.


MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.


         Inquiries regarding the BB&T Funds may be directed in writing to the BB&T Funds at the following address: the BB&T Funds , P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER

                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall

                                Raleigh, NC 27601


                                   SUB-ADVISER

            (Prime Money Market Fund AND Tax-Free Money Market Fund)


                 BlackRock Institutional Management Corporation
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.

                                3435 Stelzer Road
                               Columbus, OH 43219

                                   DISTRIBUTOR

                             BISYS Fund Services LP
                                3435 Stelzer Road

                               Columbus, OH 43219

                                  LEGAL COUNSEL

                                  Ropes & Gray
                               One Franklin Square
                               1301 K Street, N.W.

                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.

                                3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS


                                    KPMG LLP
                        Two Nationwide Plaza, Suite 1600


                               Columbus, OH 43215

                              CROSS REFERENCE SHEET


                                   BB&T FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                                       Statement of Additional
Part B Item                                            Information Caption
-----------                                            -------------------
Cover Page                                             Cover Page

Table of Contents                                      Table of Contents

General Information and History                        Additional Information -Description of Shares

Investment Objectives and Policies                     Investment objectives and policies

Management of the Funds                                Management of BB&T  Funds

Control Persons and Principal
  Holders of Securities                                Miscellaneous

Investment Advisory and Other Services                 Management of BB&T  Funds

Brokerage Allocation                                   Management of the BB&T  Funds

Capital Stock and Other Securities                     Valuation; Additional Purchase and Redemption
                                                       Information; Management of BB&T  Funds ;
                                                       Redemptions; Additional Information

Purchase, Redemption and Pricing
  of Securities Being Offered                          Valuation; Additional Purchase and Redemption
                                                       Information; Management of BB&T  Funds

Tax Status                                             Additional Purchase and Redemption Information

Underwriters                                           Management of BB&T  Funds

Calculation of Performance Data                        Performance Information

Financial Statements                                   Financial Statements

                                   BB&T FUNDS
                       Statement of Additional Information



                                  May 17, 1999
                                ----------------










This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares and Class B Shares Prospectus and Trust Shares Prospectuses of the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Tax-Free Money Market Fund, the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T Intermediate Corporate Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Equity Index Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund, which are dated February 1, 1999, the Prospectus of the BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund which is dated February 1, 1999, and the Prospectus of the BB&T Small Company Growth Fund (Trust Shares) which is dated February 1, 1999. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.

                                TABLE OF CONTENTS


                                                                                                              Page
                                                                                                              ----
BB&T  FUNDS.................................................................................................. B-1

INVESTMENT OBJECTIVES AND POLICIES..............................................................................B-1
    Additional Information on Portfolio Instruments.............................................................B-1
    Puts     ................................................................................................B- 16
    Investment Restrictions..................................................................................B- 21
    Portfolio Turnover.......................................................................................B- 24

VALUATION....................................................................................................B- 25
    Valuation of the Money Market Funds......................................................................B- 26
    Valuation of the Growth and Income Fund, the North Carolina Fund,
             the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund,
             the Intermediate U.S. Government Bond Fund, the Intermediate
             Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund,
             the Small Company Growth Fund, the Equity Index Fund,
             and the Funds of Funds..........................................................................B- 26
    Valuation of the International Equity Fund...............................................................B- 27

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................................................B- 28
    Purchase of Class A and Class B Shares...................................................................B- 28
    Matters Affecting Redemption.............................................................................B- 29

ADDITIONAL TAX INFORMATION...................................................................................B- 30
    Additional Tax Information Concerning the International Equity Fund......................................B- 33
    Additional Tax Information Concerning the North Carolina,  South Carolina
             and Virginia Funds..............................................................................B- 33
    Special Considerations Regarding Investment in South Carolina
             Tax-Exempt Obligations.........................................................................B- 39

MANAGEMENT OF BB&T  FUNDS................................................................................. B- 48
    Officers ................................................................................................B- 48
    Investment Adviser.......................................................................................B- 50
    Investment Sub-Advisers..................................................................................B- 51
    Portfolio Transactions...................................................................................B- 54
    Glass-Steagall Act.......................................................................................B- 57
    Manager and Administrator................................................................................B- 58
    Distributor..............................................................................................B- 60
    Custodian................................................................................................B- 62
    Independent Auditors.....................................................................................B- 62
    Legal Counsel............................................................................................B- 62

PERFORMANCE INFORMATION......................................................................................B- 63

    Yields of the Money Market Funds.........................................................................B- 63
    Yields of the Other Funds of the  BB&T Funds............................................................B- 64
    Calculation of Total Return..............................................................................B- 65
    Performance Comparisons..................................................................................B- 68

ADDITIONAL INFORMATION.......................................................................................B- 77
    Organization and Description of Shares...................................................................B- 77
    Shareholder and Trustee Liability........................................................................B- 78
    Miscellaneous............................................................................................B- 79

FINANCIAL STATEMENTS.........................................................................................B- 88
    Audited Financial Statements as of September 30, 1998....................................................B- 88

APPENDIX.....................................................................................................B- 89

                       STATEMENT OF ADDITIONAL INFORMATION


                                   BB&T FUNDS




         BB&T Funds is an open-end management investment company. The BB&T Funds consist of eighteen series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of eighteen separate investment portfolios ("Funds"): the BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the BB&T Prime Money Market Fund (the "Prime Money Market Fund"), the BB&T Tax-Free Money Market Fund (the "Tax-Free Money Market Fund" and together with the U.S. Treasury Fund and the Prime Money Market Fund, the "Money Market Funds") the BB&T Short- Intermediate U.S. Government Income Fund (the "Short-Intermediate Fund"), the BB&T Intermediate U.S. Government Bond Fund (the "Intermediate U.S. Government Bond Fund"), the BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund"), the BB&T South Carolina Intermediate Tax-Free Fund (the "South Carolina Fund"), the BB&T Virginia Intermediate Tax-Free Bond Fund (the "Virginia Fund"), the BB&T Intermediate Corporate Bond Fund (the "Intermediate Corporate Bond Fund"), the BB&T Growth and Income Stock Fund (the "Growth and Income Fund"), the BB&T Balanced Fund (the "Balanced Fund"), the BB&T Large Company Growth Fund (the "Large Company Growth Fund"), the BB&T Small Company Growth Fund (the "Small Company Growth Fund"), the BB&T International Equity Fund (the "International Equity Fund"), the BB&T Equity Index Fund (the "Equity Index Fund"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds") which offer Shareholders a professionally-managed investment program by purchasing shares of existing Funds of the BB&T Funds (the "Underlying Funds"). Each Fund may offer to the public three classes of Shares: Class A Shares, Class B Shares and Trust Shares. As of the date of this Statement of Additional Information, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund , the South Carolina Fund and the Virginia Fund, and Class A Shares and Class B Shares were not yet being offered in the Equity Index Fund. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.


                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

         The following policies supplement the information pertaining to portfolio instruments of each Fund as set forth in the Prospectuses.

         The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("Rating Agencies") that may be used by Branch Banking and Trust Company ("BB&T" or the "Adviser"), BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) and BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) (BFMI, BlackRock International and BIMC, each a "Sub-Adviser") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such Rating Agency. A rating by A Rating Agency may be used only where the Rating Agency is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         Bankers' Acceptances and Certificates of Deposit. All of the Funds except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933 (the "1933 Act").


         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Money Market Fund, the Tax-Free Money Market Fund, the Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the International Equity Fund, the Balanced Fund and the Equity Index Fund (the Short-Intermediate Fund , the Intermediate U.S. Government Bond Fund and the Intermediate Corporate Bond Fund are sometimes referred to collectively as the "Fixed Income Funds") and the Funds of Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.



         Foreign Investment. The Prime Money Market Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, the International Equity Fund and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by

Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above. The Intermediate Corporate Bond Fund may also invest in debt obligations of foreign issuers denominated in foreign currencies.


         Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.


         Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund, the Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, and the Funds of Funds will acquire such securities only when BB&T or the Sub-Adviser believes the risks associated with such investments are minimal.


         Foreign Currency Transactions. The International Equity Fund may use forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Sub-Adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when the Fund's Sub-Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will be equal the amount of such commitments by the Fund.

         Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T or the Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the BB&T FUNDS' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").


         Reverse Repurchase Agreements. As discussed in the Prospectuses, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid high quality debt securities or high grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. Government Obligations. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

         Supranational Organizational Obligations. The Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, the International Equity Fund and the Prime Money Market Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.



         Investment Grade Debt Obligations. The Intermediate Corporate Bond Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, and the International Equity Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of a rating agency. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.



         Noninvestment Grade Securities. The Intermediate Corporate Bond Fund may invest in debt securities rated below investment grade, also know as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.



         The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Intermediate Corporate Bond Fund would experience a decline in the market value of its investment. In addition, a long-term track record on bond default rates, such as that for Investment Grade Corporate Bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

         The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds' net asset values can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.



         Credit quality in the High Yield Market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular High-Yield Security. The Intermediate Corporate Bond Fund will limit its investments in noninvestment grade securities to 15% of its total assets. Subject to SEC restrictions, the Intermediate Corporate Bond Fund may invest in such securities by investing in investment companies that primarily invest in noninvestment grade securities.



         Rights Offerings and Warrants to Purchase. The Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund and the International Equity Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.



         Municipal Obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. Neither the Tax-Free Money Market Fund nor the adviser or BIMC will review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

         The Tax-Free Money Market Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Tax-Free Money Market Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Tax-Free Money Market Fund nor the Adviser or BIMC will review independently the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.



         As described in the Tax-Free Money Market Fund prospectus, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the Tax-Free Money Market Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Municipal Bond Market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Obligations. It should be recognized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax-Free Money Market Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or BIMC will consider such an event in determining whether the Tax-Free Money Market Fund should continue to hold the obligation.

         An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.



         Among other instruments, the Tax-Free Money Market Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Tax-Free Money Market Fund may invest in other types of tax-exempt instruments such as municipal bonds, private activity bonds, and pollution control bonds, provided they have remaining maturities of thirteen months or less at the time of purchase.



         The payment of principal and interest on most securities purchased by the Tax-Free Money Market Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."



         Taxable Obligations. Under normal market conditions, the Tax-Free Money Market Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income tax or treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Taxable Obligations"). At times, the Adviser or BIMC may determine that, because of unstable conditions in the markets for Municipal Obligations, pursuing the Tax-Free Money Market Fund's investment objective is inconsistent with the best interests of the Shareholders of the Tax-Free Money Market Fund. At such times, the Adviser or BIMC may use temporary defensive strategies differing from those designed to achieve the Tax-Free Money Market Fund's investment objective, by increasing the Tax-Free Money Market Fund's holdings in short- term Taxable Obligations to over 20% of the Tax-Free Money Market Fund's total assets and by holding uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Money Market Fund's quality standards for tax-exempt commercial paper.

         Variable and Floating Rate Notes. The Prime Money Market Fund, the Tax-Free Money Market Fund, the North Carolina Fund , the South Carolina Fund and the Virginia Fund may acquire variable and floating rate notes, subject to each Fund's investment objective, policies, and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T with respect to the North Carolina Fund, the South Carolina Fund and the Virginia Fund, (or BIMC with respect to the Prime Money Market Fund and the Tax-Free Money Market Fund) under guidelines established by the BB&T Funds' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T with respect to the North Carolina Fund, the South Carolina Fund and the Virginia Fund (or BIMC with respect to the Prime Money Market Fund and the Tax-Free Money Market
Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Prime Money Market Fund, the North Carolina Fund, the South Carolina Fund, or the Virginia Fund, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.



         For purposes of the North Carolina Fund, the South Carolina Fund , the Virginia Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.


         Tax-Exempt Obligations. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). Under normal market conditions, the Virginia Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of Virginia and its political subdivisions, the interest on which, in the opinion of the issuer's head counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Virginia Tax-Exempt Obligations"). In addition to North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations and Virginia Tax-Exempt Obligations, the North Carolina Fund, the South Carolina Fund and the Virginia Fund may invest in Tax-Exempt Obligations issued by or on behalf of states other than North Carolina, South Carolina and Virginia, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, North Carolina Tax-Exempt Obligations , South Carolina Tax-Exempt Obligations and Virginia Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."


         Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.


         As described in the Prospectus, the two principal classifications of Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. The North Carolina Fund, the South Carolina Fund and the Virginia Fund are permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. Currently, neither North Carolina , South Carolina nor Virginia issuers have authority to issue moral obligation securities. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the North Carolina Fund, the South Carolina Fund and the Virginia Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the North Carolina Fund's, the South Carolina Fund's or the Virginia Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the North Carolina Fund, the South Carolina Fund or the Virginia Fund.


         An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

         Although lease obligations do not generally constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged (in South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit), the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of

Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.


         When-Issued Securities. As discussed in the Prospectuses, each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, the International Equity Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when- issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.


         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         Calls. The Large Company Growth Fund, the Small Company Growth Fund, the Growth and Income Fund, the Balanced Fund, the Equity Index Fund and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund's Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of its net assets.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         Puts. The North Carolina Fund , the South Carolina Fund and the Virginia Fund may acquire "puts" with respect to Tax-Exempt Obligations held in their portfolios, the Tax-Free Money Market Fund may acquire puts with respect to Municipal Obligations held in its portfolio, and the Funds of Funds may acquire puts with respect to the securities in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.


         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.


         Puts may be acquired by the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Tax-Free Money Market Fund and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.



         The North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Tax-Free Money Market Fund and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).



         The North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Tax-Free Money Market Fund and the Funds of Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T's opinion, present minimal credit risks.


         See "Options and Futures" in the Prospectus regarding the Small Company Growth Fund's and the International Equity Fund's investment policy with respect to puts.


         Stand-By Commitments. The North Carolina Fund, the South Carolina Fund and the Virginia Fund may acquire "stand-by commitments" with respect to Tax-Exempt Obligations held in their portfolios and the Tax-Free Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.



         The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.



         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each standby commitment is acquired.



         Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment.



         A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would by valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.


         Risk Factors Relating to Options. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.


         Futures Contracts and Related Options. Each Fund of the BB&T Funds (other than the U.S. Treasury Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.


         Successful use of futures by the Funds is also subject to an Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

Standard & Poor's Depository Receipts


         Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund and Equity Index Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), e.g., the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, i.e., securities are held in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis. Under the 1940 Act, a fund must limit investments in SPDRs to 5% of the fund's total assets and 3% of the outstanding voting securities of the

SPDRs issuer. Moreover, a Fund's investments in SPDRs, when aggregated with all other investments in investment companies, may not exceed 10% of the Fund's total assets.


 Investment Companies



         The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. The shares of closed-end investment companies, which are not redeemable, will be purchased only if they are traded on a domestic stock exchange. Closed-end Fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end Fund, when sold, will be sold at a price that approximates its net asset value. The Intermediate Corporate Bond Fund may invest in investment companies that invest primarily in debt securities. Under the 1940 Act, the Balanced Fund and the Intermediate Corporate Bond Fund will each limit investments in each such investment company to the lesser of 5% of the Balanced Fund's or the Intermediate Corporate Bond Fund's total assets or 3% of the Investment Company's outstanding voting securities. Furthermore, each of the Balanced Fund's and the Intermediate Corporate Bond Fund's investments in all investment companies may not exceed 10% of the respective Fund's total assets.



CONVERTIBLE SECURITIES



         The Intermediate Corporate Bond Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Equity Index Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

Investment Restrictions

         Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus).


         None of the Funds of the BB&T Funds (other than the International Equity Fund and Prime Money Market Fund) may:


         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies;


         2. Purchase or sell commodities, commodity contracts (including futures contracts, with respect to each Fund other than the Intermediate Corporate Bond Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund and the Funds of Funds, which may purchase futures contracts) oil, gas or mineral exploration or development programs, or real estate (although investments by the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, and the Funds of Funds in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);


         None of the Funds (except the Funds of Funds) may:


         1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that (i) the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund and the Equity Index Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund; (ii) the North Carolina Fund, the South Carolina Fund and the Virginia Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from Federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; (iii) the Intermediate Corporate Bond Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Equity Index Fund the Prime Money Market Fund and the Tax-Free Money Market Fund may purchase shares of other investment companies in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder; and (iv) this restriction is not fundamental with respect to the Intermediate Corporate Bond Fund, Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Equity Index Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund and may therefore be changed by a vote of a majority of the Trustees of the BB&T Funds.



         The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund and the Intermediate Corporate Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, the Short-Intermediate Fund , the Intermediate U.S. Government Bond Fund and the Intermediate Corporate Bond Fund may not purchase put options. The North Carolina Fund and the South Carolina Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.


         The International Equity Fund may not:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and

(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         The Prime Money Market Fund may not:

         1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of
(a) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Underwrite securities except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.


         The following investment restrictions are considered non-fundamental and therefore may be changed by a vote of a majority of the Trustees of the BB&T
Funds:



         The Prime Money Market Fund , the U.S. Treasury Fund and the Tax-Free Money Market Fund may not invest more than 10% of its net assets in illiquid securities.



         None of the Funds (except the Prime Money Market Fund) may INVEST in any issuer for purposes of exercising control or management.


         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

Portfolio Turnover


         The portfolio turnover rate for each FUND of the BB&T Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the fiscal years ended September 30, 1998, and September 30, 1997, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the U.S. Treasury Fund) were as follows: Short-Intermediate Fund: 53.74% and 87.99%, respectively; Intermediate U.S. Government Bond Fund: 60.98% and 62.45%, respectively; Growth and Income Fund: 13.17% and 22.66%, respectively; North Carolina Fund: 32.63% and 16.98%, respectively; Small Company Growth Fund:
157.44% and 80.66%, respectively; the common stock portion of the Balanced Fund:
11.88% and 26.57%, respectively, and the fixed income portion of the Balanced
Fund: 61.41% and 27.59%, respectively. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each Fund of the BB&T Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."

         Because the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the Securities and Exchange Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the U.S. Treasury Fund was zero percent for the fiscal years ended September 30, 1998 and September 30, 1997, and is expected to remain zero percent for regulatory purposes.


                                    VALUATION


         The net asset value of each of the Funds, other than the Money Market Funds, is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). The net asset value of each Money Market Fund is determined and its Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio securities that a Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Valuation of the Money Market Funds


         The U.S. Treasury Fund , the Prime Money Market Fund and the Tax-Free Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.



         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The BB&T Funds' Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.


Valuation of the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, and the Funds of Funds



         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair market value in BB&T's (or BFMI's, with respect to the Small Company Growth Fund) best judgment under procedures established by, and under the supervision of the BB&T Funds' Board of Trustees. The Funds of Funds will value their investments in mutual funds securities at the redemption price, which is net asset value.


         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The BB&T Funds may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the BB&T Funds under the general supervision of the BB&T Funds' Board of Trustees. Several pricing services are available, one or more of which may be used by BB&T, BFMI and BlackRock International from time to time.


         Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

Valuation of the International Equity Fund


         Valuation of securities of foreign issuers and those held by the International Equity Fund is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser and/or Sub-Adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.


         Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

         As discussed above, the International Equity Fund may use a pricing service or market/dealer experienced in such matters to value the Fund's securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each class of Shares of each Fund of the BB&T Funds are sold on a continuous basis by BISYS Fund Services ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B or Trust Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of the BB&T Funds may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.


Purchase of Class A and Class B Shares


         As stated in the Class A and Class B Prospectus, the public offering price of Class A Shares of the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund is their net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of the BB&T Funds is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the Class A and Class B Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A and Class B Prospectus applies to purchases of Class A Shares of such a Fund by a Purchaser.



         Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund and Class B Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A and Class B Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.



         Certain sales of Class A Shares are made without a sales charge, as described in the Class A and Class B Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or the BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the BB&T Funds' principal underwriter, BISYS acts as principal in selling Class A and Class B Shares of the BB&T Funds to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Class A and Class B Prospectus (see "How to Purchase and Redeem Shares"). From time to time, BISYS will make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.


Matters Affecting Redemption


         The BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the fair market value of its total net assets.



         The BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of the BB&T Funds' responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.


                           ADDITIONAL TAX INFORMATION


         It is the policy of each Fund of the BB&T Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund of the BB&T Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.


         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to Shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate), regardless of how long a Shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a Shareholder reinvests them in additional shares or elects to receive them in cash. A Fund of Funds will not be able to offset gains realized by one Fund in which such Fund of Funds invests against losses realized by another Fund in which such Fund of Funds invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a Shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the Shareholder's hands, and will be long-term or short-term generally depending upon the Shareholder's holding period for the shares. Depending on the percentage ownership by a Fund of Funds in an underlying Fund both before and after a redemption, a redemption of Fund shares by the Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause Shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the Shareholders had held the shares of the underlying Funds directly.


         Each Fund of the BB&T Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."


         A Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         Although each Fund expects to qualify as a "regulated investment company" (a "RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special Federal tax treatment afforded a RIC, all of its taxable income will be subject to Federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.


         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the BB&T Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


Additional Tax Information Concerning the International Equity Fund

         The International Equity Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


Additional Tax Information Concerning the North Carolina, South Carolina and Virginia


Funds


         As indicated in the Prospectuses, the North Carolina Fund, the South Carolina Fund and the Virginia Fund are designed to provide North Carolina, South Carolina and Virginia Shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the North Carolina Fund, the South Carolina Fund and the Virginia Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the North Carolina

Fund, the South Carolina Fund and the Virginia Fund being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.



         Interest income distributed by each of the North Carolina, South Carolina and Virginia Funds from certain types of tax-exempt securities may be subject to federal alternative minimum tax for individuals. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. In addition, the Code may require Shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.



         In addition, the North Carolina Fund, the South Carolina Fund and the Virginia Fund may not be appropriate investments for Shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."



         The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the North Carolina Fund, the South Carolina Fund and the Virginia Fund is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the North Carolina Fund, the South Carolina Fund and the Virginia Fund and designated as an exempt-interest dividend in a written notice mailed to Shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the North Carolina Fund, the South Carolina Fund and the Virginia Fund, respectively, during such year, regardless of the period for which the Shares were held.



         While the North Carolina Fund, the South Carolina Fund and the Virginia Fund do not expect to realize any significant amount of long-term capital gains, any net realized long term capital gains will be distributed annually. The North Carolina Fund, the South Carolina Fund and the Virginia Fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to Shareholders as net gains on securities held for more than one year regardless of how long a Shareholder has held the Shares of the North Carolina Fund, the South Carolina Fund or the Virginia Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the North Carolina Fund, the South Carolina Fund and the Virginia Fund to their respective Shareholders within sixty days after the close of each Fund's taxable year.



         Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina, South Carolina and Virginia Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina, South Carolina or Virginia (respectively) individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax.



         While the North Carolina Fund, the South Carolina Fund and the
Virginia Fund do not expect to earn any significant amount of investment company taxable income, taxable income earned by the North Carolina Fund, the South Carolina Fund and the Virginia Fund will be distributed to their respective Shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).



         As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax- Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the North Carolina Fund, the South Carolina Fund and the Virginia Fund is to limit the acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the North Carolina Fund, the South Carolina Fund and the Virginia Fund could acquire under the 1940 Act. Therefore, although the North Carolina Fund, the South Carolina Fund and the Virginia Fund will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue

Service could reach a different conclusion from that of the North Carolina Fund, the South Carolina Fund and the Virginia Fund. If the North Carolina Fund, the South Carolina Fund or the Virginia Fund were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.



         The foregoing is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the North Carolina Fund, the South Carolina Fund and the Virginia Fund. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the North Carolina Fund, the South Carolina Fund and the Virginia Fund or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the North Carolina Fund, the South Carolina Fund and the Virginia Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS


         The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The BB&T Funds has not independently verified this information.


         The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, and insurance tax, tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, are being phased out. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

         Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 was reserved in a Capital Improvement Reserve, and $26.2 was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

         Fiscal year 1997 ended with a positive General Fund balance of approximately $760.6 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations. An additional $49.4 million was transferred to the Clean Water Management Trust Fund and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. No additional amounts were transferred to the Savings Reserve for the year. After additional reserves, the unrestricted General Fund balance at the end of fiscal year 1997 was approximately $319.9 million.

         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Detailed budget results for fiscal year 1998 were not available as of the date this summary was prepared; however, as a result of record collections, it is expected that fiscal year 1998 ended with a positive General Fund Balance which was expected to exceed one billion dollars. On October 28, 1998, the North Carolina General Assembly adopted the biennium budget for 1998 to 2000. The $12.6 billion budget for fiscal year 1999 included over $100 million in new spending for the state's universities and community colleges, over $90 million in new spending for health and human services, including $42.5 million for expansion of North Carolina's Smart Start program for preschool children, and almost $30 million in new spending on law enforcement. The legislature also approved teacher pay raises averaging 6.5 percent.

         The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost $185.5 million 1999-2000) and the inheritance tax (estimated cost $52.5 million 1999-2000).

         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1998, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in September 1998 to be 3.5% of the labor force, as compared with an unemployment rate of 4.5% nationwide.

         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:


         1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.



         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (Swanson). A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

         2. Patton v. State of North Carolina and Bailey v. State of North Carolina -- State Tax Refunds - Federal and State Retirees.

         An additional lawsuit was filed in 1995 in State court by Federal pensioners to recover State income taxes paid on Federal retirement benefits (Patton). This case grew out of a claim by Federal pensioners in the original Federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and Federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by Federal retirees on Federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. State and local governmental retirees filed a class action suit in 1990 Bailey as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

         On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.

         In June 1998, the plaintiff classes in the Bailey and Patton cases reached a tentative settlement with the State of North Carolina. Under the terms of the settlement, the General Assembly will appropriate $400,000,000 in the 1998-1999 fiscal year, and $399,000,000 by July 15, 1999 in the 1999-2000 fiscal year, to a settlement fund. Amounts in the fund will be paid to the state, local and federal retirees in the cases. The terms of the settlement provide that such payments will completely extinguish all of the state's liability to the retirees arising from the taxation of state, local and federal retirement income and benefits from 1989 through 1997.

         The tentative court settlement was made subject to the appropriation of funds by the General Assembly, and to court approval following notice to the class members. The $400,000,000 appropriation was made by action of the Assembly in September, 1998, and on October 7, 1998, the court entered an order approving the settlement. In order to achieve final consummation of the settlement, the General Assembly must appropriate the $399,000,000 amount for the 1999-2000 fiscal year at its 1999 session, which begins in January, 1999.

         In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, and again in March, 1998, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $2.05 billion of these authorized bonds is anticipated to occur over the next two-five years.

         On November 3, 1998, North Carolina voters approved the issuance of $800,000,000 in clean water bonds and $200,000,000 natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the state's municipalities, and fund programs to reduce pollution in the state's waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the state's rural regions.

         Currently, Moody's, S&P, and Fitch IBCA rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See the Appendix to this Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS


         The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The BB&T Funds has not independently verified this information.


         The South Carolina Constitution requires the General Assembly to provide a balanced budget and requires that if a deficit arises, such deficit must be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. In the November 1984 general election the electorate approved a constitutional amendment providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension by a super-majority of the General Assembly.

The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 3% (4% prior to 1988) of General Fund revenue for the latest fiscal year.

         In the November 1988 general election the electorate approved a constitutional amendment creating a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit, must go back to the General Fund.

         Despite the efforts of the State Budget and Control Board, deficits were experienced in the fiscal years ending June 30, 1981, 1982, 1985 and 1986. All such deficits have been funded out of the General Reserve Fund. For the fiscal years ending June 30, 1983 and 1984, the State had cash surpluses. For the fiscal year ended June 30, 1989, the State had a surplus of $129,788,135. At June 30, 1989, the balance in the General Fund was $87,999,428.

         Because of anticipated revenue shortfalls for the fiscal year 1989-1990, the State Budget and Control Board committed $42.4 million of the $58.7 million Capital Reserve Fund in April 1990. Lack of sufficient funding at year-end resulted in an additional use of $4.5 million from the Capital Reserve Fund. After the above reductions, the State had a fiscal year 1989-90 surplus of $13,159,892 which was used to fund supplemental appropriations at $1,325,000 and the Capital Reserve Fund at $11,834,892. At June 30, 1990, the balance in the General Reserve Fund was $94,114,351.

         During fiscal year 1990-1991, the State Budget and Control Board approved mid-year budget changes in November 1990 and again in February 1991, to offset lower revenue estimates. Those changes included committing the Capital Reserve Fund appropriation and reducing agency appropriations in an additional amount necessary to offset (together with automatic expenditure reductions that are tied to revenue levels) what would otherwise be a projected deficit of approximately $132.6 million. In May 1991, the Budget and Control Board, responding to April revenue figures and unofficial estimates indicating an additional shortfall of $30 to $50 million, ordered an immediate freeze on all personnel activities, from hiring to promotions; a freeze on purchasing, with limited exceptions; and an indefinite halt to new contracts and contract renewals. The Board also asked the General Assembly for the power to furlough government workers periodically during the next fiscal year.

         In the past, the State's budgetary accounting principles allowed revenue to be recorded only when the State received the related cash. On July 30, 1991, the Budget and Control

Board approved a change in this principle for sales tax revenue beginning with the fiscal year ended June 30, 1991. The Board's resolution requires that sales taxes collected by merchants in June and received by the State in July be reported as revenue in June rather than in July. This change resulted in a $5.2 million decrease in reported 1990-1991 sales tax revenue and a one-time $83.1 million addition to fund balance. The one-time adjustment increases the Fund balance to the level it would be if the new principle had been in effect in years before 1990-1991. Following such action, the year-end balance in the General Reserve Fund was $33.4 million.

         On July 25, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected a revenue shortfall of $148 million for the fiscal year 1991-1992 revenue estimate of $3.588 billion. In response, the Budget and Control Board eliminated the 2% Capital Reserve Fund appropriation of $65.8 million and reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisers advised the Budget and Control Board that it had revised its estimate of revenues for the current fiscal year downward by an additional $55 million. At its February 11, 1992 meeting, the Budget and Control Board responded by permanently reducing the $67.3 million in appropriations which were set aside on June 30, 1991 and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

         On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $195 million for the 1992-1993 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. The Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across the board based on total appropriations. In response to this decision on September 15, 1992, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of approximately $101 million.

         The State had budgetary surpluses for the fiscal years ended June 30, 1994 ($273.48 million), 1995 ($393 million), 1996 ($316.7 million) and 1997
($297.8 million). During those fiscal years, the General Assembly authorized supplemental appropriations contingent upon the existence of sufficient year-end surpluses. However, in Fiscal Year ended June 30, 1996, the actual surplus fell short of projections and $87.8 million of supplemental appropriations could not be funded. In Fiscal Years when the actual surpluses exceeded the supplemental appropriations, the surplus funds were applied to (i) fund items appropriated from Capital

Reserve monies, (ii) maintain full funding of the General Reserve; (iii) property tax relief; and (iv) such other purposes as directed by the General Assembly.

         The State of South Carolina has not defaulted on its bonded debt since 1879. As noted above, however, the State did experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in Standard & Poor's Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. South Carolina's general obligation bonds are rated Aaa by Moody's Investor Services, Inc. In addition, with the State's economy improving since January 1993, the State regained its AAA rating from Standard & Poor's Rating Service on July 9, 1996. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         South Carolina is primarily a manufacturing state. In 1996, one-fifth of all jobs in the State were in manufacturing, compared to 15% nationally. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed and with the added development of the durable goods manufacturing industries.

         Personal income in South Carolina grew five and five-tenths percent (5.5%) during 1997 compared to income growth of five and seven-tenths percent (5.7%) nationwide and five and seven-tenths percent (5.7%) in the Southeast. Over the last five (5) years (1992-1997) personal income in South Carolina rose at a compounded annual rate of five and seven-tenths percent (5.7%), falling short of the annual income growth for the Southeast region, at six percent (6%), and outpacing the five and four-tenths percent (5.40%) growth in the United States in the same period.

         In 1997, employment increased two and eight-tenths percent (2.8%) while the rate of employment growth in the United States was two and six-tenths percent (2.6%). Monthly unemployment rates in the State have declined below comparable national rates during 1997, and reached an historical low unemployment rate of two and four-tenths percent in March 1998. The unemployment rate for South Carolina in 1997 was four and five-tenths percent (4.5%), four-tenths of one percent lower than the four and nine-tenths percent (4.9%) nationwide.

         General Fund Revenues increased at a rate of five and six-tenths percent (5.6%) during Fiscal Year 1996-97 over the previous fiscal year. The state finished Fiscal Year 1996-97 with a revenue excess of $158 million above the Fiscal Year 1996-97 Appropriation Act. Preliminary revenues through June 1998 have increased at a rate of five and five-tenths percent (5.5%) during the Fiscal Year 1997-98. The State is expecting a revenue excess of $60 million above the Fiscal Year 1997-98 Appropriation Act.

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT SERIES

         The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

         Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds.

         Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

 Special Considerations Regarding Investment in Virginia Tax-Exempt Obligations



         The Virginia Fund will invest primarily in Virginia Tax-Exempt Obligations. For this reason, the Fund is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Virginia Fund. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.



         The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, manufacturing and state and local government. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.



         According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.



         Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.



         General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.



         In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.



         The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:



         Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.



         Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

         Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.



         Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.



         The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.



         Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.



         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the

Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.



         Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.



         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.



         In a Special Session in 1994, the Virginia General Assembly passed emergency legislation to provide payments in five annual installments to Federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to Virginia for the settlement was approximately $316.2 million.



         On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgement of the trial court, entering final judgement in favor of the taxpayers, and directing that the amounts unlawfully collected be refunded with statutory interest. Virginia issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on Federal government pensions for taxable years 1985, 1986, 1987 and 1988 to Federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.



         The total cost of refunding all Virginia income taxes paid on Federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid as of June 30, 1998, leaving $66 million payable in respect of the settlement. During the 1998

Session of the Virginia General Assembly, legislation was approved providing for early payment on the remaining balance on September 20, 1998 (subject to appropriation) provided that undesignated and unreserved general fund balances were met on August 15, 1998. Since such balances were not met, a special installment payment of the remaining balance (approximately $34.88 million) was made on September 30, 1998, with a payment of the final balance ($31.1 million) occurring no later than March 31, 1999.



         Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.


                            MANAGEMENT OF BB&T FUNDS

Officers


         The officers of each Fund of the BB&T FUNDS, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):



                                         Position(s) Held                             Principal Occupation
Name and Address                         With the  BB&T                               During the Past 5 Years
                                         Funds
Walter B. Grimm                          Chairman of the                              From June 1992 to present, employee of
Age:  53                                 Board and President                          BISYS Fund Services.

Preston Lofton                           Secretary                                    From April 1995 to present, employee of
Age:  52                                                                              BISYS Fund Services; from May 1992 TO
                                                                                      April 1995, Employee of Concorde
                                                                                      Financial.

Gary Tenkman                             Treasurer                                    From April 1998 to present, Director,
Age:  28                                                                              Financial Services, BISYS Fund Services;
                                                                                      from 1990 to March 1998, Audit

                                                                                      Manager, Ernst & Young LLP.

Penny Grandominico                       Vice President                               From April 1995 to present, employee of
Age:  49                                                                              BISYS Fund Services ; From 1992 to April
                                                                                      1995, employee of Salomon Smith Barney.

George Landreth                          Vice President                               From December 1992 to present,
Age:  56                                                                              Employee of BISYS Fund Services.

Bob Tuch                                 Assistant Secretary                          From June 1991 to present, employee of
Age:  47                                                                              BISYS Fund Services.

Alaina V. Metz                           Assistant Secretary                          From June 1995 to present, employee,
Age:  31                                                                              BISYS Fund Services;
                                                                                      from May 1989 - June 1995, Supervisor,
                                                                                      Mutual Fund Legal Department, Alliance
                                                                                      Capital Management.



         The Officers of the BB&T Funds receive no compensation directly from the BB&T Funds for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the BB&T FUNDS for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the BB&T Funds for acting as Transfer Agent and for providing fund accounting services to the BB&T Funds.


                              COMPENSATION TABLE 1


                            Aggregate           Pension or                   Estimated          Total
                            Compensation        Retirement Benefits          Annual             Compensation
Name of Person,             from the            Accrued As Part              Benefits Upon      from the BB&T
Funds
Position                    BB&T Funds          of Fund Expenses             Retirement         Paid to Trustee
--------                    ----------          ----------------             ----------         ---------------
Walter B. Grimm             None                None                         None               None
Chairman of the Board

W. Ray Long                 None                None                         None               None
Trustee

William E. Graham           $9,000              None                         None               $9,000
Trustee

Thomas W. Lambeth           $9,000              None                         None               $9,000
Trustee

Robert W. Stewart           $9,000              None                         None               $9,000
Trustee



1 Figures are for the Funds' fiscal year ended September 30, 1998. The BB&T Funds includes eighteen separate series.


Investment Adviser


         Investment advisory and management services are provided to each Fund of the BB&T Funds by BB&T pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated October 1, 1992.

         The Advisory Agreement provides that BB&T shall not be liable for any error of judgment or mistake of law or for any loss suffered by the BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T in the performance of its duties, or from reckless disregard by BB&T of its duties and obligations thereunder.



         Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 1999 as to each of the Funds and from year to year if such continuance is approved at least annually by the BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         For the fiscal year or period ended September 30, 1998, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $883,574 (which was $271,649 less than the maximum amount of advisory fees, if charged); Prime Money Market Fund: $132,875 (which was $73,260 less than the maximum amount of advisory fees if charged); Short-Intermediate U.S. Government Fund:
$770,752 (which was $154,167 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government Fund: $907,396 (which was $181,482 less than the maximum amount of advisory fees, if charged); Growth and Income Stock
Fund: $2,095,241 (which was $1,005,608 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $416,698 (which was $83,340 less than the maximum amount of advisory fees, if charged); South Carolina Fund:
$64,984 (from commencement of operations on October 20, 1997) (which was $43,717 less than the maximum amount of advisory fees if charged); Balanced Fund:
$694,357 (which was $333,244 less than the maximum amount of advisory fees, if charged); International Equity Fund: $710,172 (which was $0 less than the maximum amount of advisory fees, if charged); Large Company Growth Fund:
$258,070 (from commencement of operations on October 3, 1997) (which was $123,874 less than the maximum amount of advisory fees if charged); Small Company Growth Fund: $890,569 (which was $0 less than the maximum amount of advisory fees, if charged); Capital Manager Conservative Growth Fund: $11,280 (from commencement of operations on October 2, 1997) (which was $45,273 less than the maximum amount of advisory fees if charged); Capital Manager Moderate Growth Fund: $11,256 (from commencement of operations on October 2, 1997) (which was $45,181 less than the maximum amount of advisory fees if charged); and Capital Manager Growth Fund: $11,209 (from commencement of operations on October 2, 1997) (which was $44,992 less than the maximum amount of advisory fees if charged).

         For the fiscal year ended September 30, 1997, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $940,705 (which was $0 less than the maximum amount of advisory fees, if charged); Short-Intermediate U.S. Government Fund: $562,927 (which was $94,368 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $812,351 (which was $135,725 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund: $2,147,800 (which was $698,408 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $363,548 (which was $61,045 less than the maximum amount of advisory fees, if charged); Balanced Fund: $707,060 (which was $229,694 less than the maximum amount of advisory fees, if charged); International Equity
Fund: $326,911 (from commencement of operations on January 2, 1997) (which was $6,794 less than the maximum amount of advisory fees, if charged); and Small Company Growth Fund: $551,965 (which was $0 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1997.

         For the fiscal year ended September 30, 1996, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $731,113; Short-Intermediate U.S. Government Fund: $288,263 (which is $57,944 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $531,655 (which is $106,977 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund $1,005,731 (which is $484,272 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free
Fund: $179,367 (which is $35,889 less than the maximum amount of advisory fees, if charged); Balanced Fund: $371,267 (which is $178,695 less than the maximum amount of advisory fees, if charged) and Small Company Growth Fund: $307,915 (which is $796 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the International Equity Fund, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1996.


 Sub-Advisers


         Investment sub-advisory and management services are provided to the Small Company Growth Fund by BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 13, 1997 between BB&T and BFMI.


         The Sub-Advisory Agreement provides that BFMI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the BB&T Funds in connection with the performance of such Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BFMI in the performance of its duties, or from reckless disregard by BFMI of its duties and obligations thereunder.


         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or, on 60 days' written notice, by BFMI or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BFMI are borne exclusively by BB&T as Adviser to the Small Company Growth Fund.


         For the fiscal year ended September 30, 1998, BB&T paid BFMI $426,658 for sub- advisory services to the Small Company Growth Fund. For the fiscal year ended September 30, 1997, BB&T paid BFMI and PNC Bank (the former Sub-Adviser to the Small Company Growth Fund) $272,847 and $124,980 for sub-advisory services. For the fiscal year ended September 30, 1996, BB&T paid $154,356 and $34,132, respectively, in investment sub-advisory fees to PNC Bank.


         Investment sub-advisory and management services are provided to the International Equity Fund and the Tax-Free Money Market Fund by BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of January 2, 1997 between BB&T and BlackRock International.



         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until December 31, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the BB&T FUNDS' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by BlackRock International, or by BB&T. The SUB-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BlackRock International are borne exclusively by BB&T as Adviser to the International Equity Fund and the Tax-Free Money Market Fund. For the fiscal year ended September 30, 1998, and for the period from the commencement of operations, January 2, 1997 to September 30, 1997, BB&T paid BlackRock International $344,577 and $163,456, respectively, for sub-advisory services to the International Equity Fund.

         Investment sub-advisory and management services are provided to the Prime Money Market Fund by BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of April 30, 1997 between BB&T and BIMC.


         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by BIMC or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BIMC are borne exclusively by BB&T as Adviser to the Prime Money Market Fund. For the period from the commencement of operations, October 1, 1997 to September 30, 1998, BB&T paid BIMC $46,694 for sub-advisory services to the Prime Money Market Fund.



         Investment sub-advisory and management services are provided to the Equity Index Fund by __________________________________________________________
pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of ___________, 1999 between BB&T and ________________________________________.



         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until __________, 200__ and thereafter will continue from year to year if such continuance is approved at least annually by the BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by ____________________________, or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-Advisory fees payable to ________________ are borne exclusively by BB&T as Adviser to the Equity Index Fund. The Equity Index Fund had not commenced operations as of September 30, 1998.



         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the BB&T Funds may include descriptions of each Sub-Adviser including, but not limited to, (i) descriptions of the Sub- Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Sub-Adviser's operations.

Portfolio Transactions


         Pursuant to the Advisory Agreement, BB&T and each Sub-Adviser determines, subject to the general supervision of the Board of Trustees of the BB&T Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, The Intermediate Corporate Bond Fund, the Large Company Growth Fund, the Small Company Growth Fund, the Equity Index Fund, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T and each Sub-Adviser generally seek competitive spreads or commissions, the BB&T FUNDS may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


         During the fiscal year ended September 30, 1998, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $152,631. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $118,652,289; aggregate commissions: $152,631.

         During the fiscal year ended September 30, 1998, the Balanced Fund paid aggregate brokerage commissions in the amount of $49,964. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $38,484,168; aggregate commissions: $49,964.

         During the fiscal year ended September 30, 1998, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $91,551.

         During the fiscal year ended September 30, 1998, the Large Company Growth Fund paid aggregate brokerage commissions in the amount of $125,276. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Large Company

Growth Fund to brokers because of research services provided in the following amounts: $97,877,295; aggregate commissions: $125,276.

         During the fiscal year ended September 30, 1998, the International Equity Fund paid aggregate brokerage commissions in the amount of $240,357. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the International Equity Fund to brokers because of research services provided in the following amounts: $12,332,336; aggregate commissions:
$36,268.

         During the fiscal year ended September 30, 1997, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $151,013. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $106,698,201; aggregate commissions: $142,060.

         During the fiscal year ended September 30, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $42,859. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $29,962,265; aggregate commissions: $41,873.

         During the fiscal year ended September 30, 1997, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $40,983.

         During the fiscal year ended September 30, 1996, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $173,857. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $77,196,850; aggregate commissions: $145,882.

         During the fiscal year ended September 30, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $39,945. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $20,263,088; aggregate commissions: $6,614.

         During the fiscal year ended September 30, 1996, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $18,046.

         Allocation of transactions, including their frequency, to various dealers is determined by BB&T and each Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts.

Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in
Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T and each Sub-Adviser and does not reduce the advisory fees payable to BB&T or each Sub-Adviser. Such information may be useful to BB&T or each Sub-Adviser in serving both the BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T or each Sub-Adviser in carrying out its obligations to the BB&T Funds.


         To the extent permitted by applicable rules and regulations, either BB&T or the Sub- Advisers may execute portfolio transactions on behalf of the Funds through an affiliate of BB&T. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.


         Investment decisions for each Fund of the BB&T Funds are made independently from those for the other Funds or any other investment company or account managed by BB&T or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as the BB&T FUNDS. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of the BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T or the Sub- Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the BB&T Funds, BB&T or the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the BB&T Funds is a customer of BB&T or a Sub-Adviser or their parents, subsidiaries, or affiliates, and, in dealing with their customers, BB&T or a Sub-Adviser and their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the BB&T Funds.


Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts.

Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         BB&T and PNC Bank Corp. subsidiaries, BFMI, BIMC, BlackRock International, and ______________ believe that they possess the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Advisory Agreement and Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T or PNC Bank Corp.'s subsidiaries from continuing to perform such services for the BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T or PNC Bank Corp.'s subsidiaries, the Board of Trustees of the BB&T Funds would review the BB&T Funds' relationship with BB&T and the Sub-Adviser and consider taking all action necessary in the circumstances.



         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T or any Sub-Adviser or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the BB&T Funds, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the BB&T Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.


Manager and Administrator

         BISYS Fund Services, Inc. serves as Administrator (the "Administrator") to each Fund pursuant to the Management and Administration Agreement dated as of October 1, 1992, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by BB&T under the Advisory Agreement and BFMI, BlackRock International, and BIMC under the Sub-Advisory Agreements, those performed by Star Bank, N.A. and Bank of New York under their custodial services agreements with the BB&T Funds and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the BB&T Funds). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.



         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the U.S. Treasury Fund, the Prime Money Market Fund, and the Tax-Free Money Market Fund, to maintain office facilities for the BB&T Funds, to maintain the BB&T Funds' financial accounts and records, and to furnish the BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by the BB&T Funds. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the BB&T Funds' operations (other than those performed by BB&T under the Advisory Agreement and BFMI, BlackRock International and BIMC under the Sub-Advisory Agreements, those by Star Bank, N.A. and Bank of New York under its custodial services agreements with the BB&T Funds and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.



         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or
(b) such fee as may from time to time be agreed upon in writing by the BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.


         For the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998 each of the Funds paid the following administration fees to the Administrator: U.S. Treasury Fund: $365,557, $470,355, and $441,787 (which is $135,824 less than the maximum amount of administration fees, if charged), respectively; Short-Intermediate Fund: $115,305, $187,425, and $266,751 (which is $41,555 less than the maximum amount of administration fees, if charged), respectively; Intermediate U.S. Government Bond Fund: $212,620, $270,652, and $362,963, respectively; Growth and Income Fund: $402,293, $579,761, and $838,105, respectively; North Carolina Fund:

$53,810 (which is $17,942 less than the maximum amount of administration fees, if charged), $121,183, and $121,009 (which is $41,670 less than the maximum amount of administration fees, if charged), respectively; Balanced Fund:
$148,506, $190,947, and $277,746, respectively; and Small Company Growth Fund:
$61,583, $110,393, and $178,115, respectively. For the period from commencement of operations to September 30, 1997 and for the fiscal year ended September 30, 1998, the International Equity Fund paid $64,023 and $142,036, respectively, in administrative fees to the Administrator. For the period from commencement of operations to September 30, 1998, each of the Funds paid the following administration fees to the Administrator: Prime Money Market Fund: $55,572 (which is $47,495 less than the maximum amount of administration fees, if charged) (commencement of operations on October 1, 1997); South Carolina Fund:
$19,413 (which is $16,821 less than the maximum amount of administration fees, if charged) (commencement of operations on October 20, 1997); Large Company Growth Fund: $103,228 (commencement of operations on October 3, 1997); Capital Manager Conservative Growth Fund: $11,280 (which is $31 less than the maximum amount of administration fees, if charged) (commencement of operations on October 2, 1997); Capital Manager Moderate Growth Fund: $11,256 (which is $31 less than the maximum amount of administration fees, if charged) (commencement of operations on October 2, 1997); and Capital Manager Growth Fund: $11,209 (which is $31 less than the maximum amount of administration fees, if charged) (commencement of operations on October 2, 1997).


         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), will continue until September 30, 2002. Thereafter, the Administration Agreement shall be renewed automatically for successive five year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by the BB&T Funds' Board of Trustees or by the Administrator.



         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


Distributor


         BISYS Fund Services LP serves as distributor to each Fund of the BB&T FUNDS pursuant to a Distribution Agreement dated October 1, 1993, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the BB&T Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of the

Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         No compensation is paid to the Distributor under the Distribution Agreement. However, the Distributor is entitled to receive payments under the Distribution and Shareholder Services Plan, dated October 1, 1992, as restated February 7, 1997 (the "Distribution Plan"). The fee of 0.50% of average daily net assets of Class A Shares of each Fund (which has been voluntarily reduced to 0.25% for each Fund, other than the Funds of Funds, and reduced to 0.15% for the Funds of Funds) and the fee of 1.00% of average daily net assets of Class B Shares of each Fund payable under the Distribution Plan, to which Class A and Class B Shares of each Fund of the BB&T Funds are subject, is described in the Class A and Class B Prospectus.


         For the fiscal year ended September 30, 1998, each of the Funds paid the following fees under the Distribution Plan for Class A Shares: U.S. Treasury
Fund: $93,967 (which was $94,418 less than the maximum amount of fees under the Distribution Plan, if charged); Prime Money Market Fund: $2,967 (which was $2,942 less than the maximum amount of fees under the Distribution Plan, if charged); Short-Intermediate Fund: $11,478 (which was $11,479 less than the maximum amount of fees under the Distribution Plan, if charged); Intermediate U.S. Government Bond Fund: $10,589 (which was $10,589 less than the maximum amount of fees under the Distribution Plan, if charged); Growth and Income Stock
Fund: $98,954 (which was $98,946 less than the maximum amount of fees under the Distribution Plan, if charged); North Carolina Fund: $14,955 (which was $34,895 less than the maximum amount of fees under the Distribution Plan, if charged); South Carolina Fund: $312 (which was $729 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 20, 1997): Balanced Fund: $55,648 (which was $55,643 less than the maximum amount of fees under the Distribution Plan, if charged); Large Company Growth Fund: $2,079 (which was $2,076 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 3, 1997); Small Company Growth Fund: $28,875 (which was $28,876 less than the maximum amount of fees under the Distribution Plan, if charged); International Equity Fund: $2,914 (which was $2,914 less than the maximum amount of fees under the Distribution Plan, if charged); Capital Manager Conservative Growth Fund:
$43 (which was $68 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997); Capital Manager Moderate Growth Fund: $467 (which was $489 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997) and Capital Manager Growth Fund: $222 (which was $278 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997).

         For the fiscal year ended September 30, 1998, each of the Funds paid the following fees under the Distribution Plan for Class B Shares: U.S. Treasury
Fund: $12,359; Intermediate U.S. Government Fund: $8,701; Growth and Income Stock Fund: $261,070; Balanced Fund: $109,512; Small Company Growth Fund:
$93,005; International Equity Fund: $17,346; Prime Money Market Fund: $175 (from commencement of operations on September 2, 1998); and Large Company Growth Fund:
$15,480 (from commencement of operations on October 3, 1997.

         The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution Plan was approved on February 7, 1997. The Distribution Plan provides for fees only upon the Class A and Class B Shares of each Fund.

         On October 1, 1993, The Winsbury Company (now known as BISYS Fund Services) and its affiliated companies, including The Winsbury Service Corporation (now known as BISYS Fund Services Ohio, Inc.), were acquired by the BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations.


         The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of the BB&T Funds, and is materially identical to the terminated distribution agreement.



         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A and Class B Shares. The BB&T Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.


Securities Lending Agent

         The BB&T Funds has retained Cantor Fitzgerald & Co. ("Cantor Fitzgerald") as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of the BB&T Funds. Cantor Fitzgerald has employed BISYS to provide certain administrative services relating to securities lending transactions entered into on behalf of the BB&T Funds. Cantor Fitzgerald, rather than the BB&T Funds, will compensate BISYS for those services.


Custodian


         Firststar Bank, N.A. serves as the Custodian to the BB&T Funds. Bank of New York serves as the International Equity Fund's Custodian.


Transfer Agent and Fund Accounting Services


         BISYS Fund Services Ohio, Inc. serves as transfer agent to each Fund of the BB&T Funds pursuant to a Transfer Agency Agreement with the BB&T Funds.



         BISYS Fund Services Ohio, Inc. also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the BB&T Funds. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, subject to a minimum annual fee.


Independent Auditors

         KPMG LLP ("KPMG") has been selected as independent auditors. KPMG's address is Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215.

Legal Counsel


         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 are counsel to the BB&T Funds.


                             PERFORMANCE INFORMATION

Yields of the Money Market Funds


         As summarized in the Prospectuses of the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund under the heading "Performance Information," the "yield" of the U.S. Treasury Fund, the Prime Money Market Fund and the Tax-Free Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The yield and effective yield of each Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         With respect to Class A Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.49% and 4.59%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1997, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.74% and 4.85%, respectively. With respect to the Class B Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 3.74% and 3.81%.

         With respect to Class A Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund calculated as described above was 4.71% and 4.82%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund calculated as described above was 5.06% and 5.19%, respectively. With respect to Class B Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund was 3.96% and 4.04%.


Yields of the Other Funds of the BB&T Funds



         As summarized in the Prospectuses under the heading "Performance Information," yields of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Virginia Fund, Short-Intermediate Fund, Intermediate U.S. Government Bond Fund, Intermediate Corporate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, Equity Index Fund and the Funds of Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period, according to the following formula:

                                   a-b

                30-Day Yield = 2[( ----- +1)(6)-1]

                                   cd

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.


         Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the BB&T Funds allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each Fund.



         The North Carolina Fund, the South Carolina Fund and the Virginia Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the North Carolina, South Carolina and Virginia Funds' yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the North Carolina Fund, the South Carolina Fund and the Virginia Fund is computed by dividing that portion of the effective yield of the North Carolina, South Carolina and Virginia Funds which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.


         With respect to Class A Shares, for the 30-day period ended September 30, 1998, the yields of the Funds were as follows: Short-Intermediate Fund -- 4.16% (with maximum sales load) and 4.25% (with no sales load); Intermediate U.S. Government Bond Fund -- 4.11% (with maximum sales load) and 4.30% (with no sales load); North Carolina Fund -- 3.13% (with maximum sales load) and 3.19% (with no sales load); South Carolina Fund -- 3.32% (with maximum sales load) and 3.39% (with no sales load); and Balanced Fund -- 2.22% (with maximum sales load) and 2.32% (with no sales load). With respect to Class A Shares the tax-equivalent yield for the North Carolina Fund and South Carolina Fund for the same period were 5.62% and 5.91%, respectively, (with maximum sales load) and 5.73% and 6.04%, respectively, (with no sales load).

         With respect to Class B Shares for the 30-day period ended September 30, 1998, the yields of the Funds were as follows: Intermediate U.S. Government Bond Fund -- 3.57% and Balanced Fund -- 1.55%.

         With respect to Trust Shares, for the 30-day period ended September 30, 1998, the yields of each of the Funds were as follows: Short-Intermediate Fund -- 4.50%; Intermediate U.S. Government Bond Fund -- 4.55%; North Carolina Fund -- 3.34%; South Carolina Fund -- 3.54%; and Balanced Fund -- 2.54%. With respect to Trust Shares, the tax-equivalent yield for the same period for the North Carolina Fund and South Carolina Fund were 5.99% and 6.30%, respectively.


         Investors in the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Equity Index Fund, and the Funds of Funds, are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.


Calculation of Total Return

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         With respect to Class A Shares, for the one-year period ended September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short- Intermediate -- 6.32%, Intermediate Bond -- 8.02%, Growth and Income -- (4.39)%, North Carolina -- 4.50%, Balanced -- 2.10%, Small Company Growth -- (27.24)%, and International Equity Funds -- (13.67)%. For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate -- 8.50%, Intermediate Bond -- 13.07%,

Growth and Income -- 0.10%, North Carolina -- 6.63%, U.S. Treasury -- 4.75%, Balanced --6.89%, Small Company Growth -- (23.81)%, and International Equity Funds -- (9.60)%.

         With respect to Trust Shares, for the one-year period ended September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 8.77%, Intermediate Bond -- 13.46%, Growth and Income -- 0.35%, North Carolina -- 6.90%, U.S. Treasury -- 5.01%, Balanced -- 7.18%, Small Company Growth Funds -- (23.62)%, and International Equity Funds -- (9.45)%.

         With respect to Class B Shares, for the one-year period ended September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Intermediate Bond -- 8.26%, Growth and Income -- (4.37)%, Balanced -- 2.16%, Small Company Growth - - (27.38)%, U.S. Treasury -- (0.03)%, and International Equity Funds -- (13.80)%, respectively. For the same period, average annual total returns (without sales load) were as follows: for the Intermediate Bond -- 12.26%, Growth and Income -- (0.67)%, U.S. Treasury -- 3.97%, Balanced -- 6.16%, Small Company Growth -- (24.40)%, and International Equity Funds -- (10.29)%.


         With respect to Class A Shares for the period from commencement of operations to September 30, 1998, average annual total returns (with maximum sales load) were as follows: South Carolina -- 5.79% (commencement of operations on October 20, 1997), Large Company Growth -- (6.91)% (commencement of operations on October 3, 1997), Capital Manager Conservative Growth -- (2.65)% (commencement of operations on January 29, 1998), Capital Manager Moderate Growth -- (4.40)% (commencement of operations on January 29, 1998), Capital Manager Growth -- (5.91)% (commencement of operations on January 29, 1998). For the same period, average annual total return (without sales load) were as follows: for the Prime Money Market -- 4.93%, South Carolina -- 7.91%, Large Company Growth -- (2.54)%, Capital Manager Conservative Growth -- 1.89%, Capital Manager Moderate Growth -- 0.10%, and Capital Manager Growth -- (1.45)%.


         With respect to Trust Shares for the period from commencement of operations to September 30, 1998, average annual total returns were as follows: for the Prime Money Market -- 5.23% (commencement of operations on October 1,
1997), South Carolina -- 8.02% (commencement of operations on October 20, 1997), Large Company Growth -- (2.33)% (commencement of operations on October 3, 1997), Capital Manager Conservative Growth -- 3.95% (commencement of operations on October 2, 1997), Capital Manager Moderate Growth -- 0.68% (commencement of operations on October 2, 1997), and Capital Manager Growth -- (1.72)% (commencement of operations on October 2, 1997).


         With respect Class B Shares of the Large Company Growth Fund for the period from October 3, 1997 (commencement of operations) to September 30, 1998, average annual total returns (with maximum sales load) was (6.96)% and (with no sales load) was (3.13)%.

         With respect to Class A Shares, for the five year period through September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short- Intermediate -- 4.61%, Intermediate Bond -- 5.28%, Growth and Income -- 14.71%, North Carolina -- 3.89%, and Balanced Funds -- 10.38%. For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate -- 5.04%, Intermediate Bond -- 6.26%, Growth and Income -- 15.77%, North Carolina -- 4.31%, U.S. Treasury -- 4.26%, and Balanced Funds -- 11.40%.


         With respect to Trust Shares, for the five-year period through September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 5.29%, Intermediate Bond -- 6.54%, Growth and Income -- 16.06%, North Carolina -- 4.48%, U.S. Treasury -- 4.50%, and Balanced Funds -- 11.68%.



         With respect to Class A Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short-Intermediate -- 5.30% (commencement of operations on November 30, 1992), Intermediate Bond -- 6.17% (commencement of operations on October 9, 1992), Growth and Income -- 14.95% (commencement of operations on October 9, 1992), North Carolina -- 4.37% (commencement of operations on October 16, 1992), Balanced -- 10.46% (commencement of operations on October 5, 1992), Small Company Growth -- 14.92% (commencement of operations on December 7, 1994) and International Equity Funds -- (1.48)% (commencement of operations on January 2, 1997). For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate -- 5.65%, Intermediate Bond -- 6.99%, Growth and Income -- 15.83%, North Carolina -- 4.72%, U.S. Treasury -- 3.99%, Balanced -- 11.43%,
Small Company Growth -- 16.31% and International Equity Funds -- 1.15%.



         With respect to Trust Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 5.90% (commencement of operations on November 30, 1992), Intermediate Bond -- 7.27% (commencement of operations on October 9, 1992), Growth and Income -- 16.13% (commencement of operations on October 9, 1992), North Carolina - -4.87% (commencement of operations on October 16, 1992), U.S. Treasury -- 4.21% (commencement of operations on October 5, 1992), Balanced -- 11.67% (commencement of operations on October 9, 1992), Small Company Growth -- 16.64% (commencement of operations on December 7, 1994) and International Equity Funds -- 1.50% (commencement of operations on January 2, 1997).



         With respect to Class B Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns (with maximum sales load) for the Intermediate Bond -- 4.98% (commencement of operations on January 1, 1996), Growth and Income -- 15.88% (commencement of operations on January 1, 1996), U.S. Treasury -- 3.45% (commencement of operations on January 1, 1996), Balanced -- 10.95% (commencement of operations on January 1, 1996), Small

Company Growth -- 3.55% (commencement of operations on January 1, 1996) and International Equity Funds -- (1.74)% (commencement of operations on January 2,
1997). For the same period, average annual total returns (without sales load) were as follows: for the Intermediate Bond -- 5.97%, Growth and Income -- 16.72%, U.S. Treasury -- 3.59%, Balanced -- 11.86%, Small Company Growth --15.67% and International Equity Funds -- 0.53%.



         The yields, effective yields, tax-equivalent yields, tax-equivalent effective yields, and total return set forth above were calculated for each class of each Fund's Shares. No yield or total return information is available for the Tax-Free Money Market Fund, the Virginia Fund, the Intermediate Corporate Bond Fund and the Equity Index Fund, which had not commenced operations as of the date of this Statement of Additional Information.


         At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

Performance Comparisons

         Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may from time to time be included in advertisements.


         From time to time, the BB&T Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the BB&T Funds, (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE") is an index composed of a sample of companies representative of the market structure of twenty European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of a stratified sampling of all listed stocks.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


         The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a Rating Agency.


         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.


         In addition, with respect to the North Carolina Fund, the South Carolina Fund and the Virginia Fund, the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3.00% to 5.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the North Carolina Fund, the South Carolina Fund and the Virginia Fund, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. This table does not reflect any alternative minimum tax liability. Investors should consult their tax advisers with specific reference to their own tax situation.

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND


SINGLE RETURN                              COMBINED
SAMPLE                       NORTH        FEDERAL AND
TAXABLE        FEDERAL      CAROLINA         N.C.                        ................... TAX-EXEMPT YIELDS .................
INCOME         MARGINAL     MARGINAL       MARGINAL
(1998)         TAX RATE     TAX RATE       TAX RATE     3.00         3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$12,750          15.00%       6.00%         20.10%      3.75%        4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$12,751 TO
$25,350          15.00%       7.00%         20.95%      3.80%        4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$25,351 TO
$60,000          28.00%       7.00%         33.04%      4.48%        5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$60,001 TO
$61,400          28.00%       7.75%         33.58%      4.52%        5.27%         6.02%       6.78%         7.53%        8.28%

FROM
$60,401 TO
$128,100         31.00%       7.75%         36.35%      4.71%        5.50%         6.28%       7.07%         7.86%        8.64%

FROM
$128,101 TO
$278,450         36.00%       7.75%         40.96%      5.08%        5.93%         6.78%       7.62%         8.47%        9.32%

OVER
$278,450         39.60%       7.75%         44.28%      5.38%        6.28%         7.18%       8.08%         8.97%        9.87%





SINGLE RETURN
SAMPLE
TAXABLE
INCOME
(1998)           6.00%        6.50%         7.00%
FROM
$0 TO
$12,750          7.51%        8.14%         8.76%

FROM
$12,751 TO
$25,350          7.59%        8.22%         8.86%

FROM
$25,351 TO
$60,000          8.96%        9.71%         10.45%

FROM
$60,001 TO
$61,400          9.03%        9.79%         10.54%

FROM
$60,401 TO
$128,100         9.43%        10.21%        11.00%

FROM
$128,101 TO
$278,450         10.16%       11.01%        11.86%

OVER
$278,450         10.77%       11.67%        12.56%

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND


MARRIED
FILING JOINTLY                              COMBINED
SAMPLE                          NORTH      FEDERAL AND
TAXABLE          FEDERAL      CAROLINA        N.C.                        ................... TAX-EXEMPT YIELDS ..................
INCOME           MARGINAL     MARGINAL      MARGINAL
(1998)           TAX RATE     TAX RATE      TAX RATE      3.00         3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$21,250            15.00%       6.00%         20.10%      3.75%        4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$21,251 TO
$42,350            15.00%       7.00%         20.95%      3.80%        4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$42,351 TO
$100,000           28.00%       7.00%         33.04%      4.48%        5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$100,001 TO
$102,300           28.00%       7.75%         33.58%      4.52%        5.27%         6.02%       6.78%         7.53%        8.28%

FROM
$102,301 TO
$155,950           31.00%       7.75%         36.35%      4.71%        5.50%         6.28%       7.07%         7.86%        8.64%

FROM
$155,951 TO
$278,450           36.00%       7.75%         40.96%      5.08%        5.93%         6.78%       7.62%         8.47%        9.32%

OVER
$278,450           39.60%       7.75%         44.28%      5.38%        6.28%         7.18%       8.08%         8.97%        9.87%






MARRIED
FILING JOINTLY
SAMPLE
TAXABLE
INCOME
(1998)               6.00%         6.50%         7.00%
FROM
$0 TO
$21,250               7.51%        8.14%         8.76%

FROM
$21,251 TO
$42,350               7.59%        8.22%         8.86%

FROM
$42,351 TO
$100,000              8.96%        9.71%         10.45%

FROM
$100,001 TO
$102,300              9.03%        9.79%         10.54%

FROM
$102,301 TO
$155,950              9.43%        10.21%        11.00%

FROM
$155,951 TO
$278,450              10.16%       11.01%        11.86%

OVER
$278,450              10.77%       11.67%        12.56%

                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND


SINGLE RETURN                              COMBINED
SAMPLE                         SOUTH      FEDERAL AND
TAXABLE         FEDERAL      CAROLINA        S.C.                           ................... TAX-EXEMPT YIELDS ............
INCOME          MARGINAL     MARGINAL      MARGINAL
(1998)          TAX RATE     TAX RATE      TAX RATE     3.00       3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$2,310           15.00%       2.50%         17.13%      3.62%      4.22%         4.83%       5.43%         6.03%        6.64%

FROM
$2,311 TO
$4,620           15.00%       3.00%         17.55%      3.64%      4.24%         4.85%       5.46%         6.06%        6.67%

FROM
$4,621 TO
$6,930           15.00%       4.00%         18.40%      3.68%      4.29%         4.90%       5.51%         6.13%        6.74%

FROM
$6,931 TO
$9,240           15.00%       5.00%         19.25%      3.72%      4.33%         4.95%       5.57%         6.19%        6.81%

FROM
$9,241 TO
$11,550          15.00%       6.00%         20.10%      3.75%      4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$11,551 TO
$25,350          15.00%       7.00%         20.95%      3.80%      4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$25,351 TO
$61,400          28.00%       7.00%         33.04%      4.48%      5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$61,401 TO
$128,100         31.00%       7.00%         35.83%      4.68%      5.45%         6.23%       7.01%         7.79%        8.57%

FROM
$128,101 TO
$278,450         36.00%       7.00%         40.48%      5.04%      5.88%         6.72%       7.56%         8.40%        9.24%

OVER
$278,450         39.60%       7.00%         43.83%      5.34%      6.23%         7.12%       8.01%         8.90%        9.79%







SINGLE RETURN
SAMPLE
TAXABLE
INCOME
(1998)               6.00%         6.50%         7.00%
FROM
$0 TO
$2,310               7.24%         7.84%         8.45%

FROM
$2,311 TO
$4,620               7.28%         7.88%         8.49%

FROM
$4,621 TO
$6,930               7.35%         7.97%         8.58%

FROM
$6,931 TO
$9,240               7.43%         8.05%         8.67%

FROM
$9,241 TO
$11,550              7.51%         8.14%         8.76%

FROM
$11,551 TO
$25,350              7.59%         8.22%        8.86%

FROM
$25,351 TO
$61,400              8.96%         9.71%        10.45%

FROM
$61,401 TO
$128,100             9.35%         10.13%       10.91%

FROM
$128,101 TO
$278,450             10.08%        10.92%       11.76%

OVER
$278,450             10.68%        11.57%       12.46%

                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND


MARRIED FILING                                COMBINED
JOINTLY                         SOUTH        FEDERAL AND
TAXABLE           FEDERAL      CAROLINA         S.C.                         ................... TAX-EXEMPT YIELDS ...............
INCOME            MARGINAL     MARGINAL       MARGINAL
(1998)            TAX RATE     TAX RATE       TAX RATE     3.00        3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$2,310              15.00%       2.50%         17.13%      3.62%       4.22%         4.83%       5.43%         6.03%        6.64%

FROM
$2,311 TO
$4,620              15.00%       3.00%         17.55%      3.64%       4.24%         4.85%       5.46%         6.06%        6.67%

FROM
$4,621 TO
$6,930              15.00%       4.00%         18.40%      3.68%       4.29%         4.90%       5.51%         6.13%        6.74%

FROM
$6,931 TO
$9,240              15.00%       5.00%         19.25%      3.72%       4.33%         4.95%       5.57%         6.19%        6.81%

FROM
$9,241 TO
$11,550             15.00%       6.00%         20.10%      3.75%       4.38%         5.01%       5.63%         6.26%        6.88%

FROM
$11,551 TO
$42,350             15.00%       7.00%         20.95%      3.80%       4.43%         5.06%       5.69%         6.33%        6.96%

FROM
$42,351 TO
$102,300            28.00%       7.00%         33.04%      4.48%       5.23%         5.97%       6.72%         7.47%        8.21%

FROM
$102,301 TO
$155,950            31.00%       7.00%         35.83%      4.68%       5.45%         6.23%       7.01%         7.79%        8.57%

FROM
$155,951 TO
$278,450            36.00%       7.00%         40.48%      5.04%       5.88%         6.72%       7.50%         8.40%        9.24%

OVER
$278,450            39.60%       7.00%         43.83%      5.34%       6.23%         7.12%       8.01%         8.90%        9.79%






MARRIED FILING
JOINTLY
TAXABLE
INCOME
(1998)                6.00%         6.50%         7.00%
FROM
$0 TO
$2,310                7.24%         7.84%         8.45%

FROM
$2,311 TO
$4,620                7.28%         7.88%         8.49%

FROM
$4,621 TO
$6,930                7.35%         7.97%         8.58%

FROM
$6,931 TO
$9,240                7.43%         8.05%         8.67%

FROM
$9,241 TO
$11,550               7.51%         8.14%         8.76%

FROM
$11,551 TO
$42,350               7.59%         8.22%         8.86%

FROM
$42,351 TO
$102,300              8.96%         9.71%         10.45%

FROM
$102,301 TO
$155,950              9.35%         10.13%        10.91%

FROM
$155,951 TO
$278,450              10.08%        10.92%        11.76%

OVER
$278,450              10.68%        11.57%        12.46%

                     APPROXIMATE YIELD TABLE: VIRGINIA FUND


                                             COMBINED
SINGLE                                     FEDERAL AND
TAXABLE          FEDERAL       VIRGINIA      VIRGINIA                        ................... TAX-EXEMPT YIELDS .............
INCOME           MARGINAL      MARGINAL      MARGINAL
(1998)           TAX RATE      TAX RATE      TAX RATE    3.00       3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$2,999           15.00%        2.00%         16.70%      3.60%      4.20%         4.80%       5.40%         6.00%        6.60%

FROM
$3,000 TO
$4,999           15.00%        3.00%         17.55%      3.64%      4.24%         4.85%       5.46%         6.06%        6.67%

FROM
$5,000 TO
$16,999          15.00%        5.00%         19.25%      3.72%      4.33%         4.95%       5.57%         6.19%        6.81%

FROM
$17,000 TO
$25,350          15.00%        5.75%         19.89%      3.74%      4.37%         4.99%       5.62%         6.24%        6.87%

FROM
$25,351 TO
$61,400          28.00%        5.75%         32.14%      4.42%      5.16%         5.89%       6.63%         7.37%        8.10%

FROM
$61,401 TO
$128,001         31.00%        5.75%         34.97%      4.61%      5.38%         6.15%       6.92%         7.69%        8.46%

FROM
$128,101 TO
$278,450         36.00%        5.75%         39.68%      4.97%      5.80%         6.63%       7.46%         8.29%        9.12%

OVER
278,450          39.60%        5.75%         43.07%      5.27%      6.15%         7.03%       7.90%         8.78%        9.66%






SINGLE
TAXABLE
INCOME
(1998)               6.00%         6.50%         7.00%
FROM
$0 TO
$2,999               7.20%         7.80%         8.40%

FROM
$3,000 TO
$4,999               7.28%         7.88%         8.49%

FROM
$5,000 TO
$16,999              7.43%         8.05%         8.67%

FROM
$17,000 TO
$25,350              7.49%         8.11%         8.74%

FROM
$25,351 TO
$61,400              8.84%         9.58%         10.32%

FROM
$61,401 TO
$128,001             9.23%         10.00%        10.76%

FROM
$128,101 TO
$278,450             9.95%         10.78%        11.60%

OVER
278,450              10.54%        11.42%        12.30%

                     APPROXIMATE YIELD TABLE: VIRGINIA FUND



MARRIED FILING                                   COMBINED
JOINTLY                                         FEDERAL AND
TAXABLE              FEDERAL       VIRGINIA      VIRGINIA                      ................... TAX-EXEMPT YIELDS ............
INCOME               MARGINAL      MARGINAL      MARGINAL
(1998)               TAX RATE      TAX RATE      TAX RATE    3.00     3.50%         4.00%       4.50%         5.00%        5.50%
FROM
$0 TO
$2,999               15.00%        2.00%         16.70%      3.60%    4.20%         4.80%       5.40%         6.00%        6.60%

FROM
$3,000 TO
$4,999               15.00%        3.00%         17.55%      3.64%    4.24%         4.85%       5.46%         6.06%        6.67%

FROM
$5,000 TO
$16,999              15.00%        5.00%         19.25%      3.72%    4.33%         4.95%       5.57%         6.19%        6.81%

FROM
$17,000 TO
$42,350              15.00%        5.75%         19.89%      3.74%    4.37%         4.99%       5.62%         6.24%        6.87%

FROM
$42,351 TO
$102,300             28.00%        5.75%         32.14%      4.42%    5.16%         5.89%       6.63%         7.37%        8.10%

FROM
$102,301 TO
$155,950             31.00%        5.75%         34.97%      4.61%    5.38%         6.15%       6.92%         7.69%        8.46%

FROM
$155,951 TO
$278,450             36.00%        5.75%         39.68%      4.97%    5.80%         6.63%       7.46%         8.29%        9.12%

OVER
$278,450             39.60%        5.75%         43.07%      5.27%    6.15%         7.03%       7.90%         8.78%        9.66%




MARRIED FILING
JOINTLY
TAXABLE
INCOME
(1998)                  6.00%         6.50%         7.00%
FROM
$0 TO
$2,999                  7.20%         7.80%         8.40%

FROM
$3,000 TO
$4,999                  7.28%         7.88%         8.49%

FROM
$5,000 TO
$16,999                 7.43%         8.05%         8.67%

FROM
$17,000 TO
$42,350                 7.49%         8.11%         8.74%

FROM
$42,351 TO
$102,300                8.84%         9.58%         10.32%

FROM
$102,301 TO
$155,950                9.23%         10.00%        10.76%

FROM
$155,951 TO
$278,450                9.95%         10.78%        11.60%

OVER
$278,450                10.54%        11.42%        12.30%

         The "combined Federal and N.C., S.C., OR VA Marginal Tax Rate" represents the combined federal and North Carolina, South Carolina and Virginia tax rates, respectively, available to taxpayers who itemize deductions adjusted to account for the federal deduction of state taxes paid.



         Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the North Carolina, South Carolina AND VIRGINIA Funds. Actual performance of the Funds may be more or less than that noted in the hypothetical illustrations.


                             ADDITIONAL INFORMATION

Organization and Description of Shares


         The BB&T Funds (Previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The BB&T Funds' Agreement and Declaration of Trust has been amended three times: (1) on June 25, 1992 to change the Trust's name, (2) on August 18, 1992, to provide for the issuance of multiple classes of shares, and (3) on May 17, 1999 to change the Trust's name. A copy of the BB&T FUNDS' Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The BB&T Funds presently has eighteen series of Shares offered to the public which represent interests in the U.S. Treasury Fund, the Prime Money Market Fund, the Tax-Free Money Market Fund, the Growth and Income Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and Equity Index Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, and the Capital Manager Growth Fund, respectively. The BB&T Funds' Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the BB&T Funds into one or more additional series.



         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the BB&T Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the BB&T Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.


         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the BB&T Funds and its Shares," shares of the BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the BB&T Funds and filed with the BB&T Funds' custodian or by vote of the holders of two-thirds of the outstanding shares of the BB&T Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Shareholder and Trustee Liability


         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the BB&T Funds. However, the BB&T Funds' Declaration of Trust disclaims Shareholder liability for acts or obligations of the BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.



         The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of the BB&T Funds or the conduct of the BB&T Funds' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the BB&T Funds shall look solely to the assets of the BB&T Funds for payment.

Miscellaneous


         The BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.



         The organizational expenses of each Fund of the BB&T Funds are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. In the event any of the initial Shares of the BB&T FUNDS are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of the BB&T Funds subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.



         The BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the BB&T Funds.



         As of February 18, 1999, the following persons owned of record or beneficially 5% or more of the Class A, Class B, or Trust Shares of the listed
Funds:


                U.S. Treasury Money Market Fund - Class A Shares


                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
National Financial Services Corp.             33,273,594.970                      78.15%
For the Exclusive Benefit of
Our Customers
P.O. Box 3752 Church Street Station
New York, NY  10008-3752

                U.S. Treasury Money Market Fund - Class B Shares


                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Burleigh J. Withers                           129,336.600                         6.72%        6.72%
IRA
424 Sinclair Street
Gastonia, NC  28054-7410

Burleigh J. Withers                           129,336.800                         6.72%        6.72%
IRA
424 Sinclair Street
Gastonia, NC  28054-7410

BISYS Fund Services                           433,051.240                        22.51%
FBO BB&T Sweep Customers
Attn:  Jeff Haller
3435 Stelzer Road
Columbus, OH  43219



                 U.S. TREASURY MONEY MARKET FUND - TRUST SHARES



                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Benefit Service Corporation                 16,860,138.419                        6.08%
BB&T Savings & Thrift Plans
1375 Peachtree Street, Suite 300
Atlanta, GA  30309-0000



                    PRIME MONEY MARKET FUND - CLASS A SHARES



                                                                              Percent Owned
Name and Address                            Total Shares                   Record     Beneficially
----------------                            ------------                   ------     ------------
French Family Properties                    224,876.790                    7.98%      7.98%
4310 Ludgate Street
Lumberton, NC  28358

Dorothy M. Doumar                           238,185.380                    8.45%      8.45%
7337 Barberry Lane
Norfolk, VA  23505

John P. Parker                              200,332.560                    7.11%        7.11%
1220 Graydon Ave.
Norfolk, VA  23507

William E. Humes                            221,957.730                    7.88%        7.88%
4 King Arthur Pl
Asheville, NC 28806

Daniel P. Sorrell                           150,178.160                    5.33%        5.33%
567 Winding Creek Road
Apt. E
Fayetteville, NC  28305-5171



                    Prime Money Market Fund - Class B Shares



                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Bisys Fund Services                         959,273.220                           85.97%
FBO BB&T Sweep Customers
Attn:  Jeff Haller
3435 Stelzer Rd.
Columbus, OH  43219

Scott Adams                                 84,866.910                            7.61%         7.61%
1971 Morrisville Carpenter Rd
Morrisville, NC  27560


         Short-Intermediate U.S. Government Income Fund - Class A Shares


                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
Henry Fibers, Inc.                          81,460.686                            18.08%       18.08%
P.O. Box 1675
Gastonia, NC  28053

          Short-Intermediate U.S. Government Income Fund - Trust Shares



                                                                                        Percent Owned
Name and Address                                     Total Shares                   Record     Beneficially
----------------                                     ------------                   ------     ------------
BB&T Capital Mgr.                                    816,893.298                    5.24%      5.24%
  Conservative Growth
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601


             Intermediate U.S. Government Bond Fund - Class A Shares


                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
Raymond H. Parks                            19,973.188                            5.57%      5.57%
Merril Parks
4818 Vickery Chapel Rd
Greensboro, NC  27407

Atlantic Coast Contractors Inc.             19,695.364                            5.49%        5.49%
7680 Townsend Dr.
Denver, NC  28037



              Intermediate U.S. Government Bond Fund - TRUST Shares



                                                                                    Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Benefit Service Corporation                 967,636.850                           5.53%
BB&T Savings & Thrift Plan
1375 Peachtree Street
Suite 300
Atlanta, GA  30309-0000

           North Carolina Intermediate Tax-Free Fund - Class A Shares


                                                                                    Percent Owed
Name and Address                              Total Shares                        Record       Beneficially
----------------                              ------------                        ------       ------------
Helen H. Hendricks                            71,616.650                          5.88%        5.88%
277 Beechwood Dr.
Mocksville, NC  27028

RL Honbarrier Co.                             201,301.693                         16.52%       16.52%
1507 Crestlin Road
High Point, NC  27260







              South Carolina Intermediate Tax-Free - Class A Shares


                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Sheldonia B. Whitby                         4,833.180                              7.37%        7.37%
120 S. Bendenbaugh
Leesville, SC  29070

Cheryl K. Boone                             14,639.981                            22.32%       22.32%
Wilt C. Boone
1901 Martin Rd.
Chapin, SC  29036

Cheryl K. Boone                             16,572.497                            25.27%       25.27%
George D. Boone
1901 Martin Rd.
Chapin, SC  29036

Sue B. Wigington                            1,468.005                             5.03%        5.03%
104 Wigington St.
Clemson, SC  29631

Leon J. Wise                                4,364.741                             6.65%        6.65%
2010 Morningside Dr.
West Columbia, SC  29169

George S. Morgan                                   13,737.506                     20.95%     20.95%
4477 Mandi Drive
Little River, SC  29566



                         Balanced Fund - Class A Shares



                                                                                        Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Louisburg College Inc.                      82,081.936                            5.12%        5.12%
501 N Main Street
Louisburg, NC  27549-2335

NFSC FEBO                                   142,741.602                           8.91%        8.91%
NFSC FMTC IRA
277 Beechwood Drive
Mocksville, NC  27028



                          Balanced Fund - Trust Shares



                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Benefit Service Corporation                 627,281.179                           7.36%
BB&T Savings & Thrift Plan
1375 Peachtree Street
Suite 300
Atlanta, GA  30309-0000

Corelink Financial Inc                      444,236.267                           5.21%
PO Box 4054
Concord, CA  94524

BB&T Capital Manager                        457,124.408                           5.36%        5.36%
  Conservative Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601

                   Growth and Income Stock Fund - Trust Shares


                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Benefit Service Corporation                 1,985,962.451                         10.15%
BB&T Savings & Thrift Plan
1375 Peachtree Street
Suite 300
Atlanta, GA  30309-0000



                   International Equity Fund - Class A Shares



                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
NFSC FEBO                                   9,005.272                             6.68%
Jerald T. Howell
628 Walnut Creek Drive
Goldsboro, NC  27530

Poindexter Lumber Company                   8,983.803                             6.66%
P.O. Box 769
Clemmons, NC  27012-0769



                    Large Company Growth Fund - Trust Shares



                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
BB&T Capital Manager                        311,308.370                           5.44%        5.44%
  Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601

                   Small Company Growth Fund - Class A Shares



                                                                                    Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
Sanwa Bank California                       58,886.076                            10.37%
Cust. Wilshire Associates
  Incorporated
444 Market Street, Fl. 23
San Francisco, CA  94111



                    Small Company Growth Fund - Trust Shares



                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
Benefit Service Corporation                 436,113.898                           10.74%
BB&T Savings & Thrift Plan
1375 Peachtree Street
Suite 300
Atlanta, GA  30309-0000


            Capital Manager Conservative Growth Fund - Class A Shares


                                                                                    Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
NFSC FEBO                                   2,383.222                             11.52%       11.52%
Horace J. Traylor
  500 Pacific Ave., Apt. 403
Virginia Beach, VA  23451

Carol C. Watts                              2,706.384                             13.08%       13.08%
IRA
401 McAuthor St.
Tabor City, NC  28463

Lorraine K. Cauthen                         6,369.791                             30.79%       30.79%
108 Strawberry Lane
Clemson, SC  29631

Cheryl B. Cobb                              6,737.523                             32.57%       32.57%
Linda Z. Greer
214 Park Road
Lexington, SC  29072

Melton Ellerby                              1,900.474                             9.19%        9.19%
Route 1 Box 34
Wadesboro, NC  28170



               Capital Manager Conservative Growth Fund - B Shares



                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
BISYS Fund Services Ohio Inc.               94.877                                100%         100%
3435 Stelzer Road
Columbus, OH  43219


              Capital Manager Moderate Growth Fund - Class A Shares


                                                                                    Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
William H. Peeler                           92,394.294                            61.69%       61.69%
Betty P. Peeler
3802 Old Sptg Hwy
Moore, SC  29369

Leslie L. Keeter                            17,892.589                            11.93%       11.93%
1704 Hodges Ferry Rd.
Portsmouth, VA  23701

James B. Cranford                           7,680.128                             5.12%         5.12%
Chadwick Kyle Cranford
Memorial Scholarship Fund
9413 Cove Dr
Myrtle Beach, SC  29572                     7,680.128                             5.12%         5.12%

              Capital Manager Moderate Growth Fund - Class B Shares



                                                                                       Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
BISYS Fund Services Ohio Inc.               93.985                                100%         100%
3435 Stelzer Road
Columbus, OH  43219


                  Capital Manager Growth Fund - Class A Shares


                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
George Robbie Hood                          3,299.676                              8.45%        8.45%
and William Gregory Hood
JTWROS
P.O. Box 11824
Charlotte, NC  28220

William Gregory Hood                        3,299.676                             8.45%        8.45%
and George Robbit Hood
JTWROS
4906 Cedar Forest Dr.
Charlotte, NC  28266

Elham B. Makam                              9,755.558                             12.68%       12.68%
and Adly A. Girgis
JTWROS
110 Sedgefield Dr.
Clemson, SC  29631

Greg Hope                                   4,213.944                             5.48%         5.48%
117 Fruit Ridge Rd.
Whiteville, NC  28472

Susan M. Bowman                             12,027.627                            15.63%       15.63%
301 Compton Rd.
Raleigh, NC  27609

Amanda M. Baughman                          6,398.832                              8.32%        8.32%
293 Ferndale Dr.
Spartanburg, SC  29316

Carnell Construction Inc.                   15,028.609                            19.53%       19.53%
1705 E. Pamplico Hwy.
Florence, SC  29505



                  Capital Manager Growth Fund - Class B Shares



                                                                                      Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------
BISYS Fund Services Ohio Inc.               93.545                                100%         100%
3435 Stelzer Road
Columbus, OH  43219



         As of February 18, 1999 , BB&T owned of record substantially all of the outstanding Trust Shares of each of the Funds, and held voting or investment power with respect to over 90% of the Trust Shares of each Fund. As a result, BB&T may be deemed to be a "controlling person" of the Trust Shares of each of the Funds under the 1940 Act.


         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

FINANCIAL STATEMENTS

Audited Financial Statements as of September 30, 1998 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 1998, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll-free at (800) 228-1872.

                                    APPENDIX


         The nationally recognized statistical rating organizations (individually, A "Rating Agency") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such Rating Agency. The Rating Agencies that may be utilized by the Funds and the description of each Rating Agency's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to
         AA-      time because of economic conditions.

         A+       Protection factors are average but adequate. However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

Description of the three highest long-term debt ratings by Fitch IBCA (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Obligations which have the highest rating assigned by Fitch IBCA. Capacity for timely repayment principal and interest is extremely strong relative to other obligors in the same country.

         AA Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.

         A Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                                  -Leading market positions in well-established industries.

                                  -High rates of return on funds employed.

                                  -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                                  -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                  -Well-established access to a range of
                                  financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch IBCA's description of its three highest short-term debt ratings:

         Fl Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

         F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'Al' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

         F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1             This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             Registration Statement
                                       of
                             BB&T MUTUAL FUNDS GROUP
                                       on
                                    Form N-1A



PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)     Financial Statements.

                      Included in Part A:

                      -         Financial Highlights

                      Included in Part B:

                      The following financial statement has been incorporated into the Statement of Additional Information by reference to BB&T Mutual Funds GROUP Annual Report to Shareholders, dated September 30, 1998:

                      -     Independent Auditors' Report, dated November 13,
                            1998.

                      - Statements of Assets and Liabilities as of September 30, 1998.

                      - Statements of Operations for the year, or period, ended September 30, 1998.

                      - Statements of Changes in Net Assets for the years or period ended September 30, 1998 and September 30, 1997.

                      - Schedules of Portfolio Investments as of September 30, 1998.

                      - Notes to Financial Statements for the year ended September 30, 1998.

                      - Financial Highlights for the years or periods ended September 30, 1998, September 30, 1997, September 30, 1996, September 30,

                           1995, September 30, 1994 and the periods ended September 30, 1993.

     (b)     Exhibits:

                       (1) Amended and Restated Agreement and Declaration of Trust dated August 18, 1992 is incorporated by reference to Exhibit 1(c) to Post- Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                                1993).

                       (2) Bylaws, Amended and Restated November 8, 1996 are incorporated by reference to Exhibit (2) to Post Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                       (3)      None.

                       (4)      (a)    Article III, Article V, Article VIII,
                                       Section 4, and Article IX, Sections 1, 4,
                                       5, and 7 of the Amended and Restated
                                       Declaration of Trust dated August 18,
                                       1992, is incorporated by reference to
                                       Exhibit 1(c) to Post-Effective Amendment
                                       No. 1 to the Registration Statement on
                                       Form N-1A (filed March 24, 1993).

                                (b) Article 9, Article 10, Section 6, Article 11 of the By-laws responsive to this item is incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

                       (5)      (a)    Investment Advisory Agreement between
                                       the Registrant and Branch Banking and
                                       Trust Company is incorporated by
                                       reference to Exhibit 5(a) to
                                       Post-Effective Amendment No. 1 to the
                                       Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


                                (b)    Revised Schedule A to the Investment
                                       Advisory Agreement between the Registrant and Branch Banking and Trust Company is Filed Herewith.


                                (c)    Sub-Advisory Agreement between Branch
                                       Banking and Trust Company and
                                       CastleInternational Asset Management
                                       Limited
                                    is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                           (d) Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Equity Advisors Company is incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                           (e) Sub-Advisory Agreement between Branch Banking and Trust Company and PNC Institutional Management Corporation is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

                 (6)       (a)      Distribution Agreement between the
                                    Registrant and BISYS Fund Services LP as re-executed February 7, 1997 is incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 11 to the
                                    Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).


                           (b) Revised Schedules A-D to the Distribution Agreement between the Registrant and BISYS Fund Services LP are filed herewith.


                  (7)               None.

                  (8)      (a)      Custody Agreement between the Registrant
                                    and Star Bank, N.A. is incorporated by
                                    reference to Exhibit 8(a) to Post- Effective
                                    Amendment No. 11 to the Registration
                                    Statement of the Registrant on Form N-1A
                                    (filed February 14, 1997).


                           (b) Amended Appendix B to the Custody Agreement between the Registrant and Firststar Bank, N.A. (formerly Star Bank,N.A.) is filed herewith.



                           (c) Custody Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit 8(c) to Post- Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                           (d) Form of Foreign Custody Manager Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-1A (filed November 26, 1997).

                 (9)       (a)      Management and Administration Agreement
                                    between the Registrant and BISYS Fund
                                    Services LP (formerly The Winsbury Company
                                    Limited Partnership) is incorporated by
                                    reference to Exhibit 9(a) to Post-Effective
                                    Amendment No. 1 to the Registration
                                    Statement of the Registrant on Form N-1A
                                    (filed March 24, 1993).

                           (b) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Service Corporation) is incorporated by reference to
                                    Exhibit 9(b) to Post-Effective Amendment No.
                                    1 to the Registration Statement of the
                                    Registrant on Form N-1A (filed March 24,
                                    1993).

                           (c) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Service Corporation) is incorporated by reference to
                                    Exhibit 9(c) to Post-Effective Amendment No.
                                    1 to the Registration Statement of the
                                    Registrant on Form N-1A (filed March 24,
                                    1993).

                           (d) License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


                           (e) Revised Schedule A to the Management and Administration Agreement between the Registrant and BISYS Fund Services Limited Partnership (formerly The Winsbury Company Limited Partnership) is filed herewith.


                           (f) Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

                                    (formerly The Winsbury Service Corporation) is filed herewith.



                           (g) Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Service Corporation) is filed herewith.


                 (10)               Opinion of Ropes & Gray is filed herewith.

                 (11)      (a)      Consent of KPMG LLP is filed herewith.

                           (b)      Consent of Ropes & Gray is filed herewith.

                  (12)              None.

                  (13) Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed September 23, 1992).

                  (14)              None.

                  (15)     (a)      Amended and Restated Distribution and
                                    Shareholder Services Plan as Re-Executed
                                    February 7, 1997 between the Registrant and
                                    BISYS Fund Services Limited Partnership is incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 11 to the
                                    Registrant's Registration Statement on Form
                                    N-1A (filed February 14, 1997).


                           (b) Revised Schedule A to the Amended and Restated Distribution and Shareholder Services Plan as re-executed February 7, 1997 between the Registrant and BISYS Fund Services Limited Partnership is filed herewith.


                           (c)      Servicing Agreement with respect to
                                    Shareholder Services between Branch Banking and Trust Company and BISYS Fund Services Limited Partnership (formerly The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 1 to the

                                    Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


                           (d)      Revised Schedule A to the Servicing
                                    Agreement with Branch Banking and Trust
                                    Company and BISYS Fund Services Limited
                                    Partnership (formerly The Winsbury Company
                                    Limited Partnership) is filed herewith.


                  (16)     (a)      Performance Calculation Schedules
                                    relating to period ended September 30, 1993 for the U.S. Treasury Fund, Short-
                                    Intermediate U.S. Government Income Fund,
                                    Intermediate U.S. Government Bond Fund,
                                    North Carolina Intermediate Tax-Free Fund,
                                    Growth & Income Stock Fund and Balanced Fund are incorporated by reference to Exhibit 16 to Post- Effective Amendment No. 2 to the
                                    Registration Statement of the Registrant on Form N-1A (filed November 24, 1993).

                           (b) Performance Calculation Schedules relating to period ended March 31, 1995 for the Small Company Growth Fund are incorporated by reference to Exhibit (16)(b) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed June 1, 1995)

                           (c) Performance Calculation Schedules relating to the period ended March 31, 1997 for the International Equity Fund are incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

                           (d) Omitted per instructions of Letter from Barry D. Miller, Associate Director, United States Securities and Exchange Commission, to Craig S. Tyle, General Counsel, Investment Company Institute (October 2,
                                    1998).

                 (17)               Financial Data Schedules

                                    (a) U.S. Treasury Money Market Fund
                                        (Class A)
                                    (b) U.S. Treasury Money Market Fund
                                        (Trust Class)
                                    (c) U.S. Treasury Money Market Fund
                                        (Class B)
                                    (d) Short Intermediate U.S. Government
                                        Income Fund (Class A)

                                    (e)      Short Intermediate U.S. Government
                                             Income Fund (Trust Class)

                                    (f)      Intermediate U.S. Government Bond
                                             Fund (Class A)

                                    (g)      Intermediate U.S. Government Bond
                                             Fund (Trust Class)

                                    (h)      Intermediate U.S. Government Bond
                                             Fund (Class B)

                                    (i)      N.C. Intermediate Tax Free Fund
                                             (Class A)

                                    (j)      N.C. Intermediate Tax Free Fund
                                             (Trust Class)

                                    (k)      Growth & Income Stock Fund (Class
                                             A)

                                    (l)      Growth & Income Stock Fund (Trust
                                             Class)

                                    (m)      Growth & Income Stock Fund (Class
                                             B)

                                    (n)      Balanced Fund (Class A)

                                    (o)      Balanced Fund (Trust Class)

                                    (p)      Balanced Fund (Class B)

                                    (q)      Small Company Growth Fund (Class A)

                                    (r)      Small Company Growth Fund (Trust
                                             Class)

                                    (s)      Small Company Growth Fund (Class B)

                                    (t)      International Equity Fund (Class A)

                                    (u)      International Equity Fund (Trust
                                             Class)

                                    (v)      International Equity Fund (Class B)

                                    (w)      Prime Money Market Fund (Class A)

                                    (x)      Prime Money Market Fund (Trust
                                             Class)

                                    (y)      Prime Money Market Fund (Class B)

                                    (z)      S.C. Intermediate Tax-Free Fund
                                             (Class A)

                                    (aa)     S.C. Intermediate Tax-Free Fund
                                             (Trust Class)

                                    (bb)     Large Company Growth Fund (Class A)

                                    (cc)     Large Company Growth Fund (Trust
                                             Class)

                                    (dd)     Large Company Growth Fund (Class B)

                                    (ee)     Capital Manager Conservative Growth
                                             Fund (Class A)

                                    (ff)     Capital Manager Conservative Growth
                                             Fund (Trust Class)

                                    (gg)     Capital Manager Moderate Growth
                                             Fund (Class A)

                                    (hh)     Capital Manager Moderate Growth
                                             Fund (Trust Class)

                                    (ii)     Capital Manager Growth Fund (Class
                                             A)

                                    (jj)     Capital Manager Growth Fund (Trust
                                             Class)

                           (18) Multiple Class Plan for BB&T Mutual Funds Group adopted by the Board of Trustees on September 21, 1995 is incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on Form N-1A (filed October 18, 1995).

Item 25.     Persons Controlled By or Under Common Control with Registrant

             None.

Item 26.     Number of Holders of Securities

             Omitted per instructions of Letter from Barry D. Miller, Associate Director, United States Securities and Exchange Commission, to Craig S. Tyle, General Counsel, Investment Company Institute (October 2, 1998).

Item 27.     Indemnification

             Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

             "Trustees, Officers, etc.

             Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

             Compromise Payment

             Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if
             (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibit 6(a).

             In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 28. Business and Other Connections of Investment Adviser and Investment Sub-Advisers.

             BB&T is the investment adviser to each fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank and savings and loan holding company. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

             In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.

             Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of BB&T) in which each director or senior officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Branch              Other business, profession,
Banking and Trust Company                  vocation, or employment

John A. Allison IV
Chairman of the Board and
  Chief Executive Officer


Paul B. Barringer                          President and Chief Executive Officer
Director                                   Coastal Lumber Company
                                           Weldon, N.C.

W.R. Cuthbertson, Jr.
Director

Ronald E. Deal                             Investor, Chairman Wesley Hall
Director                                   Hickory, N.C.


Albert J. Dooley, Sr.                      Dooley, Dooley, Spence & Parker
Director                                   Lexington, S.C.

Joseph L. Dudley, Sr.                      Owner
Director                                   Dudley Products
                                           Kernersville, S.C.

Tom D. Efird                               President
Director                                   Standard Distributors, Inc.
                                           Gastonia, N.C.

O. William Fenn, Jr.                       NC Department of Commerce
Director                                   Furniture Export Office
                                           High Point, N.C.


Paul S. Goldsmith                          BB&T Insurance Services, Inc.
Director                                   Greenville, S.C.

Dr. Lloyd Vincent Hackley          President
Director                           NC System of Community Colleges
                                   Raleigh, N.C.

Ernest F. Hardee                   Ernest Francis Realty Corp.,
Director                           Hardee Realty Corporation
                                   Portsmouth, V.A.

James A. Hardison
Director

Dr. Richard Janeway                Executive Vice President for Health Affairs
Director                           Bowman Gray School of Medicine
                                   Winston-Salem, N.C.

J. Ernest Lathem, M.D.             Urology Specialist, Prostate Diagnostics
Director                           Greenville, S.C.

James H. Maynard                   Chairman & CEO
Director                           Investors Management Corporation
                                   Raleigh, N.C.


Joseph A. McAleer, Jr.             Chief Executive Officer and Director
Director                           Krispy Kreme Doughnut Corp.
                                   Winston-Salem, N.C.


Albert O. McCauley                 Secretary and Treasurer
Director                           Quick Stop Food Marts, Inc., McCauley
                                   Moving & Storage of Fayetteville, Inc.
                                   Fayetteville, N.C.


James Dickson McLean, Jr.          Attorney at Law, President
Director                           McLean, Stacy, Henry & McLean, P.A.
                                   Lumberton, N.C.


Charles E. Nichols                 Attorney at Law, North Carolina Trust Center
Director                           Greensboro, N.C.


L. Glenn Orr, Jr.                  Orr Management Company
Director                           Winston-Salem, N.C.

A. Winniett Peters                 Standard Commercial Tobacco Company
Director                           Wilson, N.C.


Richard L. Player, Jr.             President
Director                           Player, Inc.
                                   Fayetteville, N.C.

C. Edward Pleasants, Jr.           President, CEO & Director
Director                           Pleasants Hardware Company
                                   Winston-Salem, N.C.


Nido R. Qubein                     Chief Executive Officer
Director                           Creative Services, Inc.
                                   High Point, N.C.


A. Tab Williams, Jr.               Chairman & CEO
Director                           A.T. Williams Oil Company
                                   Winston-Salem, N.C.


         BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) is an indirect majority-owned subsidiary of PNC Bank Corp. BFMI serves as the investment sub-adviser to the Small Company Growth Fund. The list required by this Item 28 of officers and directors of BFMI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFMI pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

         BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock International serves as the investment sub-adviser to the International Equity Fund. The list required by this Item 28 of officers and directors of BlackRock International, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock International pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) is an indirect majority-owned subsidiary of PNC Bank Corp. BIMC serves as the investment sub-adviser to the Prime Money Market Fund. The list required by this Item 28 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

Item 29.     Principal Underwriter.

             (a) BISYS Fund Services (formerly known as The Winsbury Company) acts as distributor and administrator for the Registrant. BISYS Fund Services also distributes the securities of Alpine Equity Trust, The ARCH Fund, Inc., American Performance Funds, AmSouth Mutual Funds, The Coventry Group, ESC Strategic Funds, Inc., The Eureka Funds, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, INTRUST Funds Trust, The Infinity Mutual Funds, Inc., The Kent Funds, Magna Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D.&T. Funds, Pacific Capital Funds, Parkstone Group of Funds, The Parkstone Advantage Fund, Pegasus Funds, The Republic Advisors Funds Trust, Puget Sound Alternative Investment Series Trust, The Republic Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. d/b/a Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Funds, and Vintage Mutual Funds, Inc., each of which is a management investment company. The parent of BISYS Fund Services, Inc. (the sole general partner of BISYS Fund Services) is The BISYS Group, Inc.

             (b) Partners of BISYS Fund Services as of the date of this Part C are as follows:

                                  Positions and           Positions and
Name and Principal                Offices with The        Offices with
Business Addresses                Winsbury Company        The Registrant
------------------                ----------------        --------------

The BISYS Group, Inc.             Sole Shareholder         None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.         Sole General             None
3435 Stelzer Road                   Partner
Columbus, OH  43219

WC Subsidiary Corporation         Limited Partner          None
150 Clove Road
Little Falls, NJ 07424

Item 30.       Location of Accounts and Records

               Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:


               (1)  BB&T Mutual Funds Group
                    3435 Stelzer Road
                    Columbus, Ohio  43219
                    Attention:  Secretary
                    (Registrant)


               (2)  Branch Banking and Trust Company
                    434 Fayetteville Street Mall
                    Raleigh, North Carolina  27601
                    Attention:  Trust Investments
                    (Investment Adviser)

               (3)  BlackRock Financial Management, Inc.
                    1600 Market Street, 27th Floor
                    Philadelphia, PA   19103
                    (Investment Sub-Adviser to the Small Company Growth Fund)

               (4)  BlackRock International, Ltd.
                    (Investment Sub-Adviser to the International Equity Fund) 7 Castle Street
                    Edinburgh, Scotland EH23AH

               (5) BlackRock Institutional Management Corporation (Investment Sub-Adviser to the Prime Money Market Fund) 400 Bellevue Parkway, 4th Floor
                    Wilmington, DE  19809

               (6)  BISYS Fund Services
                    3435 Stelzer Road
                    Columbus, Ohio  43219
                    (Manager, Administrator and Distributor)

               (7)  Firststar Bank N.A.

                    425 Walnut Street
                    Cincinnati, Ohio  45201
                    (Custodian)

               (8)  BISYS Fund Services Ohio, Inc.
                    3435 Stelzer Road
                    Columbus, Ohio  43219
                    (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

               (9)  Bank of New York
                    90 Washington Street, 22nd Floor
                    New York, NY  10286
                    (Custodian to the International Equity Fund)

               (10) Ropes & Gray
                    One Franklin Square, 1301 K Street, N.W., Suite 800 East Washington, D.C. 20005
                    (Declaration of Trust, Bylaws, Minutes Book)

Item 31.       Management Services

               None.

Item 32.       Undertakings

               The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

               The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE


         A copy of the Agreement and Declaration of Trust, as amended, of the BB&T Mutual Funds Group is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the 1933 Act and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 3rd day of March, 1999.

                                                         BB&T MUTUAL FUNDS GROUP
                                                         Registrant
                                                         /s/ Walter B. Grimm
                                                         -------------------
                                                         Walter B. Grimm
                                                         Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                    Date
--------                        -----                    ----

/s/ Walter B. Grimm             Chairman                 March 3, 1999
-------------------
*Walter B. Grimm

/s/ William E. Graham           Trustee                  March 3, 1999
---------------------
*William E. Graham

/s/ Thomas W. Lambeth           Trustee                  March 3, 1999
---------------------
*Thomas W. Lambeth

/s/ Gary R. Tenkman             Treasurer                March 3, 1999
-------------------
*Gary R. Tenkman

/s/ W. Ray Long                 Trustee                  March 3, 1999
---------------
*W. Ray Long

/s/ Robert W. Stewart           Trustee                  March 3, 1999
---------------------
*Robert W. Stewart


*By:/S/Alan G. Priest
    ------------------
       Alan G. Priest
    Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY


             Walter B. Grimm whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the BB&T Mutual Funds Group (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:  6-18-97                                   /s/  Walter B. Grimm
                                                  -----------------------
                                                  Walter B. Grimm

                                POWER OF ATTORNEY

         William E. Graham, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee William E. Graham, Jr. and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94

                                                         /s/ William E. Graham
                                                         ---------------------
                                                         William E. Graham

                                POWER OF ATTORNEY

         Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Thomas Willis Lambeth and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94


                                                        /s/ Thomas W. Lambeth
                                                        ---------------------
                                                        Thomas Willis Lambeth

                                POWER OF ATTORNEY


         W. Ray Long, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee W. Ray Long and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94

                                                           /s/ W. Ray Long
                                                           ---------------
                                                           W. Ray Long

                                POWER OF ATTORNEY

         Robert W. Stewart, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Robert W. Stewart and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94


                                                           /s/ Robert W. Stewart
                                                           ---------------------
                                                           Robert W. Stewart

                                POWER OF ATTORNEY


         Gary R. Tenkman, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the BB&T Mutual Funds Group (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:  August 3, 1998                                        /s/Gary R. Tenkman
                                                              ------------------
                                                              Gary R. Tenkman

                                  EXHIBIT INDEX
 .

Exhibit No.          Description                                                                   Page


(5)(b)               Revised Schedule A to Investment Advisory Agreement


(6)(b)               Revised Schedules A-D to the Distribution Agreement


(8)(b)               Amended Appendix B to the Custody Agreement


(9)(e)               Revised Schedule A to Management and Administration
                     Agreement


(9)(f)               Revised Schedule A to Transfer Agency Agreement


(9)(g)               Revised Schedule A to Fund Accounting Agreement

(10)                 Opinion of Ropes & Gray

(11)(a)              Consent of KPMG LLP

(11)(b)              Consent of Ropes & Gray

(15)(b)              Revised Schedule A to Amended and Restated
                     Distribution and Shareholder Services Plan

(15)(d)              Revised Schedule A to Servicing Agreement

(17)                 Financial Data Schedules:

                     (a)    U.S. Treasury Money Market (Class A)
                     (b)    U.S. Treasury Money Market (Trust Class)
                     (c)    U.S. Treasury Money Market (Class B)
                     (d)    Short Intermediate U.S. Government Income Fund (Class A)
                     (e)    Short Intermediate U.S. Government Income Fund (Trust Class)
                     (f)    Intermediate U.S. Government Bond Fund (Class A)
                     (g)    Intermediate U.S. Government Bond Fund (Trust Class)
                     (h)    Intermediate U.S. Government Bond Fund (Class B)
                     (i)    N.C. Intermediate Tax Free Fund (Class A)
                     (j)    N.C. Intermediate Tax Free Fund (Trust Class)
                     (k)    Growth & Income Stock Fund (Class A)
                     (l)    Growth & Income Stock Fund (Trust Class)
                     (m)    Growth & Income Stock Fund (Class B)
                     (n)    Balanced Fund (Class A)
                     (o)    Balanced Fund (Trust Class)

                     (p)    Balanced Fund (Class B)
                     (q)    Small Company Growth Fund (Class A)
                     (r)    Small Company Growth Fund (Trust Class)
                     (s)    Small Company Growth Fund (Class B)
                     (t)    International Equity Fund (Class A)
                     (u)    International Equity Fund (Trust Class)
                     (v)    International Equity Fund (Class B)
                     (w)    Prime Obligations Fund (Class A)
                     (x)    Prime Obligations Fund (Trust Class)
                     (y)    Prime Money Market Fund (Class B)
                     (z)    S.C. Intermediate Tax-Free Fund (Class A)
                     (aa)   S.C. Intermediate Tax-Free Fund (Trust Class)
                     (bb)   Large Company Growth Fund (Class A)
                     (cc)   Large Company Growth Fund (Trust Class)
                     (dd)   Large Company Growth Fund (Class B)
                     (ee)   Capital Manager Conservative Growth Fund (Class A)
                     (ff)   Capital Manager Conservative Growth Fund (Trust Class)
                     (gg)   Capital Manager Moderate Growth Fund (Class A)
                     (hh)   Capital Manager Moderate Growth Fund (Trust Class)
                     (ii)   Capital Manager Growth Fund (Class A)
                     (jj)   Capital Manager Growth Fund (Trust Class)